Prospectus

Minnesota Life Insurance Company
Minnesota Life Variable Life Account

Variable Adjustable Life Insurance Policy

    This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

    Variable Adjustable Life policy values may be invested in our separate account called the Minnesota Life Variable Life Account ("Variable Life Account"). Policy values may also be invested in a general account option. The actual cash value of each Policy will vary with the investment experience of these options.

The Variable Life Account invests its assets in the following Fund Portfolios:

[LOGO] ADVANTUS(TM)
Capital Management

Advantus Capital Management, Inc.:
..  Bond Portfolio
..  Money Market Portfolio
..  Mortgage Securities Portfolio
..  Index 500 Portfolio
..  International Bond Portfolio (Advantus Global Bond Portfolio was renamed
   Advantus International Bond Portfolio effective May 1, 2003)
..  Index 400 Mid-Cap Portfolio
..  Real Estate Securities Portfolio

[LOGO] AIM/SM
INVESTMENTS

AIM Variable Insurance Fund:
..  AIM V.I. Aggressive Growth Fund -- Series II Shares
..  AIM V.I. Balanced Fund -- Series II Shares
..  AIM V.I. Dent Demographic Trends Fund -- Series II Shares
..  AIM V.I. Premier Equity Fund -- Series II Shares

[LOGO] American Century(R)

American Century Variable Portfolios, Inc.:
..  VP Income & Growth Fund -- Class II Shares
..  VP Ultra(R) Fund -- Class II Shares
..  VP Value Fund -- Class II Shares

[LOGO] CREDIT SUISSE ASSET MANAGEMENT

Credit Suisse Trust:
..  Global Post-Venture Capital Portfolio

[LOGO]
Fidelity/R/
INVESTMENTS

Fidelity Variable Insurance Products Funds:
..  Contrafund(R) Portfolio -- Service Class 2 Shares
..  Equity-Income Portfolio -- Service Class 2 Shares
..  Mid Cap Portfolio -- Service Class 2 Shares

[LOGO] FRANKLIN TEMPLETON INVESTMENTS/R/

Franklin Templeton Variable Insurance Products Trust:
..  Franklin Large Cap Growth Securities Fund -- Class 2 Shares
..  Franklin Small Cap Fund -- Class 2 Shares
..  Mutual Shares Securities Fund -- Class 2 Shares
..  Templeton Developing Markets Securities Fund --
    Class 2 Shares
..  Templeton Global Asset Allocation Fund -- Class 2 Shares (formerly Templeton
   Asset Strategy Fund)

[LOGO]
JANUS CAPITAL
Group

Janus Aspen Series:
..  Balanced Portfolio -- Service Shares
..  Capital Appreciation Portfolio -- Service Shares
..  International Growth Portfolio -- Service Shares

[LOGO] MFS
INVESTMENT MANAGEMENT

MFS(R) Variable Insurance Trust /sm/:
..  Investors Growth Stock Series -- Service Shares
..  Mid Cap Growth Series -- Service Shares
..  New Discovery Series -- Service Shares
..  Value Series -- Service Shares

[LOGO] Oppenheimer Funds/R/
The Right Way to Invest

Oppenheimer Variable Account Funds:
..  Capital Appreciation Fund -- Service Shares
..  High Income Fund -- Service Shares

Panorama Series Fund, Inc.:
..  International Growth Fund -- Service Shares

[LOGO] PUTNAM INVESTMENTS

Putnam Variable Trust:
..  Putnam VT Growth and Income Fund -- Class IB Shares
..  Putnam VT International Equity Fund -- Class IB Shares (Putnam VT
   International Growth Fund was renamed Putnam VT International Equity Fund effective May 1, 2003)
..  Putnam VT New Opportunities Fund -- Class IB Shares
..  Putnam VT New Value Fund -- Class IB Shares
..  Putnam VT Voyager Fund -- Class IB Shares

                                    [GRAPHIC]

W&R
TARGET FUNDS
--------------
Waddell & Reed

W&R Target Funds, Inc.
..  W&R Asset Strategy Portfolio
..  W&R Balanced Portfolio
..  W&R Core Equity Portfolio
..  W&R Growth Portfolio
..  W&R International Portfolio
..  W&R International II Portfolio
..  W&R Micro Cap Growth Portfolio
..  W&R Science and Technology Portfolio
..  W&R Small Cap Growth Portfolio
..  W&R Small Cap Value Portfolio
..  W&R Value Portfolio


    This prospectus must be accompanied by the current prospectuses of the Funds. You should read the prospectus carefully and retain it for future reference.

    The Policy has not been approved or disapproved by the SEC. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   [LOGO] MINNESOTA LIFE
    400 Robert Street North . St. Paul, Minnesota 55101-2098
    Ph 651/665-3500 . http:/www.minnesotamutual.com

    Dated:  March 12, 2004

Table of Contents

         Summary of Benefits and Risks                                    1

         General Descriptions                                             5
               Minnesota Life Insurance Company                           5
               Variable Life Account                                      6
               The Funds                                                  6
               Additions, Deletions or Substitutions                      9
               Selection of Sub-Accounts                                 10
               The Guaranteed Interest Account                           10

         Detailed Information about the Variable Adjustable
           Life Insurance Policy                                         11
               Adjustable Life Insurance                                 11
               Policy Adjustments                                        12
               Applications and Policy Issue                             15
               Policy Premiums                                           15
               Actual Cash Value                                         18
               Death Benefit Options                                     21
               Policy Loans                                              22
               Surrender                                                 24
               Free Look                                                 24
               Policy Charges                                            25
               Other Policy Provisions                                   26
               Additional Benefits                                       28

         Other Matters                                                   29
               Federal Tax Status                                        29
               Voting Rights                                             32
               Distribution of Policies                                  33
               Legal Proceedings                                         33
               Registration Statement                                    33

         Statement of Additional Information                             34

Summary of Benefits and Risks

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a variable adjustable life insurance policy called VAL Summit. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner and the beneficiary and the right to make policy adjustments. This kind of policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle.

What are some of the benefits of the Policy?

The Policy described in this prospectus combines a guaranteed plan of insurance, flexible administrative procedures, and significant and useful market sensitive investment features.

What is the guaranteed plan of insurance?

For any given level of premium, face amount and death benefit option, we guarantee a specific plan of insurance. The plan of insurance is the period during which insurance coverage is guaranteed and the period during which you must pay premiums to maintain that guarantee. These two periods are not always the same. For example, the Policy could have insurance coverage for life, with premiums payable for 30 years. (See "Adjustable Life Insurance" on page 11.)

What makes the Policy "Adjustable"?

The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option that you need. Based on these three factors, we will calculate the guaranteed plan of insurance. Some limitations do apply to policy adjustments. (See "Policy Adjustments" on page 12.)

The maximum plan of insurance available is a whole life plan where the Policy becomes paid-up after the payment of ten annual premiums. The minimum plan of insurance that we offer at original issue is a protection plan that provides guaranteed insurance coverage for ten years with premiums payable for ten years. (See "Adjustable Life Insurance" on page 11.) A protection plan of insurance guarantees insurance coverage and a certain premium level, for a specified number of years, always less than for whole life. A protection plan offers the most insurance protection with the lowest initial level of premiums and with the least cash value.

For any given face amount and death benefit option, you may select a premium that results in a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. In general, the higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up.

What makes the Policy "Variable"?

The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. (See "Variable Life Account" and "Funds" on page 6.)

Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed interest account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed interest account, you do not bear the risk that adverse investment performance will depreciate the account value. (See "The Guaranteed Interest Account" on page 10.)

What death benefit options are offered under the Policy?

The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.

The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased actual cash values. The death benefit will vary only if necessary to satisfy the definition of life insurance.

The Protection Option provides a variable death benefit equal to the guaranteed face amount plus the policy value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased actual cash values. (See "Death Benefit Options" on page 21.)


Do you have access to your policy values?

Yes. Your policy value is the actual cash value plus any policy loan. (See "Actual Cash Value" on page 18.) You may transfer actual cash values among the available investment options, make a withdrawal from the actual cash values, or surrender the Policy. (See "Transfers" on page 20 and "Surrender" on page 24.) You may also borrow up to 90 percent of your policy value less surrender charge as a policy loan. (See "Policy Loans" on page 22.) Some of these transactions may have significant tax consequences. (See "Federal Tax Status" on page 29.)

What are some of the risks of the Policy?

There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the Policy. (See "Actual Cash Value" on page 18.)

There is a risk that a Policy will terminate. This will occur if there is insufficient actual cash value to cover policy charges, or if there is no actual cash value when there is a policy loan. Policy loans may increase the risk that the Policy will terminate. If a Policy with a substantial loan terminates, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. (See "Policy Premiums" on page 15.)

You may make a partial surrender of the actual cash values. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. In addition, a partial surrender may have significant tax consequences. (See "Federal Tax Status" on page 29.)

There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are not constructively received until they are actually received.

There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. (See "Federal Tax Status" on page 29.)

Summary Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Policy, pay premiums, surrender the Policy, adjust the Policy or make transfers between the investment options.

         Charge             When Charge is Deducted        Amount Deducted
Premium Charge             Upon premium payment       Maximum of 5.75 percent
                                                      of premium in all years(1)
Policy Adjustment          At policy adjustment for   $25
Transaction Charge(2)      changes in premium, face
                           amount, plan of
                           insurance, and death
                           benefit option
Partial Surrender          At partial surrender       Lesser of $25 or 2
Transaction Charge                                    percent of partial
                                                      surrender amount
Transfer Transaction       At transfer of cash values Maximum of $25; currently
Charge                                                $10(3)
Surrender Charge           At policy surrender or     Maximum of the sum of all
                           termination                monthly Policy Issue
                                                      Charges, remaining unpaid
                                                      from the time of
                                                      surrender or termination
                                                      to the end of the
                                                      applicable ten year
                                                      period(4)

(1) The premium charge applies to base premiums and non-repeating premiums. It does not apply to premiums for Additional Benefits. (See "Additional Benefits" on page 28.) This charge is currently 5.75 percent on base premiums and 3 percent on non-repeating premiums. Base premiums are premiums paid for the basic policy before any premiums for additional benefits. Non-repeating premiums are premiums paid in addition to planned premiums.

(2) See "Policy Adjustments" on page 12.

(3) The transfer transaction charge only applies to non-systematic transfers in excess of 12 per year. (See "Transfers" on page 20.)

(4) The Policy Issue Charge is assessed during the first ten years after policy issue or policy adjustment involving an increase in premium or net amount at risk. (See Periodic Charges table below.) If the Policy is terminated or surrendered during that ten year period, we will assess a Surrender Charge. The maximum Surrender Charge is the sum of all monthly Policy Issue Charges, remaining unpaid from the time of surrender or termination to the end of the applicable ten year period. This amount will not be adjusted for present value.

       Periodic Charges Other Than Investment Option Operating Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

         Charge             When Charge is Deducted        Amount Deducted
Monthly Policy Charge      Monthly                    Maximum of $12 plus
                                                      $0.0125 per $1,000 of
                                                      face amount; currently $5
                                                      plus $0.0125 per $1,000
                                                      of face amount
Policy Issue Charge(1)     Monthly                    Maximum of $146.36 and
                                                      minimum of $0.46 per
                                                      $1,000 of face amount

                                                      The charge for a
                                                      representative male
                                                      nonsmoker standard risk
                                                      age 40 would be $2.26 per
                                                      $1,000 of face amount
Cost of Insurance Charge   Monthly                    Maximum of $83.33 and
                                                      minimum of $0.01 per
                                                      $1,000 of net amount at
                                                      risk(2)

                                                      The charge for a
                                                      representative male
                                                      nonsmoker standard risk
                                                      age 40 would be $0.06
                                                      per $1,000 of net amount
                                                      at risk(3)
Cash Extra Charge(3)       Monthly                    Maximum of $76 and
                                                      minimum of $0.00 per
                                                      $1,000 of net amount at
                                                      risk(2)

                                                      The charge for a
                                                      representative male
                                                      nonsmoker risk age 40
                                                      would be $0.01 per $1,000
                                                      of face amount(3)
Mortality and Expense      Daily                      0.50 percent of average
Risk Charge                                           daily net assets of
                                                      Variable Life Account
Loan Interest Charge(4)    Annually and upon policy   Loan interest accrues
                           adjustment                 daily at 5 percent of
                                                      loan amount
Additional Benefits:
 a)Waiver of Premium       Upon premium payment        a)Maximum of $11.24 and
   Agreement                                             minimum of $0.12 per
                                                         $1,000 of face amount
                                                         annually

                                                      The charge for a
                                                      representative male
                                                      nonsmoker age 40 would be
                                                      $0.94 per $1,000 of face
                                                      amount annually(4)
 b)Inflation Agreement     Annually                    b)$8 annually
 c)Face Amount Increase    Upon premium payment        c)Maximum of $2.29 and
   Agreement                                             minimum of $0.65 per
                                                         $1,000 of agreement
                                                         coverage annually

                                                      The charge for a
                                                      representative male age
                                                      22 would be $1.53 per
                                                      $1,000 of agreement
                                                      coverage annually(5)

         Charge             When Charge is Deducted        Amount Deducted
 d)Business Continuation   Upon premium payment        d)Maximum of $35.04 and
   Agreement                                             minimum of $0.10 per
                                                         $1,000 of agreement
                                                         coverage annually

                                                      The charge for a
                                                      representative male and
                                                      female both nonsmokers
                                                      age 40 would be $0.10 per
                                                      $1,000 of agreement
                                                      coverage annually(6)
 e)Family Term Agreement   Upon premium payment        e)$5 per $1,000 of
                                                         agreement coverage
                                                         annually

(1) A Policy Issue Charge is assessed during the first ten years after policy issue or policy adjustment involving an increase in premium or in the net amount at risk. The charge varies by the age and underwriting class of the insured. The charge may not be representative of the charge for a particular insured. More information regarding the charge for a specific insured is available upon request to us.

(2) Net amount at risk is defined as death benefit minus policy value.

(3) The charge varies by the age and underwriting class of the insured. The charge may not be representative of the charge for a particular insured. More information regarding the charge for a specific insured is available upon request to us.

(4) See "Policy Loan Interest" on page 22.

(5) The charge varies by the age of the insured. The charge may not be representative of the charges for a particular insured. More information regarding the charge for a specific insured is available upon request to us.

(6) The charge varies by the ages and underwriting classes for particular insureds. More information regarding the charge for specific insureds is available upon request to us.

                 Total Annual Operating Expenses of the Funds

This table describes the total annual operating expenses associated with the Funds that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its portfolios' fees and expenses is contained in the prospectus for that Fund.

                           Charge                 Minimum Maximum
                   Total Fees and Expenses(1)      0.43%  3.19(2)

(1) The total fees and expenses include the investment management fee, distribution (12b-1) fee and other expense for the Funds.

(2) By contractual agreement, MFS Value Series had expense waivers of 2.04%, and as a result the actual expenses for the Portfolio at the end of December 31, 2002 were 1.15%. These expense waivers are expected to continue until January 1, 2005.

General Descriptions

Minnesota Life Insurance Company

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company, a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named Minnesota Mutual Companies, Inc. The Minnesota Mutual
Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named Minnesota Life Insurance Company. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named Securian Financial Group, Inc., which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

Variable Life Account

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. Minnesota Life is obligated to pay all amounts promised to policy owners and beneficiaries under the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has forty-nine sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

The Funds

Below is a list of the Portfolios and their investment adviser or sub-adviser. Prospectuses for the Funds must accompany this Prospectus. You should carefully read these prospectuses before investing in the Policy.

                                  Investment                 Investment
     Fund/Portfolio                 Adviser                  Sub-Adviser
     --------------               ----------                 -----------
Advantus Series Fund,
Inc.:
Bond Portfolio             Advantus Capital
                             Management, Inc.
Money Market Portfolio     Advantus Capital
                             Management, Inc.
Mortgage Securities        Advantus Capital
  Portfolio                  Management, Inc.
Index 500 Portfolio        Advantus Capital
                             Management, Inc.
International Bond         Advantus Capital           Julius Baer Investment
  Portfolio                  Management, Inc.         Management Inc.
Index 400 Mid-Cap          Advantus Capital
  Portfolio                  Management, Inc.
Real Estate Securities     Advantus Capital
  Portfolio                  Management, Inc.

                                   Investment                  Investment
     Fund/Portfolio                  Adviser                   Sub-Adviser
     --------------                ----------                  -----------
AIM Variable Insurance
Fund:
AIM V.I. Aggressive         A I M Advisors, Inc.
  Growth Fund - Series II
  Shares
AIM V.I. Balanced Fund -    A I M Advisors, Inc.
  Series II Shares
AIM V.I. Dent Demographic   A I M Advisors, Inc.        H.S. Dent Advisors, Inc.
  Trends Fund - Series II
  Shares
AIM V.I. Premier Equity     A I M Advisors, Inc.
  Fund - Series II Shares
American Century Variable Portfolios, Inc.:
VP Income & Growth Fund -   American Century
  Class II Shares             Investment
                            Management, Inc.
VP Ultra(R) Fund - Class    American Century
  II Shares                   Investment
                            Management, Inc.
VP Value Fund - Class II    American Century
  Shares                      Investment
                            Management, Inc.
Credit Suisse Trust:
Global Post-Venture         Credit Suisse Asset
  Capital Portfolio           Management, LLC
Fidelity Variable Insurance Products Funds:
Contrafund(R) Portfolio -   Fidelity Management &       FMR Co., Inc., Fidelity
  Service Class 2 Shares      Research                  Management & Research
                                                        (U.K.) Inc., Fidelity
                                                        Management & Research
                                                        (Far East) Inc. and
                                                        Fidelity Investments
                                                        Japan Limited
Equity-Income Portfolio -   Fidelity Management &       FMR Co., Inc.
  Service Class 2 Shares      Research
Mid Cap Portfolio -         Fidelity Management &       FMR Co., Inc., Fidelity
  Service Class 2 Shares      Research                  Management & Research
                                                        (U.K.) Inc., Fidelity
                                                        Management & Research
                                                        (Far East) Inc. and
                                                        Fidelity Investments
                                                        Japan Limited
Franklin Templeton Variable Insurance Products Trust:
Franklin Large Cap Growth   Franklin Advisers, Inc.
  Securities Fund - Class
  2 Shares
Franklin Small Cap Fund -   Franklin Advisers, Inc.
  Class 2 Shares
Mutual Shares Securities    Franklin Mutual Advisers,
  Fund - Class 2 Shares       LLC
Templeton Developing        Templeton Asset
  Markets Securities Fund     Management Ltd.
  - Class 2 Shares
Templeton Global Asset      Templeton Investment
  Allocation Fund - Class     Counsel, LLC
  2 Shares

                                  Investment                 Investment
     Fund/Portfolio                 Adviser                  Sub-Adviser
     --------------               ----------                 -----------
Janus Aspen Series:
Balanced Portfolio -       Janus Capital
  Service Shares
Capital Appreciation       Janus Capital
  Portfolio - Service
  Shares
International Growth       Janus Capital
  Portfolio - Service
  Shares
MFS(R) Variable Insurance Trust/sm/:
Investors Growth Stock     Massachusetts Financial
  Series - Service Shares    Services
                           Company
Mid Cap Growth Series -    Massachusetts Financial
  Service Shares             Services
                           Company
New Discovery Series -     Massachusetts Financial
  Service Shares             Services
                           Company
Value Series - Service     Massachusetts Financial
  Shares                     Services
                           Company
Oppenheimer Variable Account Funds:
Capital Appreciation Fund  OppenheimerFunds, Inc.
  - Service Shares
High Income Fund -         OppenheimerFunds, Inc.
  Service Shares
Panorama Series Fund, Inc.:
International Growth Fund  OppenheimerFunds, Inc.
  - Service Shares
Putnam Variable Trust:
Putnam VT Growth and       Putnam Investment
  Income Fund - Class IB     Management, LLC
  Shares
Putnam VT International    Putnam Investment
  Equity - Class IB Shares   Management, LLC
Putnam VT New              Putnam Investment
  Opportunities Fund -       Management, LLC
  Class IB Shares
Putnam VT New Value Fund   Putnam Investment
  - Class IB Shares          Management, LLC
Putnam VT Voyager Fund -   Putnam Investment
  Class IB Shares            Management, LLC
W&R Target Funds, Inc.:
W&R Asset Strategy         Waddell & Reed Investment
  Portfolio                Management Company
W&R Balanced Portfolio     Waddell & Reed Investment
                           Management Company
W&R Core Equity Portfolio  Waddell & Reed Investment
                           Management Company
W&R Growth Portfolio       Waddell & Reed Investment
                           Management Company
W&R International          Waddell & Reed Investment
  Portfolio                Management Company

                                  Investment                 Investment
     Fund/Portfolio                 Adviser                  Sub-Adviser
     --------------               ----------                 -----------
W&R International II       Waddell & Reed Investment  Templeton Investment
  Portfolio                  Management Company       Counsel, LLC
W&R Micro Cap Growth       Waddell & Reed Investment  Wall Street Associates
  Portfolio                  Management Company
W&R Science and            Waddell & Reed Investment
  Technology Portfolio       Management Company
W&R Small Cap Growth       Waddell & Reed Investment
  Portfolio                  Management Company
W&R Small Cap Value        Waddell & Reed Investment  State Street Research &
  Portfolio                  Management Company       Management Company
W&R Value Portfolio        Waddell & Reed Investment
                             Management Company

Additions, Deletions or Substitutions

We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

Shares of the Portfolios of the Funds are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable annuity contracts and variable life insurance policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Funds' Boards of Directors intend to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto.

Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:

  .  changes in state insurance laws,

  .  changes in federal income tax laws,

  . changes in the investment management of any of the Portfolios of the Funds, or

  . differences in voting instructions between those given by policy owners and those given by contract owners.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

Selection of Sub-Accounts

You must make a choice as to how your net premiums are allocated among the various sub-accounts. In choosing, you should consider how willing you might be to accept investment risks and the manner in which your other assets are invested. The sub-accounts represent a broad range of investments available in the marketplace.

The common stock sub-accounts differ depending on the types of stocks that make up the sub-account. The focus of each sub-account varies by the size of company, growth or value style, and U.S. versus international markets. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of long-term or short-term debt securities, even though common stocks have been subject to more dramatic changes in value over short periods of time. Accordingly, the common stock sub-accounts may be more desirable options for policy owners who are willing to accept such short-term risks. These risks tend to be magnified in the sub-accounts investing in more aggressive stocks, smaller company stocks and international stocks. As an alternative to the actively managed sub-accounts, index sub-accounts are available which tend to match the risks and performance of those common stocks included in the underlying index.

Some policy owners, who desire the greatest safety of principal may prefer the money market sub-account, recognizing that the level of short-term rates may change rather rapidly.

The Guaranteed Interest Account

The guaranteed interest account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed interest account which is part of our general account.

Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, neither the guaranteed interest account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed interest account. Disclosures regarding the guaranteed interest account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed interest account, please see the Variable Adjustable Life Policy.

General Account Description Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed interest account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed interest account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed interest account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the guaranteed interest account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

General Account Value We bear the full investment risk for amounts allocated to the guaranteed interest account. We guarantee that interest credited to each policy owner's actual cash value in the guaranteed interest account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the general account.

We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 3 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed interest account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to your actual cash value in the guaranteed interest account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 1 percent per year.

Detailed Information about the
Variable Adjustable Life Insurance Policy

Adjustable Life Insurance

This Policy is similar to our conventional life insurance product known as "adjustable life". This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you can afford to pay. Based on your selection of the premium, face amount and death benefit option, we will calculate the guaranteed plan of insurance.

Generally speaking, as long as premiums are paid as planned, a plan of insurance refers to the period during which insurance is guaranteed and the period during which you have planned to pay premiums. In defining the guaranteed plan of insurance, we use certain assumptions for mortality, expenses and investment returns. The tabular value represents what the policy value would be if the actual experience of the Policy were to match exactly with the mortality, expense and investment return assumptions used in calculating the guaranteed plan of insurance. Thus, adjustable life allows you the flexibility to customize a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.

Flexibility at Issue Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. This flexibility results in a broad range of plans of insurance.

Whole life plans of insurance provide life insurance in an amount at least equal to the face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured.

Protection plans of insurance provide life insurance in an amount at least equal to the face amount for a specified period, with premiums payable for the same specified period.

The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which will provide a fully paid-up Policy after the payment of ten annual premium payments. A Policy becomes paid-up when its policy value is such that no further premiums are required to provide the death benefit until the death of the insured, provided there is no policy indebtedness.

Examples of whole life plans include Policies which become paid-up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up.

The lowest annual base premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a death benefit for a period of ten years from the policy date.

The minimum initial face amount on a Policy is $25,000.

Policy Adjustments

Adjustable life insurance policies allow you to change the premium, face amount or the death benefit option of the Policy after it is issued. Subject to the limitations described more fully below, you can at any time change the face amount, the death benefit option or your premium. Any of those changes will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period or the guaranteed period of coverage may be lengthened or shortened.

Changes in premium, face amount or the death benefit option are referred to as policy adjustments. They may be made singly or in combination with one another.

A partial surrender of a Policy's cash value, an adjustment so that there are no further base premiums, a change in underwriting classification or any change requiring evidence of insurability are also policy adjustments.

When a Policy is adjusted, we compute the new plan of insurance, face amount or premium amount. If your Policy has the cash option and a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender. You may also adjust your Policy so that the base premium is zero. An adjustment providing for no further base premium, regardless of whether the Policy is paid-up, is also referred to as a "stop premium" mode and is described under the caption "Non-Payment of Premiums and Termination" on page 17 of this prospectus. Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

In computing a new plan of insurance as a result of an adjustment, we will make the calculation on the basis of the higher of the Policy's "tabular value" or 75 percent of the Policy's "policy value" at the time of the change. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular value" is the value underlying the guaranteed plan of insurance. If 75 percent of the policy value is higher than the tabular value, a policy adjustment will translate the excess value into an improved plan of insurance. If 75 percent of the policy value is less than the tabular value, using the tabular value ensures that the Policy's guarantee of a minimum death benefit is not impaired by the adjustment.

Any adjustment will result in a redetermination of a Policy's tabular value. After adjustment, the tabular value shall be equal to the greater of 75 percent of the policy value or the tabular value prior to that adjustment, plus any non-repeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

On adjustment, you may request a new Policy face amount. In the absence of your instructions, we will calculate the face amount after adjustment depending on the Policy's death benefit option and the type of adjustment. If the Policy has the Cash Option, we will reduce the face amount by the amount of any partial surrender. With the Protection Option, we will not reduce the face amount, but the death benefit will be reduced by the amount of the partial surrender.

All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, death benefit option, premium, plan of insurance and attained age.

Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.

Restrictions on Adjustments An adjustment must satisfy certain limitations on premiums, face amount and plan of insurance. Limitations are also designed to ensure that the Policy qualifies as life insurance for federal tax purposes. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.

(1) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Inflation Agreement.

(2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300.

(3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of an Inflation Agreement change or a partial surrender.

(4) An adjustment may not result in more than a paid-up whole life plan for the current face amount.

(5) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years.

(6) After an adjustment involving an increase in premium or net amount of risk, the Policy must provide insurance to the next policy anniversary at or after ten years from the date of adjustment.

(7) An adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment sufficient to keep the Policy in force until the next policy anniversary, unless the next anniversary is less than four months following the adjustment date. In that case there must be sufficient actual cash value to keep the Policy in force until the second anniversary following the adjustment date.

(8) After any adjustment, other than those described in (6) and (7), the Policy must provide insurance to the later of: (a) the anniversary at or following four months from the date of adjustment; or (b) ten years from the policy date.

(9) No adjustments may be made during the first policy year.

Proof of Insurability We require proof of insurability for all adjustments resulting in an increase in death benefit, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay premiums on any benefits and riders, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a non-repeating premium is paid if the death benefit of your Policy increases as a result of the payment of a non-repeating premium.

We may also require evidence of insurability to change underwriting classification or to add additional benefits.

Charges in Connection with Policy Adjustments In connection with a policy adjustment, we will make a $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium or net amount at risk, we will assess a policy issue charge for an adjustment. See for a further description, the section "Policy Charges" on page 25.

The chart below illustrates the effect of certain policy adjustments:

             Adjustment                 Effect
             Decrease the face amount   The guaranteed period of
             and keep premiums the same coverage will generally
                        OR              be longer
             Keep the face amount the              OR
             same and increase premiums The premium paying period
                        OR              will generally be shorter
             Keep the face amount and
             premiums the same, and
             switch from the
             Protection Option to the
             Cash Option
             Increase the face amount   The guaranteed period of
             and keep premiums the same coverage will generally
                        OR              be shorter
             Keep the face amount the              OR
             same and decrease premiums The premium payment
                        OR              period will generally be
             Keep the face amount and   longer
             premiums the same, and
             switch from the Cash
             Option to the Protection
             Option

Applications and Policy Issue

Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $25,000 and we require an annual base premium on each Policy of at least $300. The minimum plan of insurance at policy issue is a protection plan of insurance which has a level face amount for a period of ten years. The Policy must be issued on an insured no more than age 90. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. We will use the policy date to determine subsequent policy anniversaries and premium due dates.

If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

When the Policy is issued, the face amount, premium, and a listing of any additional benefits are stated on the policy information pages of the policy form, page 1.

Policy Premiums

The Policies have a level premium. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed under the heading "Restrictions on Adjustments" in this prospectus on page 13, you may choose to adjust the Policy at any time and alter the amount of future premiums.

The premium will depend on the Policy's initial face amount, the death benefit option, the plan of insurance, the insured's age at issue, gender, risk classification, tobacco use and the additional benefits associated with the Policy. The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves.

Premiums on the Policy are payable on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A premium may be paid no earlier than twenty days prior to the date that it is due. You may pay the premium during the 61-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 61-day grace period. The insured's life will continue to be insured during this 61-day period. If the insured dies during the 61-day period, we will deduct a premium for that period from the death proceeds. If premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will terminate, even if the Policy was paid-up and all premiums had been paid.

Charges for additional benefits are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and non-repeating premiums to calculate net premiums.

Net premiums are allocated to the guaranteed interest account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. (See the description of modified endowment contracts under the heading "Federal Tax Status" on page 29.) To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed interest account or sub-accounts of the Variable Life Account.

You select your allocation of net premiums on your application for the Policy. You may change your allocation instructions for future premiums by giving us a signed written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. You may also contact us through our Internet Online Service Center. The allocation to the guaranteed interest account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment. In no event will any delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, we will allocate net premiums to the money market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.

We reserve the right to restrict the allocation of premiums to the guaranteed interest account. If we do so, no more than 25 percent of the net premium may be allocated to the guaranteed interest account. We also reserve the right to restrict the allocation of premiums to the guaranteed interest account if the current interest rate we credit to the guaranteed interest account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

Non-repeating Premiums The Policy also allows a policy owner to pay a premium called a non-repeating premium. This payment of premium is in addition to the planned premiums. The payment of a non-repeating premium will increase the policy values you have available for investment in the Fund. The maximum non-repeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the face amount. The minimum non-repeating premium is $500.

We will bill annually, semi-annually or quarterly for non-repeating premiums if a Policy has a total annual premium of at least $2,400 and if the total annual amount billed for non-repeating premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each non-repeating premium must be at least $50.

We may impose additional restrictions or refuse to permit non-repeating premiums at our discretion.

The payment of a non-repeating premium may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 29.

Paid-Up Policies A Policy is paid-up when no additional premiums are required to provide the face amount of insurance for the life of the insured. We may or may not accept additional premiums. However, the actual cash value of a paid-up Policy will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See the discussion in this prospectus under the heading "Policy Loans," on page 22.

We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a notice.

Non-Payment of Premiums and Termination If your Policy has an Automatic Premium Loan (APL) provision, and if a premium is not paid by the end of the 61 day grace period, we will make an automatic premium loan. In order to do this, the amount available for a loan must be enough to pay at least a quarterly premium and any policy loan interest due. We will make automatic premium loans unless you have requested us not to. (See "Policy Loans" on page 22.)

If there is not enough loan value to make an Automatic Premium Loan, we will automatically adjust your Policy to stop paying base premiums. Your Policy must have sufficient actual cash value to pay all monthly charges until the next policy anniversary unless the next anniversary is less than four months following the adjustment date. If the next anniversary is less than four months following the adjustment date, there must be sufficient actual cash value to pay all monthly charges until the second anniversary following the adjustment date. The Policy will be adjusted on the basis of no additional base premium and, unless you instruct us otherwise, we will maintain the death benefit in effect at the time of the adjustment. You will be required to pay premiums for additional benefits.

If there is not sufficient actual cash value to adjust to stop premium, you will have a grace period of 61 days from the premium due date during which you may make a payment sufficient to keep the Policy in force. We will send a notice to you stating the amount of payment required to keep your Policy in force. If the payment is not made by the end of the 61 day grace period, your Policy will terminate. However, even if your Policy terminates, we will pay you any remaining surrender value as described in the Payment of Proceeds section on page 26.

If your Policy does not have an Automatic Premium Loan provision, and if a premium is not paid by the end of the 61 day grace period, we will automatically adjust your Policy to stop paying base premiums. Your Policy must have sufficient actual cash value to pay all monthly charges until the next policy anniversary unless the next anniversary is less than four months following the adjustment date. If the next anniversary is less than four months following the adjustment date, there must be sufficient actual cash value to pay all monthly charges until the second anniversary following the adjustment date. The Policy will be adjusted on the basis of no additional base premium and, unless you instruct us otherwise, we will maintain the death benefit in effect at the time of the adjustment. You will be required to pay premiums for additional benefits. If there is not sufficient actual cash value to adjust to stop premium, you will have a grace period of 61 days from the premium due date during which you may make a payment sufficient to keep the Policy in force. We will send a notice to you stating the amount of payment required to keep your Policy in force. If the payment is not made by the end of the 61 day grace period, your Policy will terminate. However, even if your Policy terminates, we will pay you any remaining surrender value as described in the Payment of Proceeds section on page 26.

In addition, your Policy will terminate if it has indebtedness and no actual cash value. (See "Policy Loans" on page 22.)

Reinstatement At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid. We will require:

   (1) your written request to reinstate the Policy; and

   (2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

   (3) a payment which is equal to any unpaid monthly charges at the end of the grace period, all back premiums for additional benefits and all back policy issue charges, all with interest at the reinstatement rate shown on page 1 of the Policy; and

   (4) a payment sufficient to pay all premiums due on your Policy to your next policy anniversary but no less than a quarterly premium; and

   (5) if necessary, a payment that would assure that the resulting guaranteed plan of insurance after the reinstatement satisfies the plan limitations at reinstatement.

The plan limitations at reinstatement require that, after reinstatement, the Policy must provide a level face amount of insurance to the latest of:

   (1) ten years from the policy date; or

   (2) the anniversary at or following ten years from the most recent adjustment that resulted in an increase in either the base premium or net amount at risk; or

   (3) the anniversary at or following four months from the reinstatement.

Actual Cash Value

The Policy has an actual cash value which varies with the investment experience of the guaranteed interest account and the sub-accounts of the Variable Life Account. The actual cash value equals the value of the guaranteed interest account and the value of the sub-accounts of the Variable Life Account. It is determined separately for your guaranteed interest account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account. However, actual cash value does not include the loan account. (See "Policy Loans" on page 22.)

Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if premiums are paid as planned, because the separate account actual cash value varies daily with the investment performance of the sub-accounts. Even if you continue to pay premiums as planned, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges.

Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing.

The guaranteed interest account actual cash value is the sum of all net premium payments allocated to the guaranteed interest account. This amount will be increased by any interest, asset credits, loan repayments, policy loan interest credits and transfers into the guaranteed interest account. Asset credits are determined using experience factors based on anticipated mortality, expenses and investment returns. Asset credits are not guaranteed.

This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed interest account actual cash value. We credit interest on the guaranteed interest account actual cash value of your Policy daily at a rate of not less than 3 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed interest account actual cash value. Your guaranteed interest account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.

We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the valuation period during which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, non-repeating premiums, asset credits, loan repayments, loan interest credits and transfers to that sub-account. The number of units will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero when the Policy is surrendered or terminated.

The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

   (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

   (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

   (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except:

   (1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,

   (2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds and

   (3) customary national business holidays on which the New York Stock Exchange is closed for trading.

Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and termination. When the policy value is determined, we will assess and update to the date of the transaction those charges made against and credits to your actual cash value, namely the monthly policy charge, the policy issue charge, the cost of insurance charge, the cash extra charge, the surrender charge (if applicable) and the asset credit. Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, policy charges, and the existence of policy loans.

Transfers The Policy allows for transfers of the actual cash value between the guaranteed interest account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed interest account. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your actual cash value you wish to have in each of your sub-accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.

We reserve the right to limit the amount to be transferred to or from a sub-account or the guaranteed interest account to at least $250. If the actual cash value in an account is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed interest account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $25, for each transfer of actual cash value among the sub-accounts and the guaranteed interest account. Currently, there is no charge for systematic transfers. There is a $10 charge only for non-systematic transfers in excess of 12 per year.

Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is (651) 665-4194. You may also contact us through our Internet Online Service Center.

Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.

We reserve the right to restrict the dollar amount of any transfer to or from the guaranteed interest account. In addition, transfers to or from the guaranteed interest account may be limited to one such transfer per policy year.

Transfers to or from the guaranteed interest account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.

The Funds may restrict the amounts or frequency of transfers to or from the sub-accounts of the separate account in order to protect fund shareholders. You will be notified in writing if a transfer is restricted or rejected.

In the case of a transfer, the transfer transaction charge is assessed against the amount transferred.

Death Benefit Options

The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the Cash Option or the Protection Option. If you fail to make an election, the Cash Option will be in effect. The death benefit will never be less than the minimum death benefit required under Section 7702 of the Internal Revenue Code so that the Policy qualifies as a life insurance policy under the cash value accumulation test.

Cash Option  Under the Cash Option, the death benefit will be the larger of:

   (a) the face amount at the time of the insured's death; or

   (b) the minimum death benefit required to qualify under Section 7702.

The death benefit will not vary unless the death benefit is the minimum death benefit required under Section 7702.

Protection Option Under the Protection Option, the death benefit will be the larger of:

   (a) the face amount, plus the policy value, at the time of the insured's death; or

   (b) the minimum death benefit required to qualify under Section 7702.

The death benefit provided by the Protection Option will vary depending on the investment experience of the allocation options you select.

The Protection Option is only available until the policy anniversary nearest the insured's age 120; at that time we will convert the death benefit option to the Cash Option.

Choosing the Death Benefit Option The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit.

In addition, there are other distinctions between the two options which may influence your selection. Given the same face amount and premium the Cash Option will provide guaranteed coverage for a longer period than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit. But under the Cash Option, favorable policy performance does not generally increase the death benefit, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable policy performance.

You may change the death benefit option while the Policy is in force through a policy adjustment. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 29.

Policy Loans

You may borrow from us using only your Policy as the security for the loan. The total amount of all loans you request may not exceed 90 percent of your policy value less the surrender charge. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 29.

The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.

When you take a loan, we will reduce both the death benefit and the actual cash value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed interest account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account in the separate account on a pro-rata basis. The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account balance is the sum of all outstanding loans under the Policy, and it continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.

The actual cash value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. If your Policy has indebtedness and no actual cash value, the Policy will terminate and there may be adverse tax consequences; see the Federal Tax Status section on page 29. In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

Policy Loan Interest The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered. Currently the interest rate is 5 percent.

Policy loan interest is due:

  .  on the date of the death of the insured

  .  on a policy adjustment, surrender, termination, or policy loan transaction

  .  on each policy anniversary.

If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 1 percent per year. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, termination, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed interest account and separate account following your instructions for the allocation of net premiums.

Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 1 percent per year. However, if the Policy has been in force for ten years or more, we will credit your loan at a rate which is equal to the policy loan rate minus .25 percent per year.

Policy loans may also be used as automatic premium loans to keep your Policy on a premium paying basis if a premium is unpaid at the end of the grace period. We will make automatic premium loans unless you have requested us not to. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, we will follow the procedures described in the "Non-Payment of Premiums and Termination" section on page 17.

Policy Loan Repayments If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

We allocate loan repayments to the guaranteed interest account until all loans from the guaranteed interest account have been repaid. Thereafter we allocate loan repayments to the guaranteed interest account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed interest account actual cash value and separate account actual cash value on a pro-rata basis, and to each sub-account in the separate account on a pro-rata basis. We reserve the right to restrict the amount of any loan repayment allocated to the guaranteed interest account.

Loan repayments reduce your loan account by the amount of the loan repayment.

A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.

Surrender

You may request a surrender or partial surrender of your Policy at any time while the insured is living. The surrender value of the Policy is the actual cash value plus asset credits and loan interest credits and minus unpaid loan interest and any unpaid policy charges which are assessed against actual cash value and less the surrender charge. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option.

If you surrender your Policy during the ten year period following policy issue or following a policy adjustment that resulted in an increase in base premium or net amount at risk, we will assess a surrender charge. See "Policy Charges" section on page 25.

We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. The maximum partial surrender is the amount available as a policy loan. The death benefit of the Policy will be reduced by the amount of the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.

We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial surrender from a Policy, which is on stop premium, is being used to pay premiums on any benefits and riders issued as part of the Policy. Transaction charges otherwise applicable to such a partial surrender are also waived.

On a partial surrender, you may tell us from which Variable Life Account sub-accounts a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed interest account. If you do not, we will deduct partial surrenders from your guaranteed interest account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account of the separate account on a pro-rata basis. We reserve the right to restrict the amount of any partial surrender taken from the guaranteed interest account. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

We will pay a surrender or partial surrender as soon as possible, but not later than seven days after we receive your written request for surrender. However, if any portion of the actual cash value to be surrendered is attributable to a premium or non-repeating premium payment made by nonguaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

Free Look

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent within 30 days after you receive it.

If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

If the Policy is adjusted, as described under the heading "Policy Adjustments" in this prospectus on page 12, and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within 30 days after you receive it. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

Policy Charges

Premium Charges From base and non-repeating premiums, we deduct a premium charge not to exceed 5.75 percent of each premium. Non-repeating premiums are currently subject to a premium charge of 3 percent. (See "Policy Premiums" on page 15 and Transaction Fees Table on page 3.) This charge is designed to cover sales commissions in early policy years and other charges related to premiums in later policy years, such as administrative expenses and taxes.

Actual Cash Value Charges We assess against your actual cash value (1) a monthly policy charge, (2) a policy issue charge, (3) a cost of insurance charge, (4) a cash extra charge, (5) certain transaction charges, and (6) a surrender charge.

   (1) The monthly policy charge will not exceed $12.00 plus $0.0125 per $1,000 of face amount. This charge is to cover certain administrative expenses, including those attributable to the records we create and maintain for your Policy.

   (2) The policy issue charge is shown in the schedule on page 1 of the Policy and applies for the first ten years of the Policy following issue and policy adjustments that result in an increase in base premium or net amount at risk. This charge is to recover the expense of issuing, underwriting and distributing the Policy.

   (3) The cost of insurance charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, gender and risk class. The net amount at risk varies with investment performance, payment of premiums and policy charges. The rate will not exceed the rate shown in the Maximum Monthly Cost of Insurance Rates table on page 1 of the Policy. This charge compensates us for providing the death benefit under this Policy.

   (4) The cash extra charge is a monthly charge which compensates us for providing the death benefit when certain mortality risks exceed the standard. If there is one, the cash extra charge will be shown on page 1 of your Policy.

   (5) Transaction Charges:

       (a)A policy adjustment transaction charge of $25 is charged at every policy adjustment. This charge is for expenses associated with processing a policy adjustment. (See "Policy Adjustments" on page 12.) If an adjustment results in an increase in base premium, face amount or net amount at risk, there will also be a new policy issue charge. (See "Actual Cash Value Charges" above.)

       (b)A partial surrender transaction charge of the lesser of $25 or 2 percent of the amount of the partial surrender is charged at a partial surrender. This charge is for expenses associated with processing a partial surrender.

       (c)A transfer transaction charge of no more that $25 is charged for each transfer of actual cash value among the guaranteed interest account and the sub-accounts of the separate account. Currently there is a $10 charge only for non-systematic transfers in excess of 12 per year. This charge is for expenses associated with processing a transfer.

   (6) A surrender charge is shown in the schedule on page 1 of the Policy and applies for the first ten years of the Policy following issue and policy adjustments that result in an increase in base premium or net amount at risk. The maximum surrender charge is the sum of all monthly Policy Issue Charges, remaining unpaid from the time of surrender or termination to the end of the applicable ten year period. This amount will not be adjusted for present value. This charge is to recover any policy issue charges that have not yet been assessed.

We assess the monthly policy charge, policy issue charge, cost of insurance charge and cash extra charge against your actual cash value monthly on the monthly policy anniversary and on the occurrence of the death of the insured, policy surrender, or policy termination. Transaction charges for a policy adjustment, a partial surrender or a transfer are assessed against your actual cash value at the time of a policy adjustment, a partial surrender or a transfer. Transaction charges for a transfer are assessed against the amount transferred. A surrender charge is assessed against actual cash value when the policy is surrendered or terminates.

Ordinarily, we assess charges against your guaranteed interest account actual cash value and separate account actual cash value on a pro-rata basis and from each sub-account in the separate account on a pro-rata basis. However, if you instruct us in writing, we will assess the monthly policy charge, the policy issue charge, the cost of insurance charge and the cash extra charge against a sub-account or sub-accounts that you specify.

Separate Account Charges We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.

We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.

Portfolio Company Charges Charges are deducted from and expenses paid out of the assets of the Fund Portfolio companies, as described in the prospectus for those companies.

Charges for Additional Benefits Charges for Additional Benefits are shown in the Summary Fee Tables on page 3. (See "Additional Benefits" on page 28.)

Other Policy Provisions

Beneficiary When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

Payment of Proceeds The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the cash option is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

   (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

   (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

Settlement Options The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent.

The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $50.

Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

Option 1 -- Interest Payments

We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

Option 2 -- Payments for a Specified Period

We will make payments for a specified number of years.

Option 3 -- Life Income

We will make payments monthly during the lifetime of the person who is to receive the income, terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant.

Option 4 -- Payments of a Specified Amount

We will pay a specified amount until the proceeds and interest are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.

The minimum amount of interest we will pay under any settlement option is 3 percent per year. Additional interest earnings, if any, on deposits under a settlement option will be payable as we determine.

Assignment The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

Misstatement of Age or Gender If the insured's age or gender has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age or gender.

Incontestability After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except for fraud. However, if there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, we may contest that policy adjustment, reinstatement or change for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy adjustment, reinstatement or change.

Suicide If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy adjustment, reinstatement or change, our liability with respect to the policy adjustment, reinstatement or change will be limited to an amount equal to the premiums paid for the policy adjustment, reinstatement or change.

Reports At least once each year we will send you a report. This report will include the actual cash value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

Additional Benefits

You may be able to obtain additional policy benefits, subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

Waiver of Premium Agreement The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability.

Inflation Agreement The Inflation Agreement requires an additional premium and provides for a face amount increase equal to twice the percentage increase in the consumer price index during the previous three years, subject to a maximum of $100,000.

Face Amount Increase Agreement The Face Amount Increase Agreement requires an additional premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.

Business Continuation Agreement The Business Continuation Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you.

Family Term Rider The Family Term Rider requires an additional premium and provides a fixed amount of term insurance on children of an insured.

Exchange of Insureds Agreement The Exchange of Insureds Agreement requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting. Because the exchange is generally a taxable event, you should consult a tax advisor about the tax consequences before making such an exchange.

Accelerated Benefits Agreement The Accelerated Benefits Agreement is issued without additional premium. It allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury.

Other Matters

Federal Tax Status

The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702.

In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and policy account values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Life Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under
Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

You are not currently taxed on any part of the inside build-up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity. Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from cash option to protection option), a policy loan, a partial surrender, a surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a policy loan is terminated or surrendered.

A surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or termination of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any policy loan exceeds the total investment in the Policy, the excess will generally be treated as ordinary income, subject to tax.

It should be noted, however, that under the Code the tax treatment described above is not available for policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts you received, such as cash withdrawals, loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity. This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

The modified endowment contract provisions of the Code apply to all Policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the 7-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed interest account or sub-accounts of the Variable Life Account.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective policy owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any non-repeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each policy owner or beneficiary. A tax adviser should be consulted for further information.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

It should be understood that the foregoing description of the federal income tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

Voting Rights

We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

  . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Distribution of Policies

The Policies will be sold by our state licensed life insurance agents who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a Policy are done in accordance with our rules and standards.

Commissions to registered representatives on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. These are the maximum commissions payable under the Policy. The maximum commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. We may also pay additional compensation of up to .2 percent of the actual cash value in policy years two and later.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

Legal Proceedings

As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

Registration Statement

We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

Statement of Additional Information

A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at:
Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090.

The table of contents for the Statement of Additional Information is as follows:
     General Information and History
     Additional Information about Operation of Contracts and Registrant Underwriters
     Additional Information about Charges
     Financial Statements
     Performance Data
     Illustrations

Investment Company Act No. 811-4585

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                               Dennis E. Prohofsky
             Executive Vice President, General Counsel and Secretary
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                         1025 Thomas Jefferson St., N.W.
                                 Suite 410 East
                             Washington, D.C. 20007

                       Statement of Additional Information

         The date of this document and the prospectus is: March 12, 2004

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Financial Statements
Performance Data
Illustrations

                                                                      VAL Summit

General Information and History

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has forty-nine sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

Additional Information about Operation of Contracts and Registrant

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

Underwriters

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.

Commissions to registered representatives on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. These are the maximum commissions payable under the Policy. The maximum commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. Amounts paid by Minnesota Life to the underwriter for 2003, 2002 and 2001 were $51,402,568, $52,341,391 and $59,269,847, respectively, which include amounts paid for other contracts issued through the Minnesota Life Variable Life
Account.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of up to .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

Additional Information About Charges

a) Sales Load
See the description of the policy issue charge in the prospectus.

b) Underwriting Procedures
We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 2001 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

c) Increases in Face Amount

An increase in face amount is a policy adjustment and is subject to a $25 transaction charge. An increase in face amount will also result in a new policy issue charge.

Financial Statements

The financial statements of Minnesota Life Insurance Company as of December 31, 2003 are unaudited and are included below.

The financial statements of Minnesota Life Insurance Company as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Minnesota Life Variable Life Account as of December 31, 2003 are unaudited and are included below.

The financial statements of Minnesota Life Variable Life Account as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                     Segregated Sub-Accounts
                                                    ---------------------------------------------------
                                                                     Money      Mortgage       Index
                                                        Bond        Market     Securities       500
                                                    -----------   ----------   ----------   -----------
                      Assets
Investments in shares of Advantus Series Fund,
   Inc.:
   Bond Portfolio, 47,301,233 shares at net
      asset value of $1.37 per share
      (cost $58,608,239) ........................   $64,912,460           --           --            --
   Money Market Portfolio, 18,328,561 shares
      at net asset value of $1.00 per share
      (cost $18,328,561) ........................            --   18,328,561           --            --
   Mortgage Securities Portfolio, 36,642,645
      shares at net asset value of $1.34 per
      share (cost $45,312,250) ..................            --           --   49,223,053            --
   Index 500 Portfolio, 67,641,721 shares at
      net asset value of $3.45 per share
      (cost $224,387,841) .......................            --           --           --   233,704,567
   Global Bond Portfolio, 7,380,034 shares
      at net asset value of $1.31 per share
      (cost $7,678,221) .........................            --           --           --            --
   Index 400 Mid-Cap Portfolio, 18,095,488
      shares at net asset value of $1.29 per
      share (cost $20,005,188) ..................            --           --           --            --
   Real Estate Securities Portfolio,
      10,504,211 shares at net asset value of
      $1.46 per share (cost $11,177,544) ........            --           --           --            --
                                                    -----------   ----------   ----------   -----------
                                                     64,912,460   18,328,561   49,223,053   233,704,567
Receivable from Minnesota Life for contract
   purchase payments ............................            --           --           --            --

Receivable for investments sold .................       119,052       55,176       66,736       277,493
                                                    -----------   ----------   ----------   -----------
      Total assets ..............................    65,031,512   18,383,737   49,289,789   233,982,060
                                                    -----------   ----------   ----------   -----------

                    Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................            --           --           --            --

Payable for investments purchased ...............       119,052       55,176       66,736       277,493
                                                    -----------   ----------   ----------   -----------
      Total liabilities .........................       119,052       55,176       66,736       277,493
                                                    -----------   ----------   ----------   -----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........   $64,912,460   18,328,561   49,223,053   233,704,567
                                                    ===========   ==========   ==========   ===========
UNITS OUTSTANDING ...............................    21,526,597    9,247,137   14,511,424    51,279,532
                                                    ===========   ==========   ==========   ===========
NET ASSET VALUE PER UNIT ........................   $      3.02         1.98         3.39          4.56
                                                    ===========   ==========   ==========   ===========

                                                          Segregated Sub-Accounts
                                                    -----------------------------------
                                                                                Real
                                                      Global     Index 400     Estate
                                                       Bond       Mid-Cap    Securities
                                                    ---------   ----------   ----------
                      Assets
Investments in shares of Advantus Series Fund,
   Inc.:
   Bond Portfolio, 47,301,233 shares at net
      asset value of $1.37 per share
      (cost $58,608,239) ........................          --           --           --
   Money Market Portfolio, 18,328,561 shares
      at net asset value of $1.00 per share
      (cost $18,328,561) ........................          --           --           --
   Mortgage Securities Portfolio, 36,642,645
      shares at net asset value of $1.34 per
      share (cost $45,312,250) ..................          --           --           --
   Index 500 Portfolio, 67,641,721 shares at
      net asset value of $3.45 per share
      (cost $224,387,841) .......................          --           --           --
   Global Bond Portfolio, 7,380,034 shares
      at net asset value of $1.31 per share
      (cost $7,678,221) .........................   9,639,586           --           --
   Index 400 Mid-Cap Portfolio, 18,095,488
      shares at net asset value of $1.29 per
      share (cost $20,005,188) ..................          --   23,447,795           --
   Real Estate Securities Portfolio,
      10,504,211 shares at net asset value of
      $1.46 per share (cost $11,177,544) ........          --           --   15,304,774
                                                    ---------   ----------   ----------
                                                    9,639,586   23,447,795   15,304,774
Receivable from Minnesota Life for contract
   purchase payments ............................          --           --           --

Receivable for investments sold .................      60,833       45,288      145,146
                                                    ---------   ----------   ----------
      Total assets ..............................   9,700,419   23,493,083   15,449,920
                                                    ---------   ----------   ----------

                    Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................          --           --           --

Payable for investments purchased ...............      60,833       45,288      145,146
                                                    ---------   ----------   ----------
      Total liabilities .........................      60,833       45,288      145,146
                                                    ---------   ----------   ----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........   9,639,586   23,447,795   15,304,774
                                                    =========   ==========   ==========
UNITS OUTSTANDING ...............................   6,784,841   14,978,873    8,958,862
                                                    =========   ==========   ==========
NET ASSET VALUE PER UNIT ........................        1.42         1.57         1.71
                                                    =========   ==========   ==========

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                    Segregated Sub-Accounts
                                                    ------------------------------------------------------
                                                     Templeton
                                                     Developing    Templeton
                                                      Markets     Global Asset    Franklin    Fidelity VIP
                                                     Securities    Allocation     Small Cap      Mid-Cap
                                                    -----------   ------------   ----------   ------------
                   Assets
Investments in shares of the Franklin
   Templeton Variable Insurance Products Fund:
   Developing Mkts Securities Fund, 1,534,531
      shares at net asset value of $7.09 per
      share (cost $8,490,682) ...................   $10,880,089            --            --            --
   Global Asset Allocation Fund, 145,265
      shares at net asset value of $18.64 per
      share (cost $2,347,601) ...................            --     2,708,730            --            --
   Small Cap Fund, 713,732 shares at net asset
      value of $17.43 per share
      (cost $10,709,161) ........................            --            --    12,446,579            --
Investments in shares of Fidelity Variable
   Insurance Products Fund:
   Mid-Cap Portfolio, 826,899 shares at net
      asset value of $23.97 per share
      (cost $15,512,082) ........................            --            --            --    19,837,629
   Contrafund Portfolio, 1,086,965 shares at
      net asset value of $22.93 per share
      (cost $21,691,351) ........................            --            --            --            --
   Equity Income Portfolio, 1,051,455 shares
      at net asset value of $22.96 per share
      (cost $21,270,763) ........................            --            --            --            --
Investments in shares of Janus Aspen Series -
   Service Shares:
   Capital Appreciation Portfolio, 999,477
      shares at net asset value of $20.68 per
      share (cost $22,741,472) ..................            --            --            --            --
                                                    -----------     ---------    ----------    ----------
                                                     10,880,089     2,708,730    12,446,579    19,837,629
Receivable from Minnesota Life for contract
   purchase payments ............................            --            --            --            --

Receivable for investments sold .................        23,494         3,350        66,646       184,008
                                                    -----------     ---------    ----------    ----------
      Total assets ..............................    10,903,583     2,712,080    12,513,225    20,021,637
                                                    -----------     ---------    ----------    ----------

                   Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................            --            --            --            --

Payable for investments purchased ...............        23,494         3,350        66,646       184,008
                                                    -----------     ---------    ----------    ----------
      Total liabilities .........................        23,494         3,350        66,646       184,008
                                                    -----------     ---------    ----------    ----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........   $10,880,089     2,708,730    12,446,579    19,837,629
                                                    ===========     =========    ==========    ==========
UNITS OUTSTANDING ...............................     8,876,046     2,407,920    18,195,312    13,155,189
                                                    ===========     =========    ==========    ==========
NET ASSET VALUE PER UNIT ........................   $      1.23          1.12          0.68          1.51
                                                    ===========     =========    ==========    ==========

                                                               Segregated Sub-Accounts
                                                    --------------------------------------------
                                                                                       Janus
                                                    Fidelity VIP    Fidelity VIP   Aspen Capital
                                                     Contrafund    Equity-Income    Appreciation
                                                    ------------   -------------   -------------
                   Assets
Investments in shares of the Franklin
   Templeton Variable Insurance Products Fund:
   Developing Mkts Securities Fund, 1,534,531
      shares at net asset value of $7.09 per
      share (cost $8,490,682) ...................            --              --              --
   Global Asset Allocation Fund, 145,265
      shares at net asset value of $18.64 per
      share (cost $2,347,601) ...................            --              --              --
   Small Cap Fund, 713,732 shares at net asset
      value of $17.43 per share
      (cost $10,709,161) ........................            --              --              --
Investments in shares of Fidelity Variable
   Insurance Products Fund:
   Mid-Cap Portfolio, 826,899 shares at net
      asset value of $23.97 per share
      (cost $15,512,082) ........................            --              --              --
   Contrafund Portfolio, 1,086,965 shares at
      net asset value of $22.93 per share
      (cost $21,691,351) ........................    24,931,097              --              --
   Equity Income Portfolio, 1,051,455 shares
      at net asset value of $22.96 per share
      (cost $21,270,763) ........................            --      24,188,307              --
Investments in shares of Janus Aspen Series -
   Service Shares:
   Capital Appreciation Portfolio, 999,477
      shares at net asset value of $20.68 per
      share (cost $22,741,472) ..................            --              --      20,661,447
                                                     ----------      ----------      ----------
                                                     24,931,097      24,188,307      20,661,447

Receivable from Minnesota Life for contract
   purchase payments ............................            --              --              --

Receivable for investments sold .................        14,119          14,992           5,398
                                                     ----------      ----------      ----------
      Total assets ..............................    24,945,216      24,203,299      20,666,845
                                                     ----------      ----------      ----------

                   Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................            --              --              --
Payable for investments purchased ...............        14,119          14,992           5,398
                                                     ----------      ----------      ----------
      Total liabilities .........................        14,119          14,992           5,398
                                                     ----------      ----------      ----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........    24,931,097      24,188,307      20,661,447
                                                     ==========      ==========      ==========
UNITS OUTSTANDING ...............................    26,273,972      21,359,239      32,140,569
                                                     ==========      ==========      ==========
NET ASSET VALUE PER UNIT ........................          0.95            1.13            0.64
                                                     ==========      ==========      ==========

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                   Segregated Sub-Accounts
                                                    -----------------------------------------------------
                                                                    Credit Suisse
                                                        Janus           Global       AIM V.I.
                                                    International   Post-Venture    Aggressive   AIM V.I.
                                                        Growth         Capital        Growth     Balanced
                                                    -------------   -------------   ----------   --------
                     Assets
Investments in shares of Janus Aspen
   Series - Service Shares:
   International Growth Portfolio, 752,873
      shares at net asset value of $22.89
      per share (cost $18,226,168)...............    $17,221,128             --             --         --
Investments in shares of Credit Suisse Trust:
   Global Post-Venture Capital Portfolio,
      148,708 shares at net asset value of
      $9.45 per share (cost $1,339,069)..........             --      1,407,038             --         --
Investments in shares of the AIM Variable
   Insurance Funds:
   Aggressive Growth Fund, 101,684 shares
      at net asset value of $10.55 per
      share (cost $995,752)......................             --             --      1,083,101         --
   Balanced Fund, 16,365 shares at net
      asset value of $9.95 per share
      (cost $158,582)............................             --             --             --    165,008
   AIM Premier Equity Fund, 13,882 shares
      at net asset value of $20.14 per
      share(cost $255,490).......................             --             --             --         --
   AIM Dent Demographic Trends, 22,267
      shares at net asset value of $5.19
      per share (cost $111,416)..................             --             --             --         --
Investments in shares of the American Century
   Variable Portfolios, Inc.:
   Value Fund, 86,065 shares at net asset
      value of $7.78 per share
      (cost $597,563)............................             --             --             --         --
                                                     -----------      ---------      ---------    -------
                                                      17,221,128      1,407,038      1,083,101    165,008
Receivable from Minnesota Life for contract
   purchase payments.............................             --             --             --         --
Receivable for investments sold..................          7,166          1,619          1,749      2,463
                                                     -----------      ---------      ---------    -------
      Total assets...............................     17,228,294      1,408,657      1,084,850    167,471
                                                     -----------      ---------      ---------    -------

                  Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges.................             --             --             --         --
Payable for investments purchased................          7,166          1,619          1,749      2,463
                                                     -----------      ---------      ---------    -------
      Total liabilities..........................          7,166          1,619          1,749      2,463
                                                     -----------      ---------      ---------    -------
NET ASSETS APPLICABLE TO POLICY OWNERS...........    $17,221,128      1,407,038      1,083,101    165,008
                                                     ===========      =========      =========    =======
UNITS OUTSTANDING................................     27,451,326      2,713,393        868,902    145,886
                                                     ===========      =========      =========    =======
NET ASSET VALUE PER UNIT.........................    $      0.63           0.52           1.25       1.13
                                                     ===========      =========      =========    =======

                                                         Segregated Sub-Accounts
                                                    ---------------------------------
                                                                 AIM V.I.
                                                    AIM V.I.       Dent      American
                                                     Premier   Demographic    Century
                                                     Equity       Trends       Value
                                                    --------   -----------   --------
                     Assets
Investments in shares of Janus Aspen
   Series - Service Shares:
   International Growth Portfolio, 752,873
      shares at net asset value of $22.89
      per share (cost $18,226,168)...............         --          --           --
Investments in shares of Credit Suisse Trust:
   Global Post-Venture Capital Portfolio,
      148,708 shares at net asset value of
      $9.45 per share (cost $1,339,069)..........         --          --           --
Investments in shares of the AIM Variable
   Insurance Funds:
   Aggressive Growth Fund, 101,684 shares
      at net asset value of $10.55 per
      share (cost $995,752)......................         --          --           --
   Balanced Fund, 16,365 shares at net
      asset value of $9.95 per share
      (cost $158,582)............................         --          --           --
   AIM Premier Equity Fund, 13,882 shares
      at net asset value of $20.14 per
      share(cost $255,490).......................    279,528          --           --
   AIM Dent Demographic Trends, 22,267
      shares at net asset value of $5.19
      per share (cost $111,416)..................         --     115,564           --
Investments in shares of the American Century
   Variable Portfolios, Inc.:
   Value Fund, 86,065 shares at net asset
      value of $7.78 per share
      (cost $597,563)............................         --          --      671,196
                                                     -------     -------      -------
                                                     279,528     115,564      671,196
Receivable from Minnesota Life for contract
   purchase payments.............................         --          --           --
Receivable for investments sold..................          4          10       93,873
                                                     -------     -------      -------
      Total assets...............................    279,532     115,574      765,069
                                                     -------     -------      -------

                  Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges.................         --          --           --
Payable for investments purchased................          4          10       93,873
                                                     -------     -------      -------
      Total liabilities..........................          4          10       93,873
                                                     -------     -------      -------
NET ASSETS APPLICABLE TO POLICY OWNERS...........    279,528     115,564      671,196
                                                     =======     =======      =======
UNITS OUTSTANDING................................    235,798      91,772      536,370
                                                     =======     =======      =======
NET ASSET VALUE PER UNIT.........................       1.19        1.26         1.25
                                                     =======     =======      =======

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                  Segregated Sub-Accounts
                                                    ---------------------------------------------------
                                                     American                                 Franklin
                                                     Century      American     Franklin       Large Cap
                                                      Income      Century    Mutual Shares     Growth
                                                    and Growth     Ultra       Securities    Securities
                                                    ----------   ---------   -------------   ----------
                     Assets
Investments in shares of the American Century
   Variable Portfolios, Inc.:
   Income & Growth Fund, 49,732 shares at
      net asset value Income & Growth Fund of
      $6.56 per share (cost $298,786)............    $326,036           --            --            --
   Ultra Fund, 263,012 shares at net asset
      value Ultra Fund of $9.16 per share
      (cost $2,341,868)..........................          --    2,464,606            --            --
Investments in shares of Franklin Templeton
   Variable Insurance Products Trust:
   Mutual Shares Securities Fund,
      87,346 shares at net asset value of
      $14.89 per share (cost $1,197,336).........          --           --     1,303,765            --
   Large Cap Growth Securities Fund, 46,750
      shares at net asset value of $13.87
      per share (cost $594,733)..................          --           --            --       648,889
Investments in shares of Janus Aspen
   Series - Service Shares:
   Janus Balanced Portfolio, 9,540 shares
      at net asset value of $23.82 per
      share (cost $216,467)......................          --           --            --            --
Investments in shares of the MFS Variable
   Insurance Trust:
   Investors Growth Stock Series, 52,104
      shares at net asset value of $8.57
      per share (cost $424,706)..................          --           --            --            --
   Mid Cap Growth Series, 50,699 shares at
      net asset value of $6.12 per share
      (cost $293,001)............................          --           --            --            --
                                                     --------    ---------     ---------       -------
                                                      326,036    2,464,606     1,303,765       648,889
Receivable from Minnesota Life for contract
   purchase payments.............................          --           --            --            --
Receivable for investments sold..................           4        5,352         6,696       156,432
                                                     --------    ---------     ---------       -------
      Total assets...............................     326,040    2,469,958     1,310,461       805,321
                                                     --------    ---------     ---------       -------

                  Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges.................          --           --            --            --
Payable for investments purchased................           4        5,352         6,696       156,432
                                                     --------    ---------     ---------       -------
      Total liabilities..........................           4        5,352         6,696       156,432
                                                     --------    ---------     ---------       -------
NET ASSETS APPLICABLE TO POLICY OWNERS...........    $326,036    2,464,606     1,303,765       648,889
                                                     ========    =========     =========       =======
UNITS OUTSTANDING................................     262,154    2,077,557     1,080,313       535,873
                                                     ========    =========     =========       =======
NET ASSET VALUE PER UNIT.........................    $   1.24         1.19          1.21          1.21
                                                     ========    =========     =========       =======

                                                         Segregated Sub-Accounts
                                                    ---------------------------------

                                                      Janus         MFS         MFS
                                                      Aspen      Investors    Mid Cap
                                                    Balanced   Growth Stock   Growth
                                                    --------   ------------   -------
                     Assets
Investments in shares of the American Century
   Variable Portfolios, Inc.:
   Income & Growth Fund, 49,732 shares at
      net asset value Income & Growth Fund of
      $6.56 per share (cost $298,786)............         --           --          --
   Ultra Fund, 263,012 shares at net asset
      value Ultra Fund of $9.16 per share
      (cost $2,341,868)..........................         --           --          --
Investments in shares of Franklin Templeton
   Variable Insurance Products Trust:
   Mutual Shares Securities Fund,
      87,346 shares at net asset value of
      $14.89 per share (cost $1,197,336).........         --           --          --
   Large Cap Growth Securities Fund, 46,750
      shares at net asset value of $13.87
      per share (cost $594,733)..................         --           --          --
Investments in shares of Janus Aspen
   Series - Service Shares:
   Janus Balanced Portfolio, 9,540 shares
      at net asset value of $23.82 per
      share (cost $216,467)......................    227,257           --          --
Investments in shares of the MFS Variable
   Insurance Trust:
   Investors Growth Stock Series, 52,104
      shares at net asset value of $8.57
      per share (cost $424,706)..................         --      446,233          --
   Mid Cap Growth Series, 50,699 shares at
      net asset value of $6.12 per share
      (cost $293,001)............................         --           --     307,921
                                                     -------      -------     -------
                                                     227,257      446,233     307,921
Receivable from Minnesota Life for contract
   purchase payments.............................         --           --          --
Receivable for investments sold..................        568        3,187         198
                                                     -------      -------     -------
      Total assets...............................    227,825      449,420     308,119
                                                     -------      -------     -------

                  Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges.................         --           --          --
Payable for investments purchased................        568        3,187         198
                                                     -------      -------     -------
      Total liabilities..........................        568        3,187         198
                                                     -------      -------     -------
NET ASSETS APPLICABLE TO POLICY OWNERS...........    227,257      446,233     307,921
                                                     =======      =======     =======
UNITS OUTSTANDING................................    206,598      386,383     240,163
                                                     =======      =======     =======
NET ASSET VALUE PER UNIT.........................       1.10         1.15        1.28
                                                     =======      =======     =======

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                   Segregated Sub-Accounts
                                                    ----------------------------------------------------
                                                        MFS                    Oppenheimer
                                                        New          MFS         Capital     Oppenheimer
                                                     Discovery      Value     Appreciation   High Income
                                                    -----------   ---------   ------------   -----------
                   Assets
Investments in shares of the MFS Variable
   Insurance Trust:
   New Discovery Series, 113,701 shares at
      net asset value of $13.85 per share
      (cost $1,521,943) .........................    $1,587,693          --            --            --
   Value Fund, 163,216 shares at net asset
      value of $10.73 per share
      (cost $1,587,828) .........................            --   1,759,604            --            --
Investments in shares of the Oppenheimer
   Variable Account Funds:
   Capital Appreciation Fund, 30,933 shares at
      net asset value of $34.53 per share
      (cost $997,068) ...........................            --          --     1,077,516            --
   High Income Fund, 163,776 shares at net
      asset value of $8.58 per share
      (cost $1,360,554) .........................            --          --            --     1,418,164
Investments in shares of the Panorama Series
      Funds, Inc.:
   International Growth, 1,027,146 shares at
      net asset value of $1.16 per share
      (cost $1,086,386) .........................            --          --            --            --
Investments in shares of the Putnam Variable
   Trust:
   Putnam Growth and Income Fund, 6,421 shares
      at net asset value of $23.26 per share
      (cost $133,542) ...........................            --          --            --            --
   International Growth Fund, 120,970 shares
      at net asset value of $12.85 per share
      (cost $1,391,101) .........................            --          --            --            --
                                                     ----------   ---------     ---------     ---------
                                                      1,587,693   1,759,604     1,077,516     1,418,164

Receivable from Minnesota Life for contract
   purchase payments ............................            --          --            --            --

Receivable for investments sold .................        69,714      16,698         1,640        64,583
                                                     ----------   ---------     ---------     ---------
      Total assets ..............................     1,657,407   1,776,302     1,079,156     1,482,747
                                                     ----------   ---------     ---------     ---------

                      Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................            --          --            --            --

Payable for investments purchased ...............        69,714      16,698         1,640        64,583
                                                     ----------   ---------     ---------     ---------
      Total liabilities .........................        69,714      16,698         1,640        64,583
                                                     ----------   ---------     ---------     ---------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........    $1,587,693   1,759,604     1,077,516     1,418,164
                                                     ==========   =========     =========     =========
UNITS OUTSTANDING ...............................     1,238,069   1,429,045       869,296     1,272,949
                                                     ==========   =========     =========     =========
NET ASSET VALUE PER UNIT ........................    $     1.28        1.23          1.24          1.11
                                                     ==========   =========     =========     =========

                                                             Segregated Sub-Accounts
                                                    ------------------------------------------
                                                     Oppenheimer    Putnam VT      Putnam VT
                                                    International   Growth and   International
                                                        Growth        Income        Growth
                                                    -------------   ----------   -------------
                   Assets
Investments in shares of the MFS Variable
   Insurance Trust:
   New Discovery Series, 113,701 shares at
      net asset value of $13.85 per share
      (cost $1,521,943) .........................            --            --             --
   Value Fund, 163,216 shares at net asset
      value of $10.73 per share
      (cost $1,587,828) .........................            --            --             --
Investments in shares of the Oppenheimer
   Variable Account Funds:
   Capital Appreciation Fund, 30,933 shares at
      net asset value of $34.53 per share
      (cost $997,068) ...........................            --            --             --
   High Income Fund, 163,776 shares at net
      asset value of $8.58 per share
      (cost $1,360,554) .........................            --            --             --
Investments in shares of the Panorama Series
      Funds, Inc.:
   International Growth, 1,027,146 shares at
      net asset value of $1.16 per share
      (cost $1,086,386) .........................     1,203,305            --             --
Investments in shares of the Putnam Variable
   Trust:
   Putnam Growth and Income Fund, 6,421 shares
      at net asset value of $23.26 per share
      (cost $133,542) ...........................            --       149,378             --
   International Growth Fund, 120,970 shares
      at net asset value of $12.85 per share
      (cost $1,391,101) .........................            --            --      1,568,774
                                                      ---------       -------      ---------
                                                      1,203,305       149,378      1,568,774

Receivable from Minnesota Life for contract
   purchase payments ............................            --            --             --

Receivable for investments sold .................        35,144           286         78,932
                                                      ---------       -------      ---------
      Total assets ..............................     1,238,449       149,664      1,647,706
                                                      ---------       -------      ---------

                      Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................            --            --            --

Payable for investments purchased ...............        35,144           286        78,932
                                                      ---------       -------     ---------
      Total liabilities .........................        35,144           286        78,932
                                                      ---------       -------     ---------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........     1,203,305       149,378     1,568,774
                                                      =========       =======     =========
UNITS OUTSTANDING ...............................       811,366       120,555     1,229,135
                                                      =========       =======     =========
NET ASSET VALUE PER UNIT ........................          1.48          1.24          1.28
                                                      =========       =======     =========

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                   Segregated Sub-Accounts
                                                    ------------------------------------------------------
                                                      Putnam VT     Putnam VT
                                                         New           New      Putnam VT   Waddell & Reed
                                                    Opportunities     Value      Voyager        Growth
                                                    -------------   ---------   ---------   --------------
                  Assets
Investments in shares of the Putnam
   Variable Trust:
   New Opportunities Fund, 3,965 shares at net
      asset value of $15.23 per share
      (cost $57,918) ............................      $60,367            --           --              --
   New Value Fund, 40,878 shares at net asset
      value of $14.27 per share
      (cost $512,933) ...........................           --       584,940           --              --
   Voyager Fund, 59,890 shares at net asset
      value of $25.96 per share
      (cost $1,494,036) .........................           --            --    1,579,833              --
Investments in shares of the Waddell &
   Reed Target Funds, Inc.:
   Growth Portfolio, 21,513,156 shares at
      net asset value of $8.13 per share
      (cost $199,236,631) .......................           --            --           --     174,753,707
   Core Equity Portfolio, 1,070,757 shares at
      net asset value of $9.40 per share
      (cost $10,734,480) ........................           --            --           --              --
   International Portfolio, 39,169 shares at
      net asset value of $5.87 per share
      (cost $221,532) ...........................           --            --           --              --
   Small Cap Growth Portfolio, 9,897,908
      shares at net asset value of $8.47 per
      share (cost $92,322,584) ..................           --            --           --              --
                                                       -------       -------    ---------     -----------
                                                        60,367       584,940    1,579,833     174,753,707
Receivable from Minnesota Life for contract
   purchase payments ............................           --            --           --              --

Receivable for investments sold .................            2        93,044        2,046           4,737
                                                       -------       -------    ---------     -----------
      Total assets ..............................       60,369       677,984    1,581,879     174,758,444
                                                       -------       -------    ---------     -----------

                    Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................           --            --           --              --

Payable for investments purchased ...............            2        93,044        2,046           4,737
                                                       -------       -------    ---------     -----------
      Total liabilities .........................            2        93,044        2,046           4,737
                                                       -------       -------    ---------     -----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........      $60,367       584,940    1,579,833     174,753,707
                                                       =======       =======    =========     ===========
UNITS OUTSTANDING ...............................       48,692       450,508    1,336,458      56,365,538
                                                       =======       =======    =========     ===========
NET ASSET VALUE PER UNIT ........................      $  1.24          1.30         1.18            3.10
                                                       =======       =======    =========     ===========

                                                                 Segregated Sub-Accounts
                                                    ------------------------------------------------
                                                                                      Waddell & Reed
                                                    Waddell & Reed   Waddell & Reed     Small Cap
                                                      Core Equity     International      Growth
                                                    --------------   --------------   --------------
                       Assets
Investments in shares of the Putnam
   Variable Trust:
   New Opportunities Fund, 3,965 shares at net
      asset value of $15.23 per share
      (cost $57,918) ............................             --              --                --
   New Value Fund, 40,878 shares at net asset
      value of $14.27 per share
      (cost $512,933) ...........................             --              --                --
   Voyager Fund, 59,890 shares at net asset
      value of $25.96 per share
      (cost $1,494,036) .........................             --              --                --
Investments in shares of the Waddell &
   Reed Target Funds, Inc.:
   Growth Portfolio, 21,513,156 shares at
      net asset value of $8.13 per share
      (cost $199,236,631) .......................             --              --                --
   Core Equity Portfolio, 1,070,757 shares at
      net asset value of $9.40 per share
      (cost $10,734,480) ........................     10,131,512              --                --
   International Portfolio, 39,169 shares at
      net asset value of $5.87 per share
      (cost $221,532) ...........................             --         237,965                --
   Small Cap Growth Portfolio, 9,897,908
      shares at net asset value of $8.47 per
      share (cost $92,322,584) ..................             --              --        83,797,756
                                                      ----------         -------        ----------
                                                      10,131,512         237,965        83,797,756

Receivable from Minnesota Life for contract
   purchase payments ............................             --              --                --

Receivable for investments sold .................          3,520          34,672           103,783
                                                      ----------         -------        ----------
      Total assets ..............................     10,135,032         272,637        83,901,539
                                                      ----------         -------        ----------

                    Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................             --              --                --

Payable for investments purchased ...............          3,520          34,672           103,783
                                                      ----------         -------        ----------
      Total liabilities .........................          3,520          34,672           103,783
                                                      ----------         -------        ----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........     10,131,512         237,965        83,797,756
                                                      ==========         =======        ==========
UNITS OUTSTANDING ...............................     12,202,246         210,607        42,339,173
                                                      ==========         =======        ==========
NET ASSET VALUE PER UNIT ........................           0.83            1.13              1.98
                                                      ==========         =======        ==========

                      Minnesota Life Variable Life Account
                 Statement of Assets and Liabilities (Unaudited)
                                   12/31/2003

                                                                           Segregated Sub-Accounts
                                                    -------------------------------------------------------------------
                                                                                        Waddell & Reed   Waddell & Reed
                                                    Waddell & Reed    Waddell & Reed       Micro-Cap        Small Cap
                                                       Balanced      International II       Growth            Value
                                                    --------------   ----------------   --------------   --------------
                     Assets
Investments in shares of the Waddell & Reed
   Target Funds, Inc.:
   Balanced Portfolio, 19,983,571 shares at
      net asset value of $7.15 per share
      (cost $156,496,285) .......................    $143,728,924                --               --               --
   International II Portfolio, 7,786,970
      shares at net asset value of $15.89 per
      share (cost $115,044,906) .................              --       125,660,408               --               --
   Micro-Cap Growth Portfolio, 1,314,920
      shares at net asset value of $13.45 per
      share (cost $18,477,052) ..................              --                --       17,671,342               --
   Small Cap Value Portfolio, 1,906,573
      shares at net asset value of $15.20 per
      share (cost $22,503,395) ..................              --                --               --       29,004,455
   Value Portfolio, 11,748,036 shares at net
      asset value of $5.48 per share
      (cost $63,065,644) ........................              --                --               --               --
   Science & Technology Portfolio, 8,360
      shares at net asset value of $12.39 per
      share (cost $100,491) .....................              --                --               --               --
   Asset Strategy Portfolio, 9,211 shares at
      net asset value of $6.92 per share
      (cost $63,676) ............................              --                --               --               --
                                                     ------------       -----------       ----------       ----------
                                                      143,728,924       125,660,408       17,671,342       29,004,455

Receivable from Minnesota Life for contract
   purchase payments ............................              --                --               --               --

Receivable for investments sold .................         767,230            93,199            8,231           11,901
                                                     ------------       -----------       ----------       ----------
      Total assets ..............................     144,496,154       125,753,607       17,679,573       29,016,356
                                                     ------------       -----------       ----------       ----------

                    Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................              --                --               --               --

Payable for investments purchased ...............         767,230            93,199            8,231           11,901
                                                     ------------       -----------       ----------       ----------
      Total liabilities .........................         767,230            93,199            8,231           11,901
                                                     ------------       -----------       ----------       ----------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........    $143,728,924       125,660,408       17,671,342       29,004,455
                                                     ============       ===========       ==========       ==========
UNITS OUTSTANDING ...............................      41,613,113        46,446,991       11,593,220       20,044,359
                                                     ============       ===========       ==========       ==========
NET ASSET VALUE PER UNIT ........................    $       3.45              2.71             1.52             1.45
                                                     ============       ===========       ==========       ==========

                                                                 Segregated Sub-Accounts
                                                    ------------------------------------------------
                                                                     Waddell & Reed   Waddell & Reed
                                                    Waddell & Reed     Science &          Asset
                                                         Value         Technology        Strategy
                                                    --------------   --------------   --------------
                     Assets
Investments in shares of the Waddell & Reed
   Target Funds, Inc.:
   Balanced Portfolio, 19,983,571 shares at
      net asset value of $7.15 per share
      (cost $156,496,285) .......................             --              --              --
   International II Portfolio, 7,786,970
      shares at net asset value of $15.89 per
      share (cost $115,044,906) .................             --              --              --
   Micro-Cap Growth Portfolio, 1,314,920
      shares at net asset value of $13.45 per
      share (cost $18,477,052) ..................             --              --              --
   Small Cap Value Portfolio, 1,906,573
      shares at net asset value of $15.20 per
      share (cost $22,503,395) ..................             --              --              --
   Value Portfolio, 11,748,036 shares at net
      asset value of $5.48 per share
      (cost $63,065,644) ........................     64,685,031              --              --
   Science & Technology Portfolio, 8,360
      shares at net asset value of $12.39 per
      share (cost $100,491) .....................             --         103,437              --
   Asset Strategy Portfolio, 9,211 shares at
      net asset value of $6.92 per share
      (cost $63,676) ............................             --              --          64,781
                                                      ----------         -------          ------
                                                      64,685,031         103,437          64,781

Receivable from Minnesota Life for contract
   purchase payments ............................             --              --              --

Receivable for investments sold .................         91,371             749             448
                                                      ----------         -------          ------
      Total assets ..............................     64,776,402         104,186          65,229
                                                      ----------         -------          ------
                    Liabilities
Payable to Minnesota Life for contract
   terminations, withdrawal payments and
   mortality and expense charges ................             --              --              --

Payable for investments purchased ...............         91,371             749             448
                                                      ----------         -------          ------
      Total liabilities .........................         91,371             749             448
                                                      ----------         -------          ------
NET ASSETS APPLICABLE TO POLICY OWNERS ..........     64,685,031         103,437          64,781
                                                      ==========         =======          ======
UNITS OUTSTANDING ...............................     32,035,827          93,863          61,138
                                                      ==========         =======          ======
NET ASSET VALUE PER UNIT ........................           2.02            1.10            1.06
                                                      ==========         =======          ======

                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                             Segregated Sub-Accounts
                                                                              ----------------------------------------------------
                                                                                              Money        Mortgage       Index
                                                                                  Bond        Market      Securities       500
                                                                              -----------   -----------   ----------   -----------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...   $         0       138,288            0             0
   Mortality, expense charges and administrative charges (note 3) .........      (315,508)     (110,892)    (235,609)     (945,814)
                                                                              -----------   -----------   ----------   -----------
      Investment income (loss) - net ......................................      (315,508)       27,396     (235,609)     (945,814)
                                                                              -----------   -----------   ----------   -----------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................             0             0            0             0
                                                                              -----------   -----------   ----------   -----------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................     4,556,821    18,698,891    3,485,125    18,027,431
      Cost of investments sold ............................................    (4,151,766)  (18,698,799)  (3,219,206)  (22,116,449)
                                                                              -----------   -----------   ----------   -----------
                                                                                  405,055            92      265,919    (4,089,018)
                                                                              -----------   -----------   ----------   -----------
      Net realized gains (losses) on investments ..........................       405,055            92      265,919    (4,089,018)
                                                                              -----------   -----------   ----------   -----------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................     2,839,353           (29)   1,630,105    52,663,691
                                                                              -----------   -----------   ----------   -----------

      Net gains (losses) on investments ...................................     3,244,408            63    1,896,024    48,574,673
                                                                              -----------   -----------   ----------   -----------

      Net increase (decrease) in net assets resulting from operations .....   $ 2,928,900        27,459    1,660,415    47,628,859
                                                                              ===========   ===========   ==========   ===========

                                                                                    Segregated Sub-Accounts
                                                                              ------------------------------------
                                                                                                           Real
                                                                                Global     Index 400      Estate
                                                                                 Bond       Mid-Cap     Securities
                                                                              ----------   ----------   ----------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...            0            0            0
   Mortality, expense charges and administrative charges (note 3) .........      (41,367)     (86,236)     (54,111)
                                                                              ----------   ----------    ---------
      Investment income (loss) - net ......................................      (41,367)     (86,236)     (54,111)
                                                                              ----------   ----------    ---------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................            0            0            0
                                                                              ----------   ----------    ---------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................    1,267,599    2,300,834      545,844
      Cost of investments sold ............................................   (1,051,187)  (2,503,956)    (448,544)
                                                                              ----------   ----------    ---------
                                                                                 216,412     (203,122)      97,300
                                                                              ----------   ----------    ---------
      Net realized gains (losses) on investments ..........................      216,412     (203,122)      97,300
                                                                              ----------   ----------    ---------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................    1,319,870    5,562,263    3,879,295
                                                                              ----------   ----------    ---------
      Net gains (losses) on investments ...................................    1,536,282    5,359,141    3,976,595
                                                                              ----------   ----------    ---------

      Net increase (decrease) in net assets resulting from operations .....    1,494,915    5,272,905    3,922,484
                                                                              ==========   ==========    =========

                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                            Segregated Sub-Accounts
                                                                              ----------------------------------------------------
                                                                              Templeton
                                                                              Developing    Templeton
                                                                               Markets     Global Asset    Franklin   Fidelity VIP
                                                                              Securities    Allocation    Small Cap     Mid-Cap
                                                                              ----------   ------------   ---------   ------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...   $   90,851       33,159             0        33,676
   Mortality, expense charges and administrative charges (note 3) .........      (39,120)      (7,064)      (45,310)      (71,209)
                                                                              ----------     --------     ---------     ---------
      Investment income (loss) - net ......................................       51,731       26,095       (45,310)      (37,533)
                                                                              ----------     --------     ---------     ---------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................            0            0             0             0
                                                                              ----------     --------     ---------     ---------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................      956,068      138,075       533,554     1,003,970
      Cost of investments sold ............................................     (976,675)    (133,539)     (547,356)     (984,107)
                                                                              ----------     --------     ---------     ---------
                                                                                 (20,607)       4,536       (13,802)       19,863

                                                                              ----------     --------     ---------     ---------
      Net realized gains (losses) on investments ..........................      (20,607)       4,536       (13,802)       19,863

                                                                              ----------     --------     ---------     ---------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................    3,499,117      422,934     3,106,673     5,014,453
                                                                              ----------     --------     ---------     ---------

      Net gains (losses) on investments ...................................    3,478,510      427,470     3,092,871     5,034,316
                                                                              ----------     --------     ---------     ---------

      Net increase (decrease) in net assets resulting from operations .....   $3,530,241      453,565     3,047,561     4,996,783
                                                                              ==========     ========     =========     =========

                                                                                       Segregated Sub-Accounts
                                                                              --------------------------------------------
                                                                                                                Janus
                                                                              Fidelity VIP    Fidelity VIP   Aspen Capital
                                                                               Contrafund    Equity-Income    Appreciation
                                                                              ------------   -------------   -------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...        68,961        235,512           44,816
   Mortality, expense charges and administrative charges (note 3) .........      (110,506)       (86,506)         (89,970)
                                                                               ----------      ---------       ----------
      Investment income (loss) - net ......................................       (41,545)       149,006          (45,154)
                                                                               ----------      ---------       ----------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................             0              0                0
                                                                               ----------      ---------       ----------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................     7,679,002        754,972        1,650,875
      Cost of investments sold ............................................    (7,779,171)      (792,156)      (2,111,519)
                                                                               ----------      ---------       ----------
                                                                                 (100,169)       (37,184)        (460,644)

                                                                               ----------      ---------       ----------
      Net realized gains (losses) on investments ..........................      (100,169)       (37,184)        (460,644)

                                                                               ----------      ---------       ----------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................     5,795,615      4,884,018        3,844,728
                                                                               ----------      ---------       ----------

      Net gains (losses) on investments ...................................     5,695,446      4,846,834        3,384,084
                                                                               ----------      ---------       ----------

      Net increase (decrease) in net assets resulting from operations .....     5,653,901      4,995,840        3,338,930
                                                                               ==========      =========       ==========


                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                             Segregated Sub-Accounts
                                                                              -----------------------------------------------------
                                                                                              Credit Suisse
                                                                                  Janus          Global        AIM V.I.
                                                                              International   Post-Venture    Aggressive   AIM V.I.
                                                                                  Growth         Capital        Growth     Balanced
                                                                              -------------   -------------   ----------   --------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...    $   135,629             0              0      3,054
   Mortality, expense charges and administrative charges (note 3) .........        (68,148)       (4,867)        (1,573)      (255)
                                                                               -----------      --------        -------     ------
      Investment income (loss) - net ......................................         67,481        (4,867)        (1,573)     2,799
                                                                               -----------      --------        -------     ------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................              0             0              0          0
                                                                               -----------       -------        -------     ------
   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................      1,411,998       223,029         16,691     14,815
      Cost of investments sold ............................................     (1,935,108)     (302,094)       (15,319)    13,828)
                                                                               -----------      --------        -------     ------
                                                                                  (523,110)      (79,065)         1,373        987
                                                                               -----------      --------        -------     ------
      Net realized gains (losses) on investments ..........................       (523,110)      (79,065)         1,373        987
                                                                               -----------      --------        -------     ------
   Net change in unrealized appreciation or depreciation of investments ...      4,804,769       465,925         87,349      6,425
                                                                               -----------      --------        -------     ------
      Net gains (losses) on investments ...................................      4,281,659       386,860         88,721      7,412
                                                                               -----------      --------        -------     ------
      Net increase (decrease) in net assets resulting from operations .....    $ 4,349,140       381,993         87,148     10,211
                                                                               ===========      ========        =======     ======

                                                                                   Segregated Sub-Accounts
                                                                              ----------------------------------
                                                                                           AIM V.I.
                                                                              AIM V.I.       Dent       American
                                                                              Premier     Demographic    Century
                                                                              Equity        Trends        Value
                                                                              --------   ------------   --------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...       593             0          0
   Mortality, expense charges and administrative charges (note 3) .........      (496)         (153)       (967)
                                                                               ------       -------      ------
      Investment income (loss) - net ......................................        97          (153)       (967)
                                                                               ------       -------      ------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................         0             0           0
                                                                               ------       -------      ------
   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................     8,583        72,902      12,463
      Cost of investments sold ............................................    (8,012)      (70,516)    (11,418)
                                                                               ------       -------     -------
                                                                                  571         2,386       1,045
                                                                               ------       -------     -------
      Net realized gains (losses) on investments ..........................       571         2,386       1,045
                                                                               ------       -------     -------
   Net change in unrealized appreciation or depreciation
      of investments ......................................................    24,038         4,149      73,633
                                                                               ------       -------     -------
      Net gains (losses) on investments ...................................    24,609         6,535      74,678
                                                                               ------       -------     -------
      Net increase (decrease) in net assets resulting from operations .....    24,706         6,382      73,711
                                                                               ======       =======     =======

                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                            Segregated Sub-Accounts
                                                                              --------------------------------------------------
                                                                               American                                 Franklin
                                                                               Century     American     Franklin       Large Cap
                                                                                Income     Century    Mutual Shares     Growth
                                                                              and Growth    Ultra       Securities    Securities
                                                                              ----------   --------   -------------   ----------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...    $      0           0        2,796            857
   Mortality, expense charges and administrative charges (note 3) .........        (396)     (2,703)      (1,645)          (883)
                                                                               --------     -------      -------         ------
      Investment income (loss) - net ......................................        (396)     (2,703)       1,151            (26)
                                                                               --------     -------      -------         ------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................           0           0            0              0
                                                                               --------     -------      -------         ------
   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................      17,681      11,903        1,649         10,565
      Cost of investments sold ............................................     (16,145)    (10,917)      (1,530)        (9,740)
                                                                               --------     -------      -------         ------
                                                                                  1,536         986          119            825
                                                                               --------     -------      -------         ------
      Net realized gains (losses) on investments .......................          1,536         986          119            825
                                                                               --------     -------      -------         ------
   Net change in unrealized appreciation or depreciation
      of investments ......................................................      27,250     122,739      106,430         54,156
                                                                               --------     -------      -------         ------
      Net gains (losses) on investments ...................................      28,786     123,725      106,549         54,981
                                                                               --------     -------      -------         ------
      Net increase (decrease) in net assets resulting from operations .....    $ 28,390     121,022      107,700         54,955
                                                                               ========     =======      =======         ======

                                                                                  Segregated Sub-Accounts
                                                                              ---------------------------------
                                                                               Janus         MFS          MFS
                                                                               Aspen      Investors     Mid Cap
                                                                              Balanced   Growth Stock   Growth
                                                                              --------   ------------   -------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...     2,310            0            0
   Mortality, expense charges and administrative charges (note 3) .........      (367)        (610)        (375)
                                                                               ------       ------      -------
      Investment income (loss) - net ......................................     1,943         (610)        (375)
                                                                               ------       ------      -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................         0            0           0
                                                                               ------       ------      -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................     5,433        4,031       48,146
      Cost of investments sold ............................................    (5,233)      (3,742)     (44,480)
                                                                               ------       ------      -------
                                                                                  200          289        3,666
                                                                               ------       ------      -------
      Net realized gains (losses) on investments .......................          200          289       3,666
                                                                               ------       ------      -------
   Net change in unrealized appreciation or depreciation
      of investments ......................................................    10,789       21,526       14,920
                                                                               ------       ------      -------
      Net gains (losses) on investments ...................................    10,989       21,815       18,586
                                                                               ------       ------      -------
      Net increase (decrease) in net assets resulting from operations .....    12,932       21,205       18,211
                                                                               ======       ======      =======

                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                           Segregated Sub-Accounts
                                                                              ------------------------------------------------
                                                                                 MFS                 Oppenheimer
                                                                                 New        MFS        Capital     Oppenheimer
                                                                              Discovery    Value    Appreciation   High Income
                                                                              ---------   -------   ------------   -----------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...   $      0          0            0              0
   Mortality, expense charges and administrative charges (note 3) .........     (1,724)    (2,326)      (1,307)        (1,678)
                                                                              --------    -------      -------       --------
      Investment income (loss) - net ......................................     (1,724)    (2,326)      (1,307)        (1,678)
                                                                              --------    -------      -------       --------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................          0          0            0              0
                                                                              --------    -------      -------       --------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................     55,867     22,198       80,966        190,191
      Cost of investments sold ............................................    (46,932)   (19,847)     (72,856)      (180,688)
                                                                              --------    -------      -------       --------
                                                                                 8,935      2,351        8,110          9,503
                                                                              --------    -------      -------       --------
      Net realized gains (losses) on investments ..........................      8,935      2,351        8,110          9,503
                                                                              --------    -------      -------       --------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................     65,750    171,777       80,448         57,609
                                                                              --------    -------      -------       --------

      Net gains (losses) on investments ...................................     74,685    174,128       88,558         67,112
                                                                              --------    -------      -------       --------

      Net increase (decrease) in net assets resulting from operations .....   $ 72,961    171,802       87,251         65,434
                                                                              ========    =======      =======       ========

                                                                                        Segregated Sub-Accounts
                                                                              ------------------------------------------
                                                                               Oppenheimer     Putnam VT     Putnam VT
                                                                              International   Growth and   International
                                                                                 Growth         Income        Growth
                                                                              -------------   ----------   -------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...             0            0               0
   Mortality, expense charges and administrative charges (note 3) .........        (1,272)        (232)         (2,258)
                                                                                 --------       ------        --------
      Investment income (loss) - net ......................................        (1,272)        (232)         (2,258)
                                                                                 --------       ------        --------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................             0            0               0
                                                                                 --------       ------        --------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................       850,980        8,413         315,476
      Cost of investments sold ............................................      (815,472)      (7,486)       (294,111)
                                                                                 --------       ------        --------
                                                                                   35,508          927          21,365
                                                                                 --------       ------        --------
      Net realized gains (losses) on investments ..........................        35,508          927          21,365
                                                                                 --------       ------        --------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................       116,919       15,836         177,673
                                                                                 --------       ------        --------

      Net gains (losses) on investments ...................................       152,427       16,763         199,038
                                                                                 --------       ------        --------

      Net increase (decrease) in net assets resulting from operations .....       151,155       16,531         196,780
                                                                                 ========       ======        ========

                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                              Segregated Sub-Accounts
                                                                              ------------------------------------------------------
                                                                                Putnam VT     Putnam VT
                                                                                   New           New      Putnam VT   Waddell & Reed
                                                                              Opportunities     Value      Voyager        Growth
                                                                              -------------   ---------   ---------   --------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...      $     0             0           0           1,743
   Mortality, expense charges and administrative charges (note 3) .........          (50)         (824)     (2,213)       (442,259)
                                                                                 -------       -------     -------      ----------
      Investment income (loss) - net ......................................          (50)         (824)     (2,213)       (440,516)
                                                                                 -------       -------     -------      ----------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................            0             0           0               0
                                                                                 -------       -------     -------      ----------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................        3,857        29,424      66,589       5,078,363
      Cost of investments sold ............................................       (3,406)      (24,225)    (59,550)     (7,773,504)
                                                                                 -------       -------     -------      ----------
                                                                                     451         5,199       7,039      (2,695,141)
                                                                                 -------       -------     -------      ----------
      Net realized gains (losses) on investments ..........................          451         5,199       7,039      (2,695,141)
                                                                                 -------       -------     -------      ----------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................        2,449        72,008      85,797      24,637,422
                                                                                 -------       -------     -------      ----------

      Net gains (losses) on investments ...................................        2,900        77,207      92,836      21,942,281
                                                                                 -------       -------     -------      ----------

      Net increase (decrease) in net assets resulting from operations .....      $ 2,850        76,383      90,623      21,501,765
                                                                                 =======       =======     =======      ==========

                                                                                           Segregated Sub-Accounts
                                                                                ----------------------------------------------
                                                                                                                Waddell & Reed
                                                                              Waddell & Reed   Waddell & Reed      Small Cap
                                                                                Core Equity     International        Growth
                                                                              --------------   --------------   --------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...         70,831           3,261                 0
   Mortality, expense charges and administrative charges (note 3) .........        (45,328)           (187)         (342,106)
                                                                                ----------         -------        ----------
      Investment income (loss) - net ......................................         25,502           3,074          (342,106)
                                                                                ----------         -------        ----------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................              0               0                 0
                                                                                ----------         -------        ----------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................      1,269,160          41,147         6,534,429
      Cost of investments sold ............................................     (1,547,384)        (38,726)       (8,971,789)
                                                                                ----------         -------        ----------
                                                                                  (278,224)          2,421        (2,437,360)
                                                                                ----------         -------        ----------
      Net realized gains (losses) on investments ..........................       (278,224)          2,421        (2,437,360)
                                                                                ----------         -------        ----------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................      2,008,727          16,433        29,785,690
                                                                                ----------         -------        ----------

      Net gains (losses) on investments ...................................      1,730,503          18,854        27,348,330
                                                                                ----------         -------        ----------

      Net increase (decrease) in net assets resulting from operations .....      1,756,005          21,928        27,006,224
                                                                                ==========         =======        ==========

                      Minnesota Life Variable Life Account
                       Statement of Operations (Unaudited)
                                   12/31/2003

                                                                                            Segregated Sub-Accounts
                                                                              --------------------------------------------------
                                                                                                                  Waddell & Reed
                                                                              Waddell & Reed    Waddell & Reed       Micro-Cap
                                                                                 Balanced      International II       Growth
                                                                              --------------   ----------------   --------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...    $    933,433        1,899,943                 0
   Mortality, expense charges and administrative charges (note 3) .........        (662,491)        (497,050)          (66,619)
                                                                               ------------       ----------        ----------
      Investment income (loss) - net ......................................         270,942        1,402,893           (66,619)
                                                                               ------------       ----------        ----------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................               0                0                 0
                                                                               ------------       ----------        ----------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................      12,921,226        7,852,385         1,591,157
      Cost of investments sold ............................................     (15,610,035)      (8,875,574)       (2,161,317)
                                                                               ------------       ----------        ----------
                                                                                 (2,688,809)      (1,023,189)         (570,160)
                                                                               ------------       ----------        ----------
      Net realized gains (losses) on investments ..........................      (2,688,809)      (1,023,189)         (570,160)
                                                                               ------------       ----------        ----------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................      27,372,876       39,507,227         6,473,854
                                                                               ------------       ----------        ----------

      Net gains (losses) on investments ...................................      24,684,067       38,484,038         5,903,694
                                                                               ------------       ----------        ----------

      Net increase (decrease) in net assets resulting from operations .....    $ 24,955,009       39,886,931         5,837,075
                                                                               ============       ==========        ==========

                                                                                  Segregated Sub-Accounts
                                                                              -------------------------------
                                                                              Waddell & Reed
                                                                                 Small Cap     Waddell & Reed
                                                                                   Value           Value
                                                                              --------------   --------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...              0          327,300
   Mortality, expense charges and administrative charges (note 3) .........       (102,302)        (278,116)
                                                                                ----------       ----------
      Investment income (loss) - net ......................................       (102,302)          49,184
                                                                                ----------       ----------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................              0                0
                                                                                ----------       ----------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................      1,292,057        4,066,584
      Cost of investments sold ............................................     (1,414,677)      (4,616,526)
                                                                                ----------       ----------
                                                                                  (122,620)        (549,942)
                                                                                ----------       ----------
      Net realized gains (losses) on investments ..........................       (122,620)        (549,942)
                                                                                ----------       ----------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................      9,055,707       13,985,557
                                                                                ----------       ----------

      Net gains (losses) on investments ...................................      8,933,087       13,435,615
                                                                                ----------       ----------

      Net increase (decrease) in net assets resulting from operations .....      8,830,785       13,484,799
                                                                                ==========       ==========

                                                                                  Segregated Sub-Accounts
                                                                              -------------------------------
                                                                              Waddell & Reed   Waddell & Reed
                                                                                Science &           Asset
                                                                                Technology        Strategy
                                                                              --------------   --------------
Investment income(loss):
   Investment income distributions from underlying mutual fund (note 4) ...             0              708
   Mortality, expense charges and administrative charges (note 3) .........           (86)             (42)
                                                                                 --------          -------
      Investment income (loss) - net ......................................           (86)             666
                                                                                 --------          -------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund ................             0              286
                                                                                 --------          -------

   Realized gains (losses) on sales of investments:
      Proceeds from sales .................................................       124,269           16,308
      Cost of investments sold ............................................      (121,424)         (16,268)
                                                                                 --------          -------
                                                                                    2,845               40
                                                                                 --------          -------
      Net realized gains (losses) on investments ..........................         2,845              326
                                                                                 --------          -------

   Net change in unrealized appreciation or depreciation
      of investments ......................................................         2,946            1,065
                                                                                 --------          -------

      Net gains (losses) on investments ...................................         5,791            1,431
                                                                                 --------          -------

      Net increase (decrease) in net assets resulting from operations .....         5,705            2,097
                                                                                 ========          =======

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                            Segregated Sub-Accounts
                                                                              ----------------------------------------------------
                                                                                               Money       Mortgage       Index
                                                                                  Bond         Market     Securities       500
                                                                              -----------   -----------   ----------   -----------
Operations:
   Investment income (loss) - net..........................................   $  (315,508)       27,396     (235,609)     (945,814)
   Net realized gains (losses) on investments..............................       405,055            92      265,919    (4,089,018)
   Net change in unrealized appreciation or depreciation of investments....     2,839,353           (29)   1,630,105    52,663,691
                                                                              -----------   -----------   ----------   -----------
Net increase (decrease) in net assets resulting from operations............     2,928,900        27,459    1,660,415    47,628,859
                                                                              -----------   -----------   ----------   -----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................     7,065,350    11,897,252    6,930,611    38,825,815
   Policy withdrawals and charges..........................................    (4,241,314)  (18,726,286)  (3,249,517)  (17,081,617)
                                                                              -----------   -----------   ----------   -----------
Increase (decrease) in net assets from policy transactions.................     2,824,036    (6,829,034)   3,681,094    21,744,198
                                                                              -----------   -----------   ----------   -----------
Increase (decrease) in net assets..........................................     5,752,936    (6,801,575)   5,341,509    69,373,057
Net assets at the beginning of period......................................    59,159,524    25,130,136   43,881,544   164,331,510
                                                                              -----------   -----------   ----------   -----------
Net assets at the end of period............................................   $64,912,460    18,328,561   49,223,053   233,704,567
                                                                              ===========   ===========   ==========   ===========

                                                                                     Segregated Sub-Accounts
                                                                              ------------------------------------
                                                                                                           Real
                                                                                Global      Index 400     Estate
                                                                                 Bond        Mid-Cap    Securities
                                                                              ----------   ----------   ----------
Operations:
   Investment income (loss) - net..........................................      (41,367)     (86,236)     (54,111)
   Net realized gains (losses) on investments..............................      216,412     (203,122)      97,300
   Net change in unrealized appreciation or depreciation of investments....    1,319,870    5,562,263    3,879,295
                                                                              ----------   ----------   ----------
Net increase (decrease) in net assets resulting from operations............    1,494,915    5,272,905    3,922,484
                                                                              ----------   ----------   ----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................    2,972,502    6,245,191    3,974,290
   Policy withdrawals and charges..........................................   (1,226,233)  (2,214,597)    (491,733)
                                                                              ----------   ----------   ----------
Increase (decrease) in net assets from policy transactions.................    1,746,269    4,030,594    3,482,557
                                                                              ----------   ----------   ----------
Increase (decrease) in net assets..........................................    3,241,184    9,303,499    7,405,041
Net assets at the beginning of period......................................    6,398,402   14,144,296    7,899,733
                                                                              ----------   ----------   ----------
Net assets at the end of period............................................    9,639,586   23,447,794   15,304,774
                                                                              ==========   ==========   ==========

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                                Segregated Sub-Accounts
                                                                              ------------------------------------------------------
                                                                               Templeton
                                                                               Developing     Templeton
                                                                                Markets     Global Asset    Franklin    Fidelity VIP
                                                                               Securities    Allocation     Small Cap      Mid-Cap
                                                                              -----------   ------------   ----------   ------------
Operations:
   Investment income (loss) - net..........................................   $    51,731        26,095       (45,310)      (37,533)
   Net realized gains (losses) on investments..............................       (20,607)        4,536       (13,802)       19,863
   Net change in unrealized appreciation or depreciation of investments....     3,499,117       422,934     3,106,673     5,014,453
                                                                              -----------     ---------    ----------    ----------
Net increase (decrease) in net assets resulting from operations............     3,530,241       453,565     3,047,561     4,996,783
                                                                              -----------     ---------    ----------    ----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................     1,999,597     1,592,150     4,149,341     4,318,663
   Policy withdrawals and charges..........................................    (1,007,799)     (164,170)     (488,244)     (966,436)
                                                                              -----------     ---------    ----------    ----------
Increase (decrease) in net assets from policy transactions.................       991,798     1,427,980     3,661,097     3,352,227
                                                                              -----------     ---------    ----------    ----------
Increase (decrease) in net assets..........................................     4,522,039     1,881,546     6,708,658     8,349,010
Net assets at the beginning of period......................................     6,358,050       827,185     5,737,921    11,488,619
                                                                              -----------     ---------    ----------    ----------
Net assets at the end of period............................................   $10,880,089     2,708,730    12,446,579    19,837,629
                                                                              ===========     =========    ==========    ==========

                                                                                        Segregated Sub-Accounts
                                                                              --------------------------------------------
                                                                                                                 Janus
                                                                              Fidelity VIP    Fidelity VIP   Aspen Capital
                                                                               Contrafund    Equity-Income    Appreciation
                                                                              ------------   -------------   -------------
Operations:
   Investment income (loss) - net..........................................       (41,545)       149,006         (45,154)
   Net realized gains (losses) on investments..............................      (100,169)       (37,184)       (460,644)
   Net change in unrealized appreciation or depreciation of investments....     5,795,615      4,884,018       3,844,728
                                                                               ----------     ----------      ----------
Net increase (decrease) in net assets resulting from operations............     5,653,901      4,995,840       3,338,930
                                                                               ----------     ----------      ----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................     6,988,105      7,728,659       3,524,590
   Policy withdrawals and charges..........................................    (7,637,457)      (903,977)     (1,605,722)
                                                                               ----------     ----------      ----------
Increase (decrease) in net assets from policy transactions.................      (649,352)     6,824,682       1,918,868
                                                                               ----------     ----------      ----------
Increase (decrease) in net assets..........................................     5,004,549     11,820,522       5,257,798
Net assets at the beginning of period......................................    19,926,548     12,367,785      15,403,649
                                                                               ----------     ----------      ----------
Net assets at the end of period............................................    24,931,097     24,188,307      20,661,447
                                                                               ==========     ==========      ==========

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                        Segregated Sub-Accounts
                                                                              ------------------------------------------
                                                                                              Credit Suisse
                                                                                  Janus           Global       AIM V.I.
                                                                              International    Post-Venture   Aggressive
                                                                                  Growth         Capital        Growth
                                                                              -------------   -------------   ----------
Operations:
   Investment income (loss) - net..........................................    $    67,481         (4,867)        (1,573)
   Net realized gains (losses) on investments..............................       (523,110)       (79,065)         1,373
   Net change in unrealized appreciation or depreciation
      of investments.......................................................      4,804,769        465,925         87,349
                                                                               -----------      ---------     ----------
Net increase (decrease) in net assets resulting from operations............      4,349,140        381,993         87,149
                                                                               -----------      ---------     ----------

Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................      2,597,765        502,231      1,011,070
   Policy withdrawals and charges..........................................     (1,479,480)      (218,162)       (15,117)
                                                                               -----------      ---------     ----------
Increase (decrease) in net assets from policy transactions.................      1,118,285        284,069        995,953
                                                                               -----------      ---------     ----------
Increase (decrease) in net assets..........................................      5,467,425        666,062      1,083,102
Net assets at the beginning of period......................................     11,753,703        740,976              0
                                                                               -----------      ---------     ----------
Net assets at the end of period............................................    $17,221,128      1,407,038     1,083,102
                                                                               ===========      =========     ==========

                                                                                         Segregated Sub-Accounts
                                                                              --------------------------------------------
                                                                                                      AIM V.I.
                                                                                         AIM V.I.       Dent      American
                                                                              AIM V.I.    Premier   Demographic    Century
                                                                              Balanced    Equity       Trends       Value
                                                                              --------   --------   -----------   --------
Operations:
   Investment income (loss) - net..........................................     2,799         97         (153)       (967)
   Net realized gains (losses) on investments..............................       987        571        2,386       1,045
   Net change in unrealized appreciation or depreciation
      of investments.......................................................     6,425     24,038        4,149      73,633
                                                                              -------    -------      -------     -------
Net increase (decrease) in net assets resulting from operations............    10,211     24,706        6,382      73,711
                                                                              -------    -------      -------     -------

Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................   172,410    263,502      181,932     608,982
   Policy withdrawals and charges..........................................   (17,613)    (8,680)     (72,750)    (11,497)
                                                                              -------    -------      -------     -------
Increase (decrease) in net assets from policy transactions.................   154,797    254,822      109,182     597,485
                                                                              -------    -------      -------     -------
Increase (decrease) in net assets..........................................   165,008    279,528      115,564     671,196
Net assets at the beginning of period......................................         0          0            0           0
                                                                              -------    -------      -------     -------
Net assets at the end of period............................................   165,008    279,528      115,564     671,196
                                                                              =======    =======      =======     =======

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                             Segregated Sub-Accounts
                                                                              ----------------------------------------------------
                                                                               American                                  Franklin
                                                                                Century     American       Franklin      Large Cap
                                                                                Income      Century     Mutual Shares     Growth
                                                                              and Growth     Ultra        Securities    Securities
                                                                              ----------   ----------   -------------   ----------
Operations:
   Investment income (loss) - net..........................................    $   (396)      (2,703)         1,151          (26)
   Net realized gains (losses) on investments..............................       1,536          986            119          825
   Net change in unrealized appreciation or depreciation
      of investments.......................................................      27,250      122,739        106,430       54,156
                                                                               --------    ---------      ---------      -------
Net increase (decrease) in net assets resulting from operations............      28,390      121,022        107,700       54,955
                                                                               --------    ---------      ---------      -------

Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................     314,931    2,352,785      1,198,865      604,473
   Policy withdrawals and charges..........................................     (17,285)      (9,201)        (2,800)     (10,539)
                                                                               --------    ---------      ---------      -------
Increase (decrease) in net assets from policy transactions.................     297,646    2,343,584      1,196,065      593,934
                                                                               --------    ---------      ---------      -------
Increase (decrease) in net assets..........................................     326,036    2,464,606      1,303,765      648,889
Net assets at the beginning of period......................................           0            0              0            0
                                                                               --------    ---------      ---------      -------
Net assets at the end of period............................................    $326,036    2,464,606      1,303,765      648,889
                                                                               ========    =========      =========      =======

                                                                                   Segregated Sub-Accounts
                                                                              ---------------------------------
                                                                                Janus         MFS         MFS
                                                                                Aspen      Investors    Mid Cap
                                                                              Balanced   Growth Stock    Growth
                                                                              --------   ------------   -------
Operations:
   Investment income (loss) - net..........................................     1,942         (610)        (375)
   Net realized gains (losses) on investments..............................       200          289        3,666
   Net change in unrealized appreciation or depreciation
      of investments.......................................................    10,790       21,526       14,920
                                                                              -------      -------      -------
Net increase (decrease) in net assets resulting from operations............    12,932       21,205       18,211
                                                                              -------      -------      -------

Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................   221,700      428,448      337,481
   Policy withdrawals and charges..........................................    (7,375)      (3,420)     (47,771)
                                                                              -------      -------      -------
Increase (decrease) in net assets from policy transactions.................   214,325      425,028      289,710
                                                                              -------      -------      -------
Increase (decrease) in net assets..........................................   227,257      446,233      307,921
Net assets at the beginning of period......................................         0            0            0
                                                                              -------      -------      -------
Net assets at the end of period............................................   227,257      446,233      307,921
                                                                              =======      =======      =======

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                              Segregated Sub-Accounts
                                                                              ---------------------------------------------------
                                                                                  MFS                   Oppenheimer
                                                                                  New         MFS        Capital      Oppenheimer
                                                                               Discovery     Value     Appreciation   High Income
                                                                              ----------   ---------   ------------   -----------
Operations:
   Investment income (loss) - net..........................................   $   (1,724)     (2,326)      (1,307)        (1,678)
   Net realized gains (losses) on investments..............................        8,935       2,351        8,110          9,503
   Net change in unrealized appreciation or depreciation of investments....       65,750     171,777       80,448         57,609
                                                                              ----------   ---------    ---------      ---------
Net increase (decrease) in net assets resulting from operations............       72,961     171,802       87,251         65,434
                                                                              ----------   ---------    ---------      ---------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................    1,568,875   1,607,676    1,069,925      1,541,243
   Policy withdrawals and charges..........................................      (54,143)    (19,874)     (79,660)      (188,513)
                                                                              ----------   ---------    ---------      ---------
Increase (decrease) in net assets from policy transactions.................    1,514,732   1,587,802      990,265      1,352,730
                                                                              ----------   ---------    ---------      ---------
Increase (decrease) in net assets..........................................    1,587,693   1,759,604    1,077,516      1,418,164

Net assets at the beginning of period......................................            0           0            0              0
                                                                              ----------   ---------    ---------      ---------
Net assets at the end of period............................................   $1,587,693   1,759,604    1,077,516      1,418,164
                                                                              ==========   =========    =========      =========

                                                                                        Segregated Sub-Accounts
                                                                              ------------------------------------------
                                                                               Oppenheimer     Putnam VT     Putnam VT
                                                                              International   Growth and   International
                                                                                  Growth        Income        Growth
                                                                              -------------   ----------   -------------
Operations:
   Investment income (loss) - net..........................................        (1,272)         (232)        (2,258)
   Net realized gains (losses) on investments..............................        35,508           927         21,365
   Net change in unrealized appreciation or depreciation of investments....       116,919        15,836        177,673
                                                                                ---------       -------      ---------
Net increase (decrease) in net assets resulting from operations............       151,155        16,531        196,780
                                                                                ---------       -------      ---------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................     1,901,858       141,028      1,685,212
   Policy withdrawals and charges..........................................      (849,708)       (8,181)      (313,218)
                                                                                ---------       -------      ---------
Increase (decrease) in net assets from policy transactions.................     1,052,150       132,847      1,371,994
                                                                                ---------       -------      ---------
Increase (decrease) in net assets..........................................     1,203,305       149,378      1,568,774

Net assets at the beginning of period......................................             0             0              0
                                                                                ---------       -------      ---------
Net assets at the end of period............................................     1,203,305       149,378      1,568,774
                                                                                =========       =======      =========

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                              Segregated Sub-Accounts
                                                                              ------------------------------------------------------
                                                                                Putnam VT     Putnam VT
                                                                                   New           New      Putnam VT   Waddell & Reed
                                                                              Opportunities     Value      Voyager        Growth
                                                                              -------------   ---------   ---------   --------------
Operations:
   Investment income (loss) - net..........................................      $   (50)         (824)      (2,213)      (440,516)
   Net realized gains (losses) on investments..............................          451         5,199        7,039     (2,695,141)
   Net change in unrealized appreciation or depreciation of investments....        2,449        72,008       85,797     24,637,422
                                                                                 -------       -------    ---------    -----------
Net increase (decrease) in net assets resulting from operations............        2,850        76,383       90,623     21,501,765
                                                                                 -------       -------    ---------    -----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................       61,325       537,158    1,553,585     87,593,226
   Policy withdrawals and charges..........................................       (3,808)      (28,601)     (64,375)    (4,637,847)
                                                                                 -------       -------    ---------    -----------
Increase (decrease) in net assets from policy transactions.................       57,517       508,557    1,489,210     82,955,379
                                                                                 -------       -------    ---------    -----------
Increase (decrease) in net assets..........................................       60,367       584,941    1,579,833    104,457,144

Net assets at the beginning of period......................................            0             0            0     70,296,563
                                                                                 -------       -------    ---------    -----------
Net assets at the end of period............................................      $60,367       584,941    1,579,833    174,753,707
                                                                                 =======       =======    =========    ===========

                                                                                           Segregated Sub-Accounts
                                                                              ------------------------------------------------
                                                                                                                Waddell & Reed
                                                                              Waddell & Reed   Waddell & Reed      Small Cap
                                                                                Core Equity     International        Growth
                                                                              --------------   --------------   --------------
Operations:
   Investment income (loss) - net..........................................         25,502          3,074           (342,106)
   Net realized gains (losses) on investments..............................       (278,224)         2,421         (2,437,360)
   Net change in unrealized appreciation or depreciation of investments....      2,008,727         16,433         29,785,690
                                                                                ----------        -------         ----------
Net increase (decrease) in net assets resulting from operations............      1,756,005         21,928         27,006,224
                                                                                ----------        -------         ----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................      1,478,001        260,257          6,257,981
   Policy withdrawals and charges..........................................     (1,294,662)       (44,220)        (6,192,323)
                                                                                ----------        -------         ----------
Increase (decrease) in net assets from policy transactions.................        183,339        216,037             65,658
                                                                                ----------        -------         ----------
Increase (decrease) in net assets..........................................      1,939,344        237,965         27,071,882

Net assets at the beginning of period......................................      8,192,168              0         56,725,874
                                                                                ----------        -------         ----------
Net assets at the end of period............................................     10,131,512        237,965         83,797,756
                                                                                ==========        =======         ==========

                      Minnesota Life Variable Life Account
                 Statement of Changes in Net Assets (Unaudited)
                                   12/31/2003

                                                                                            Segregated Sub-Accounts
                                                                              --------------------------------------------------
                                                                                                                  Waddell & Reed
                                                                              Waddell & Reed    Waddell & Reed      Micro-Cap
                                                                                 Balanced      International II       Growth
                                                                              --------------   ----------------   --------------
Operations:
   Investment income (loss) - net..........................................    $    270,942        1,402,893           (66,619)
   Net realized gains (losses) on investments..............................      (2,688,809)      (1,023,189)         (570,160)
   Net change in unrealized appreciation or depreciation of investments....      27,372,876       39,507,227         6,473,854
                                                                               ------------      -----------        ----------
Net increase (decrease) in net assets resulting from operations............      24,955,009       39,886,931         5,837,075
                                                                               ------------      -----------        ----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................       7,522,541        9,290,712         3,202,932
   Policy withdrawals and charges..........................................     (13,192,167)      (9,255,278)       (1,524,538)
                                                                               ------------      -----------        ----------
Increase (decrease) in net assets from policy transactions.................      (5,669,626)          35,434         1,678,394
                                                                               ------------      -----------        ----------
Increase (decrease) in net assets..........................................      19,285,384       39,922,365         7,515,470

Net assets at the beginning of period......................................     124,443,541       85,738,043        10,155,873
                                                                               ------------      -----------        ----------
Net assets at the end of period............................................    $143,728,924      125,660,408        17,671,343
                                                                               ============      ===========        ==========

                                                                                  Segregated Sub-Accounts
                                                                              -------------------------------
                                                                              Waddell & Reed
                                                                                 Small Cap     Waddell & Reed
                                                                                   Value            Value
                                                                              --------------   --------------
Operations:
   Investment income (loss) - net..........................................       (102,302)          49,184
   Net realized gains (losses) on investments..............................       (122,620)        (549,942)
   Net change in unrealized appreciation or depreciation of investments....      9,055,707       13,985,557
                                                                                ----------       ----------
Net increase (decrease) in net assets resulting from operations............      8,830,785       13,484,799
                                                                                ----------       ----------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................      5,218,710        5,087,483
   Policy withdrawals and charges..........................................     (1,189,755)      (4,115,768)
                                                                                ----------       ----------
Increase (decrease) in net assets from policy transactions.................      4,028,955          971,715
                                                                                ----------       ----------
Increase (decrease) in net assets..........................................     12,859,740       14,456,514

Net assets at the beginning of period......................................     16,144,715       50,228,517
                                                                                ----------       ----------
Net assets at the end of period............................................     29,004,455       64,685,032
                                                                                ==========       ==========

                                                                                  Segregated Sub-Accounts
                                                                              -------------------------------
                                                                              Waddell & Reed   Waddell & Reed
                                                                                 Science &          Asset
                                                                                Technology        Strategy
                                                                              --------------   --------------
Operations:
   Investment income (loss) - net..........................................           (86)            666
   Net realized gains (losses) on investments..............................         2,845             326
   Net change in unrealized appreciation or depreciation of investments....         2,946           1,065
                                                                                 --------         -------
Net increase (decrease) in net assets resulting from operations............         5,705           2,057
                                                                                 --------         -------
Policy transactions (notes 3,4 and 5):
   Policy purchase payments................................................       221,914          79,944
   Policy withdrawals and charges..........................................      (124,182)        (17,260)
                                                                                 --------         -------
Increase (decrease) in net assets from policy transactions.................        97,732          62,684
                                                                                 --------         -------
Increase (decrease) in net assets..........................................       103,437          64,741

Net assets at the beginning of period......................................             0               0
                                                                                 --------         -------
Net assets at the end of period............................................       103,437          64,741
                                                                                 ========         =======

                      Minnesota Life Variable Life Account

                    Notes to Financial Statements (Unaudited)

(1)  Organization

     The Minnesota Life Variable Life Account (the Account) was established on October 21, 1985 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently three types of variable life policies each consisting of forty-nine segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include three types of variable life policies, Variable Adjustable Life, Variable Adjustable Life Second Death and Variable Adjustable Life Horizon offered by the Account.

     The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable Life policy owners allocate their purchase payments to one or more of the forty-nine segregated sub- accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc. (the
     Fund), Franklin Templeton Variable Insurance Products Trust, Fidelity Variable Insurance Products Funds, Janus Aspen Series, Credit Suisse Trust, AIM Variable Insurance Funds, American Century Variable Portfolios, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Waddell & Reed Target Funds, (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as ameded) as a diversified (except Global Bond Portfolio which is non-diversified), open-end management investment company.

     Payments allocated to the Bond, Money Market, Mortgage Securities, Index 500, Global Bond, Index 400 Mid-Cap, Real Estate Securities, Templeton Developing Markets Securities, Templeton Global Asset Allocation (formerly Templeton Asset Strategy), Franklin Small-Cap, Fidelity VIP Mid-Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Janus Aspen Capital Appreciation, Janus Aspen International Growth, and Credit Suisse Global Post-Venture Capital, AIM V.I. Aggressive Growth, AIM V.I. Balanced Fund, AIM V.I. Premier Equity, AIM V.I. Dent Demographics Trends, American Century Value, American Century Income & Growth, American Century Ultra, Franklin Mutual Share Securities, Franklin Large Cap Growth Securities, Janus Aspen Balanced, MFS Investors Growth Stock, MFS Mid-Cap Growth, MFS New Discovery, MFS Value, Oppenheimer Capital Appreciation, Oppenheimer High Income, Oppenheimer International Growth, Putnam VT Growth and Income, Putnam VT International Growth, Putnam VT New Opportunities, Putnam VT New Value, Putnam VT Voyager, Waddell & Reed Growth (formerly Advantus Growth and Advantus Capital Appreciation), Waddell & Reed Core Equity (formerly Advantus Macro Cap Growth), Waddell & Reed International, Waddell & Reed Small Cap Growth (formerly Advantus Small Company Growth), Waddell & Reed Balanced (formerly Advantus Asset Allocation), Waddell & Reed International II (formerly Advantus International Stock), Waddell & Reed Micro-Cap Growth (formerly Advantus Micro-Cap Growth), Waddell & Reed Small Cap Value (formerly Advantus Small Company Value), Waddell & Reed Value (formerly Advantus Value), Waddell & Reed Science and Technology and Waddell & Reed Asset Strategy segregated sub-accounts are invested in shares of the Bond, Money Market, Mortgage Securities, Index 500, Global Bond, Index 400 Mid-Cap, Real Estate Securities, Templeton Developing Markets Securities, Templeton Global Asset Allocation (formerly Templeton Asset Strategy), Franklin Small-Cap, Fidelity VIP Mid-Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Janus Aspen Capital Appreciation, Janus Aspen International Growth, and Credit Suisse Global Post-Venture Capital, AIM V.I. Aggressive Growth, AIM V.I. Balanced Fund, AIM V.I. Premier Equity, AIM V.I. Dent Demographics Trends, American Century Value, American Century Income & Growth, American Century Ultra, Franklin Mutual Share Securities, Franklin Large Cap Growth Securities, Janus Aspen Balanced, MFS Investors Growth Stock, MFS Mid-Cap Growth, MFS New Discovery, MFS Value, Oppenheimer Capital Appreciation, Oppenheimer High Income, Oppenheimer International Growth, Putnam VT Growth and Income, Putnam VT International Growth, Putnam VT New Opportunities, Putnam VT New Value, Putnam VT Voyager, Waddell & Reed Growth (formerly Advantus Growth and Advantus Capital Appreciation), Waddell & Reed Core Equity (formerly Advantus Macro Cap Growth), Waddell & Reed International, Waddell & Reed Small Cap Growth (formerly Advantus Small Company Growth), Waddell & Reed Balanced (formerly Advantus Asset Allocation), Waddell & Reed International II (formerly Advantus International Stock), Waddell & Reed Micro-Cap Growth (formerly Advantus Micro-Cap Growth), Waddell & Reed Small Cap Value (formerly Advantus Small Company Value), Waddell & Reed Value (formerly Advantus Value), Waddell & Reed Science and Technology and Waddell & Reed Asset Strategy, respectively.

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(1)  Organization - Continued

     Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Fund. Both Securian and Advantus are sister companies of Minnesota Life.

(2)  Summary of Significant Accounting Policies

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     Investments in Underlying Funds

     Investments in shares of the underlying Funds are stated at market value which is the net asset value per share as determined daily by each underlying Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the underlying Funds are reinvested in additional shares of the underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The underlying Advantus Series Fund, Inc. Portfolios may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

(3)  Expenses and Related Party Transactions

     The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

     Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

          A basic sales load of up to 7 percent is deducted from each premium payment. A first year sales load not to exceed 44 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $29,006,038 and $28,103,420, respectively.

          An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1000 face amount of insurance for Variable Adjustable Life policies and $10 per $1,000 face amount of insurance for Variable Adjustable Life Second Death policies. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $6,088,393 and $7,076,212, respectively.

          A premium tax charge in the amount of 2.5 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. Premium taxes are paid to state and local governments. Total premium tax charges for the years ended December 31, 2003 and 2002 amounted to $6,496,072 and $6,912,998, respectively.

          A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $3,116,949 and $3,225,269, respectively.

          Beginning in 1996, a federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2003 and 2002 amounted to $433,822 and $484,724, respectively.

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(3)  Expenses and Related Party Transactions - Continued

     In addition to deductions from premium payments, cash value charges (which may include an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks), if any, are assessed from the actual cash value of each policy. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Life Second Death policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $95 is assessed for each policy adjustment. A charge not to exceed $10 may be assessed for each transfer of actual cash value among the segregated sub-accounts. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month.

     The following charges are associated with Variable Adjustable Life Horizon. An additional face amount charge not to exceed $5 per thousand is charged for first-year base premiums. A premium charge of 3 percent is charged on all non-repeating premiums. In addition, against the cash value of a Policy, Minnesota Life deducts a monthly policy charge of $8 plus 2 cents per thousand of the face amount. The monthly policy charge cannot exceed $10 plus 3 cents per thousand of the face amount.

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(3)  Expense and Related Party Transactions - Continued

     The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

     To the extent the Account invests in the Advantus Series Fund, Inc. , the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.95% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

     The total of cash value charges for the years ended December 31, 2003 and 2002 for each segregated sub-account are as follows:

                                                    2003         2002
                                                 ----------   ----------
     Bond                                         4,821,497    4,519,335
     Money Market                                 2,524,951    2,229,263
     Mortgage Securities                          3,992,836    3,236,282
     Index 500                                   14,637,158   15,088,724
     Global Bond                                    872,975      650,125
     Index 400 Mid-Cap                            1,384,516    1,294,761
     Real Estate Securities                         863,449      508,819
     Templeton Developing Markets Securities        695,492      634,525
     Templeton Global Asset Allocation              150,164       80,129
     Franklin Small-Cap                           1,051,128      756,265
     Fidelity VIP Mid-Cap                         1,377,611    1,179,617
     Fidelity VIP Contrafund                      1,933,098    1,613,550
     Fidelity VIP Equity-Income                   1,733,764    1,251,697
     Janus Aspen Capital Appreciation             1,912,206    1,917,437
     Janus Aspen International Growth             1,573,926    1,611,971
     Credit Suisse Global Post-Venture Capital      118,633      115,810
     AIM V.I. Aggressive Growth                      26,769           --
     AIM V.I. Balanced Fund                          12,227           --
     AIM V.I. Premier Equity                          9,283           --
     AIM V.I. Dent Demographics Trends                3,066           --
     American Century Value                          14,644           --
     American Century Income & Growth                 9,473           --
     American Century Ultra                          49,879           --
     Franklin Mutual Share Securities                29,431           --
     Franklin Large Cap Growth Securities            14,777           --
     Janus Aspen Balanced                            10,704           --
     MFS Investors Growth Stock                      11,695           --
     MFS Mid-Cap Growth                               8,729           --
     MFS New Discovery                               32,069           --
     MFS Value                                       54,807           --
     Oppenheimer Capital Appreciation                22,241           --
     Oppenheimer High Income                         24,260           --
     Oppenheimer International Growth                18,377           --
     Putnam VT Growth and Income                      7,780           --
     Putnam VT International Growth                  42,808           --
     Putnam VT New Opportunities                      2,637           --
     Putnam VT New Value                              9,261           --
     Putnam VT Voyager                               93,761           --
     Waddell & Reed Growth                       12,284,376   13,523,572
     Waddell & Reed Core Equity                     794,503      815,308
     Waddell & Reed International                     3,192           --
     Waddell & Reed Small Cap Growth              5,590,778    5,795,696
     Waddell & Reed Balanced                      9,618,193   10,502,561
     Waddell & Reed International II              7,156,561    7,623,752
     Waddell & Reed Micro-Cap Growth              1,298,035    1,346,190
     Waddell & Reed Small Cap Value               1,724,213    1,483,350
     Waddell & Reed Value                         4,648,694    5,057,900
     Waddell & Reed Science & Technology              1,415           --
     Waddell & Reed Asset Strategy                    1,520           --

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(4)  Investment Transactions

     The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the years ended December 31, 2003 and 2002:

                                                     2003          2002
                                                 -----------   -----------
     Bond                                        $ 7,065,350   $24,254,831
     Money Market                                 11,897,252    34,444,442
     Mortgage Securities                           6,930,611    25,852,507
     Index 500                                    38,825,815    81,438,971
     Global Bond                                   2,972,502     4,273,029
     Index 400 Mid-Cap                             6,245,191    10,483,235
     Real Estate Securities                        3,974,290     8,095,300
     Templeton Developing Markets Securities       1,999,597     3,432,632
     Templeton Global Asset Allocation             1,592,150       665,741
     Franklin Small Cap                            4,149,341     4,927,448
     Fidelity VIP Mid-Cap                          4,318,663     7,520,441
     Fidelity VIP Contrafund                       6,988,105    13,981,769
     Fidelity VIP Equity-Income                    7,728,659     9,980,770
     Janus Aspen Capital Appreciation              3,524,590    10,123,907
     Janus International Growth                    2,597,765     8,746,017
     Credit Suisse Global Post-Venture Capital       502,231       648,623
     AIM V.I. Aggressive Growth                    1,011,070            --
     AIM V.I. Balanced                               172,410            --
     AIM V.I. Premier Equity                         263,502            --
     AIM V.I. Dent Demographic Trends                181,932            --
     American Century Value                          608,982            --
     American Century Income and Growth              314,931            --
     American Century Ultra                        2,352,785            --
     Franklin Mutual Shares Securities             1,198,865            --
     Franklin Large Cap Growth Securities            604,473            --
     Janus Aspen Balanced                            221,700            --
     MFS Investors Growth Stock                      428,448            --
     MFS Mid Cap Growth                              337,481            --
     MFS New Discovery                             1,568,875            --
     MFS Value                                     1,607,676            --
     Oppenheimer Capital Appreciation              1,069,925            --
     Oppenheimer High Income                       1,541,243            --
     Oppenheimer International Growth              1,901,858            --
     Putnam VT Growth and Income                     141,028            --
     Putnam VT International Growth                1,685,212            --
     Putnam VT New Opportunities                      61,325            --
     Putnam VT New Value                             537,158            --
     Putnam VT Voyager                             1,553,585            --
     Waddell & Reed Growth                        87,593,226    53,517,249
     Waddell & Reed Core Equity                    1,478,001     5,607,333
     Waddell & Reed International                    260,257            --
     Waddell & Reed Small Cap Growth               6,257,981    25,948,471
     Waddell & Reed Balanced                       7,522,541    34,499,549
     Waddell & Reed International II               9,290,712    36,278,186
     Waddell & Reed Micro-Cap Growth               3,202,932     6,806,438
     Waddell & Reed Small Cap Value                5,218,710    14,751,852
     Waddell & Reed Value                          5,087,483    20,108,072
     Waddell & Reed Science & Technology             221,914            --
     Waddell & Reed Asset Strategy                    79,944            --

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions

     Transactions in units for each segregated sub-account for the years ended December 31, 2003 and 2002 were as follows:

                                                                       Segregated Sub-Accounts
                                                  ----------------------------------------------------------------
                                                                   Money      Mortgage       Index        Global
                                                     Bond         Market     Securities       500          Bond
                                                  ----------   -----------   ----------   -----------   ----------
     Units outstanding at
        December 31, 2001 .....................   18,422,198     9,674,106   10,233,221    42,856,025    3,763,791
           Contract purchase
              payments ........................    8,857,017    17,319,134    8,159,010    20,644,644    3,910,505
           Contract terminations, withdrawal
              payments and charges ............   (6,713,749)  (14,300,232)  (4,985,152)  (17,560,015)  (2,285,628)
                                                  ----------   -----------   ----------   -----------   ----------
     Units outstanding at
        December 31, 2002 .....................   20,565,466    12,693,008   13,407,079    45,940,654    5,388,668
           Contract purchase
              payments ........................    2,453,240     5,969,505    2,117,830    10,158,348    2,374,100
           Contract terminations, withdrawal
              payments and charges ............   (1,492,109)   (9,415,376)  (1,013,485)   (4,819,470)    (977,927)
                                                  ----------   -----------   ----------   -----------   ----------
     Units outstanding at
        December 31, 2003 .....................   21,526,597     9,247,137   14,511,424    51,279,532    6,784,841
                                                  ==========   ===========   ==========   ===========   ==========

                       Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                       Segregated Sub-Accounts
                                                  -----------------------------------------------------------------
                                                                             Templeton
                                                                  Real      Developing     Templeton
                                                   Index 400     Estate       Markets    Global Asset    Franklin
                                                    Mid-Cap    Securities   Securities    Allocation     Small Cap
                                                  ----------   ----------   ----------   -------------------------
Units outstanding at
   December 31, 2001 ..........................    9,183,344    2,873,626    6,558,923      455,500      5,985,912
      Contract purchase
         payments .............................    8,131,408    6,720,965    4,476,782      771,432      9,781,339
      Contract terminations, withdrawal
         payments and charges .................   (5,214,420)  (3,051,216)  (3,139,595)    (261,460)    (4,312,234)
                                                  ----------   ----------   ----------    ---------     ----------
Units outstanding at
   December 31, 2002 ..........................   12,100,332    6,543,375    7,896,110      965,472     11,455,017
      Contract purchase
         payments .............................    4,724,911    2,792,845    1,993,809    1,584,196      7,612,837
      Contract terminations, withdrawal
         payments and charges .................   (1,846,370)    (377,358)  (1,013,873)    (141,749)      (872,542)
                                                  ----------   ----------   ----------    ---------     ----------
Units outstanding at
   December 31, 2003 ..........................   14,978,873    8,958,862    8,876,046    2,407,920     18,195,312
                                                  ==========   ==========   ==========    =========     ==========

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                            Segregated Sub-Accounts
                                                  ---------------------------------------------------------------------------
                                                                                                    Janus           Janus
                                                  Fidelity VIP   Fidelity VIP    Fidelity VIP   Aspen Capital   International
                                                     Mid-Cap      Contrafund    Equity-Income    Appreciation       Growth
                                                  ------------   ------------   -------------   -------------   -------------
Units outstanding at
   December 31, 2001 ..........................     7,981,235     14,805,889      8,892,303       22,458,144      21,590,583
      Contract purchase
         payments .............................     7,113,847     19,249,234     10,977,823       19,377,092      18,492,209
      Contract terminations, withdrawal
         payments and charges .................    (4,614,649)    (7,267,988)    (5,740,052)     (13,168,645)    (15,002,340)
                                                   ----------     ----------     ----------      -----------     -----------
Units outstanding at
   December 31, 2002 ..........................    10,480,433     26,787,135     14,130,074       28,666,591      25,080,452
      Contract purchase
         payments .............................     3,506,521      8,727,725      7,986,592        6,271,223       5,074,818
      Contract terminations, withdrawal
         payments and charges .................      (831,765)     9,240,888)      (757,428)      (2,797,245)     (2,703,944)
                                                   ----------     ----------     ----------      -----------     -----------
Units outstanding at
   December 31, 2003 ..........................    13,155,189     26,273,972     21,359,239       32,140,569      27,451,326
                                                   ==========     ==========     ==========      ===========     ===========

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                      Segregated Sub-Accounts
                                                  --------------------------------------------------------------
                                                  Credit Suisse                                        AIM V.I.
                                                      Global       AIM V.I.               AIM V.I.      Dent
                                                   Post-Venture   Aggressive   AIM V.I.    Premier   Demographic
                                                     Capital        Growth     Balanced    Equity       Trends
                                                  -------------   ----------   --------   --------  ------------
Units outstanding at
   December 31, 2001 ..........................     1,646,164            --         --         --           --
      Contract purchase
         payments .............................     1,614,572            --         --         --           --
      Contract terminations, withdrawal
         payments and charges .................    (1,161,293)           --         --         --           --
                                                   ----------       -------    -------    -------      -------
Units outstanding at
   December 31, 2002 ..........................     2,099,443            --         --         --           --
      Contract purchase
         payments .............................     1,168,654       883,482    159,169    243,363      154,120
      Contract terminations, withdrawal
         payments and charges .................      (554,704)      (14,580)   (13,283)    (7,564)     (62,348)
                                                   ----------       -------    -------    -------      -------
Units outstanding at
   December 31, 2003 ..........................     2,713,393       868,902    145,886    235,798       91,772
                                                   ==========       =======    =======    =======      =======

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                   Segregated Sub-Accounts
                                                  --------------------------------------------------------------
                                                              American                                 Franklin
                                                  American     Century     American     Franklin       Large Cap
                                                   Century     Income      Century    Mutual Shares     Growth
                                                    Value    and Growth     Ultra       Securities    Securities
                                                  --------   ----------   ---------   -------------   ----------
Units outstanding at
   December 31, 2001 ..........................        --          --            --            --           --
      Contract purchase
         payments .............................        --          --            --            --           --
      Contract terminations, withdrawal
         payments and charges .................        --          --            --            --           --
                                                  -------     -------     ---------     ---------      -------
Units outstanding at
   December 31, 2002 ..........................        --          --            --            --           --
      Contract purchase
         payments .............................   547,546     277,590     2,088,173     1,081,793      545,270
      Contract terminations, withdrawal
         payments and charges .................   (11,176)    (15,436)      (10,616)       (1,480)      (9,397)
                                                  -------     -------     ---------     ---------      -------
Units outstanding at
   December 31, 2003 ..........................   536,370     262,154     2,077,557     1,080,313      535,873
                                                  =======     =======     =========     =========      =======

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                   Segregated Sub-Accounts
                                                  ---------------------------------------------------------
                                                   Janus         MFS          MFS        MFS
                                                   Aspen      Investors     Mid Cap      New         MFS
                                                  Balanced   Growth Stock   Growth    Discovery     Value
                                                  --------   ------------   -------   ---------   ---------
Units outstanding at
   December 31, 2001 ..........................         --          --           --          --          --
      Contract purchase
         payments .............................         --          --           --          --          --
      Contract terminations, withdrawal
         payments and charges .................         --          --           --          --          --
                                                   -------     -------      -------   ---------   ---------
Units outstanding at
   December 31, 2002 ..........................         --          --           --          --          --
      Contract purchase
         payments .............................    211,648     390,012      280,530   1,282,031   1,448,427
      Contract terminations, withdrawal
         payments and charges .................     (5,050)     (3,629)     (40,367)    (43,963)    (19,382)
                                                   -------     -------      -------   ---------   ---------
Units outstanding at
   December 31, 2003 ..........................    206,598     386,383      240,163   1,238,069   1,429,045
                                                   =======     =======      =======   =========   =========

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                           Segregated Sub-Accounts
                                                  -----------------------------------------------------------------------
                                                   Oppenheimer                  Oppenheimer     Putnam VT     Putnam VT
                                                     Capital     Oppenheimer   International   Growth and   International
                                                  Appreciation   High Income      Growth         Income         Growth
                                                  ------------   -----------   -------------   ----------   -------------
Units outstanding at
   December 31, 2001 ..........................          --              --             --           --              --
      Contract purchase
         payments .............................          --              --             --           --              --
      Contract terminations, withdrawal
         payments and charges .................          --              --             --           --              --
                                                    -------       ---------      ---------      -------       ---------
Units outstanding at
   December 31, 2002 ..........................          --              --             --           --              --
      Contract purchase
         payments .............................     940,144       1,453,385      1,537,925      127,880       1,508,680
      Contract terminations, withdrawal
         payments and charges .................     (70,849)       (180,436)      (726,558)      (7,325)       (279,546)
                                                    -------       ---------      ---------      -------       ---------
Units outstanding at
   December 31, 2003 ..........................     869,296       1,272,949        811,366      120,555       1,229,135
                                                    =======       =========      =========      =======       =========

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                           Segregated Sub-Accounts
                                                  ------------------------------------------------------------------------
                                                    Putnam VT     Putnam VT
                                                      New            New      Putnam VT   Waddell & Reed    Waddell & Reed
                                                  Opportunities     Value      Voyager      Growth (a)     Core Equity (b)
                                                  -------------   ---------   ---------   --------------   ---------------
Units outstanding at
   December 31, 2001 ..........................          --             --           --     53,597,006        9,107,021
      Contract purchase
         payments .............................          --             --           --     17,974,082        7,105,325
      Contract terminations, withdrawal
         payments and charges .................          --             --           --    (17,889,853)      (4,300,727)
                                                     ------        -------    ---------    -----------       ----------
Units outstanding at
   December 31, 2002 ..........................          --             --           --     53,681,235       11,911,619
      Contract purchase
         payments .............................      51,999        474,003    1,394,309      4,467,026        1,978,693
      Contract terminations, withdrawal
         payments and charges .................      (3,307)       (23,495)     (57,851)    (1,782,723)      (1,688,066)
                                                     ------        -------    ---------     ----------       ----------
Units outstanding at
   December 31, 2003 ..........................      48,692        450,508    1,336,458     56,365,538       12,202,246
                                                     ======        =======    =========     ==========       ==========

(a) Formerly Advantus Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Growth.
(b) Formerly Advantus Macro Cap Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Core Equity. 14

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                               Segregated Sub-Accounts
                                                  ------------------------------------------------
                                                                   Waddell & Reed
                                                  Waddell & Reed      Small Cap     Waddell & Reed
                                                   International     Growth (a)      Balanced (b)
                                                  --------------   --------------   --------------
Units outstanding at
   December 31, 2001 ..........................            --        40,649,586       44,034,423
      Contract purchase
         payments .............................            --        16,739,690       11,556,607
      Contract terminations, withdrawal
         payments and charges .................            --       (15,188,397)     (12,194,077)
                                                      -------       -----------      -----------
Units outstanding at
   December 31, 2002 ..........................            --        42,200,879       43,396,953
      Contract purchase
         payments .............................       249,556         4,026,258        2,242,574
      Contract terminations, withdrawal
         payments and charges .................       (38,949)       (3,887,964)      (4,026,415)
                                                      -------       -----------      -----------
Units outstanding at
   December 31, 2003 ..........................       210,607        42,339,173       41,613,113
                                                      =======       ===========      ===========

                                                         Segregated Sub-Accounts
                                                  -------------------------------------
                                                                         Waddell & Reed
                                                     Waddell & Reed         Micro-Cap
                                                  International II (c)     Growth (d)
                                                  --------------------   --------------
Units outstanding at
   December 31, 2001 ..........................         45,809,624          8,554,102
      Contract purchase
         payments .............................         17,482,541          5,920,450
      Contract terminations, withdrawal
         payments and charges .................        (16,986,199)        (4,237,953)
                                                       -----------         ----------
Units outstanding at
   December 31, 2002 ..........................         46,305,966         10,236,599
      Contract purchase
         payments .............................          3,622,384          2,615,949
      Contract terminations, withdrawal
         payments and charges .................         (3,481,359)        (1,259,328)
                                                       -----------         ----------
Units outstanding at
   December 31, 2003 ..........................         46,446,991         11,593,220
                                                       ===========         ==========

(a) Formerly Advantus Small Cap Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Small Cap Growth.
(b) Formerly Advantus Asset Allocation Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Balanced.
(c) Formerly Advantus International Stock Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed International II.
(d) Formerly Advantus Micro Cap Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Micro Cap Growth.

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(5)  Unit Activity from Policy Transactions - Continued

                                                                         Segregated Sub-Accounts
                                                  -----------------------------------------------------------------
                                                  Waddell & Reed                    Waddell & Reed   Waddell & Reed
                                                     Small Cap     Waddell & Reed      Science &         Asset
                                                     Value (a)        Value (b)       Technology        Strategy
                                                  --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2001 ..........................     11,588,912       29,568,022              --              --
      Contract purchase
         payments .............................     12,710,436       11,428,502              --              --
      Contract terminations, withdrawal
         payments and charges .................     (7,704,599)      (9,547,190)             --              --
                                                    ----------       ----------        --------         -------
Units outstanding at
   December 31, 2002 ..........................     16,594,749       31,449,334              --              --
      Contract purchase
         payments .............................      4,685,722        2,844,698         213,225          77,351
      Contract terminations, withdrawal
         payments and charges .................     (1,236,112)      (2,258,204)       (119,362)        (16,213)
                                                    ----------       ----------        --------         -------
Units outstanding at
   December 31, 2003 ..........................     20,044,359       32,035,827          93,863          61,138
                                                    ==========       ==========        ========         =======

(a) Formerly Advantus Small Cap Value Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Small Cap Value.
(b) Formerly Advantus Value Stock Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Value.

                      Minnesota Life Variable Life Account
                                   (Unaudited)

(6) Financial Highlights

                                                                    0.50 % Expense Ratio**
                                                     ----------------------------------------------------
                                                                                    For the Year Ended
                                                          At December 31               December 31
                                                     ------------------------   -------------------------
                                                                                 Investment       Total
                                                     Unit Value    Net Assets   Income Ratio*   Return***
                                                     ----------   -----------   -------------   ---------
Bond                                        2003        3.02       64,912,460       0.00%          4.83%
                                            2002        2.88       59,156,158       0.00%          9.95%

Money Market                                2003        1.98       18,328,561       0.62%          0.11%
                                            2002        1.98       25,130,135       1.26%          0.78%

Mortgage Securities                         2003        3.39       49,223,053       0.00%          3.64%
                                            2002        3.27       43,878,832       0.06%          9.11%

Index 500                                   2003        4.56      233,704,567       0.00%         27.41%
                                            2002        3.58      164,331,526       0.00%        -22.75%

Global Bond                                 2003        1.42        9,639,586       0.00%         19.65%
                                            2002        1.19        6,398,401       0.25%         17.35%

Index 400 Mid-Cap                           2003        1.57       23,447,795       0.00%         33.92%
                                            2002        1.17       14,144,300       0.00%        -15.46%

Real Estate Securities                      2003        1.71       15,304,774       0.00%         41.50%
                                            2002        1.21        7,899,437       0.02%          6.43%

Templeton Developing Markets Securities     2003        1.23       10,880,089       1.16%         52.23%
                                            2002        0.81        6,358,050       1.43%         -0.64%

Templeton Global Asset Allocation           2003        1.12        2,708,730       2.34%         31.30%
                                            2002        0.86          827,190       1.79%         -4.87%

Franklin Small Cap                          2003        0.68       12,446,579       0.00%         36.56%
                                            2002        0.50        5,737,923       0.24%        -29.04%

Fidelity VIP Mid-Cap                        2003        1.51       19,837,629       0.24%         37.56%
                                            2002        1.10       11,488,617       0.00%        -10.47%

Fidelity VIP Contrafund                     2003        0.95       24,931,097       0.31%         27.56%
                                            2002        0.74       19,926,546       0.55%        -10.06%

Fidelity VIP Equity-Income                  2003        1.13       24,188,307       1.36%         29.38%
                                            2002        0.88       12,367,782       3.29%        -17.57%

Janus Aspen Capital Appreciation            2003        0.64       20,661,447       0.25%         19.63%
                                            2002        0.54       15,403,645       0.32%        -16.35%

Janus International Growth                  2003        0.63       17,221,128       0.99%         33.87%
                                            2002        0.47       11,753,696       0.69%        -26.13%

Credit Suisse Global Post-Venture Capital   2003        0.52        1,407,038       0.00%         46.92%
                                            2002        0.35          740,973       0.00%        -34.49%

AIM V.I. Aggressive Growth                  2003(a)     1.25        1,083,101       0.00%         24.65%

AIM V.I. Balanced                           2003(a)     1.13          165,008       3.84%         13.10%

AIM V.I. Premier Equity                     2003(a)     1.19          279,528       0.38%         18.54%

AIM V.I. Dent Demographic Trends            2003(a)     1.26          115,564       0.00%         25.92%

American Century Value                      2003(a)     1.25          671,196       0.00%         25.13%

American Century Income and Growth          2003(a)     1.24          326,036       0.00%         24.36%

American Century Ultra                      2003(a)     1.19        2,464,606       0.00%         18.63%

Franklin Mutual Shares Securities           2003(a)     1.21        1,303,765       0.52%         20.68%

Franklin Large Cap Growth Securities        2003(a)     1.21          648,889       0.30%         21.08%

Janus Aspen Balanced                        2003(a)     1.10          227,257       2.03%         10.00%

MFS Investors Growth Stock                  2003(a)     1.15          446,233       0.00%         15.49%

MFS Mid Cap Growth                          2003(a)     1.28          307,921       0.00%         28.21%

MFS New Discovery                           2003(a)     1.28        1,587,693       0.00%         28.24%

MFS Value                                   2003(a)     1.23        1,759,604       0.00%         23.13%

Oppenheimer Capital Appreciation            2003(a)     1.24        1,077,516       0.00%         23.95%

Oppenheimer High Income                     2003(a)     1.11        1,418,164       0.00%         11.40%

Oppenheimer International Growth            2003(a)     1.48        1,203,305       0.00%         48.30%

Putnam VT Growth and Income                 2003(a)     1.24          149,378       0.00%         23.90%

Putnam VT International Growth              2003(a)     1.28        1,568,774       0.00%         27.63%

Putnam VT New Opportunities                 2003(a)     1.24           60,367       0.00%         23.98%

Putnam VT New Value                         2003(a)     1.30          584,940       0.00%         29.83%

Putnam VT Voyager                           2003(a)     1.18        1,579,833       0.00%         18.21%

Waddell & Reed Growth (b)                   2003        3.10      174,753,707       0.00%         24.83%
                                            2002        2.62      140,024,322       0.00%        -25.81%

Waddell & Reed Core Equity(C)               2003        0.83       10,131,512       0.78%         20.73%
                                            2002        0.69        8,192,164       0.00%        -28.50%

Waddell & Reed International                2003(a)     1.13          237,965       2.37%         12.99%

Waddell & Reed Small Cap Growth (d)         2003        1.98       83,797,756       0.00%         47.24%
                                            2002        1.34       56,725,839       0.00%        -32.14%

Waddell & Reed Balanced (e)                 2003        3.45      143,728,924       0.70%         20.45%
                                            2002        2.87      124,438,389       0.00%         -9.44%

Waddell & Reed International II (f)         2003        2.71      125,660,408       1.90%         46.12%
                                            2002        1.85       85,738,006       0.00%        -18.23%

Waddell & Reed Micro-Cap Growth (g)         2003        1.52       17,671,342       0.00%         53.64%
                                            2002        0.99       10,156,947       0.00%        -43.93%

Waddell & Reed Small Cap Value (h)          2003        1.45       29,004,455       0.00%         48.73%
                                            2002        0.97       16,144,437       0.00%        -20.38%

Waddell & Reed Value (i)                    2003        2.02       64,685,031       0.59%         26.42%
                                            2002        1.60       50,229,078       0.00%        -15.74%

Waddell & Reed Science & Technology         2003(a)     1.10          103,437       0.00%         10.20%

Waddell & Reed Asset Strategy               2003(a)     1.06           64,781       2.28%          5.96%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the year ended, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a) Period from September 22, 2003, commencment of operations, to December 31, 2003.
(b) Formerly Advantus Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Growth.
(c) Formerly Advantus Macro Cap Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Core Equity.
(d) Formerly Advantus Small Cap Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Small Cap Growth.
(e) Formerly Advantus Asset Allocation Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Balanced.
(f) Formerly Advantus International Stock Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed International II.
(g) Formerly Advantus Micro Cap Growth Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Micro Cap Growth.
(h) Formerly Advantus Small Cap Value Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Small Cap Value.
(i) Formerly Advantus Value Stock Portfolio. Effective September 22, 2003, the underlying fund changed it's name to Waddell & Reed Value.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        Consolidated Financial Statements
                           And Supplementary Schedules

                                   (Unaudited)

                        December 31, 2003, 2002 and 2001

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     Consolidated Balance Sheets (Unaudited)
                           December 31, 2003 and 2002
                                 (In thousands)

                                                                                       2003          2002
                                                                                    -----------   -----------
Assets
   Fixed maturity securities:
     Available-for-sale, at fair value (amortized cost $4,647,433 and $4,502,266)   $ 4,941,278   $ 4,784,210
   Equity securities, at fair value (cost $580,495 and $506,426)                        676,398       461,426
   Mortgage loans, net                                                                  773,479       767,944
   Real estate, net                                                                       1,830         7,858
   Finance receivables, net                                                             127,716       121,306
   Policy loans                                                                         263,508       259,531
   Private equity investments (cost $236,197 and $283,023)                              222,200       226,098
   Fixed maturity securites on loan, at fair value
      (amortized cost $1,304,233 and $1,136,148)                                      1,361,128     1,208,935
   Equity securites on loan, at fair value (cost $52,100 and $73,904)                    68,771        71,338
   Other invested assets                                                                169,720        60,731
                                                                                    -----------   -----------
      Total investments                                                               8,606,028     7,969,377

   Cash and cash equivalents                                                          1,688,883     1,485,148
   Deferred policy acquisition costs                                                    636,475       570,738
   Accrued investment income                                                             83,461        89,849
   Premiums receivable                                                                  137,954       125,424
   Property and equipment, net                                                           82,856        78,991
   Reinsurance recoverables                                                             677,102       646,955
   Other assets                                                                          31,870        45,167
   Separate account assets                                                            8,854,022     6,684,280
                                                                                    -----------   -----------
      Total assets                                                                  $20,798,651   $17,695,929

Liabilities and Stockholder's Equity

Liabilities:

   Policy and contract account balances                                             $ 4,688,655   $ 4,371,712
   Future policy and contract benefits                                                2,052,276     2,029,332
   Pending policy and contract claims                                                   160,687       131,121
   Other policyholder funds                                                             557,525       528,417
   Policyholder dividends payable                                                        52,995        54,455
   Unearned premiums and fees                                                           199,767       191,277
   Federal income tax liability:
      Current                                                                            32,429        16,420
      Deferred                                                                          138,964        68,106
   Other liabilities                                                                    497,970       361,033
   Notes payable                                                                        125,000       137,000
   Securities lending collateral                                                      1,466,354     1,307,146
   Separate account liabilities                                                       8,809,077     6,646,646
                                                                                    -----------   -----------
      Total liabilities                                                              18,781,699    15,842,665
                                                                                    -----------   -----------

Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      issued and outstanding                                                              5,000         5,000
   Additional paid in capital                                                             3,000         3,000
   Retained earnings                                                                  1,795,285     1,786,873
   Accumulated other comprehensive income                                               213,667        58,391
                                                                                    -----------   -----------
      Total stockholder's equity                                                      2,016,952     1,853,264
                                                                                    -----------   -----------
         Total liabilities and stockholder's equity                                 $20,798,651   $17,695,929
                                                                                    ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
   Consolidated Statements of Operations and Comprehensive Income (Unaudited)
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                          2003         2002         2001
                                                       ----------   ----------   ----------
Revenues:

   Premiums                                            $1,005,277   $  900,074   $  793,357
   Policy and contract fees                               351,669      355,890      362,511
   Net investment income                                  465,858      499,103      527,335
   Net realized investment losses                         (48,641)    (137,097)     (12,972)
   Finance charge income                                   34,148       33,125       33,400
   Other income                                            18,820       22,777       73,714
                                                       ----------   ----------   ----------
      Total revenues                                    1,827,131    1,673,872    1,777,345
                                                       ----------   ----------   ----------

Benefits and expenses:

   Policyholder benefits                                  975,604      849,342      754,667
   Interest credited to policies and contracts            287,018      289,606      290,081
   General operating expenses                             341,552      328,421      410,704
   Commissions                                            108,293      100,912      128,838
   Administrative and sponsorship fees                     68,773       71,166       81,194
   Dividends to policyholders                              17,817       19,162       19,670
   Interest on notes payable                               11,258       12,758       16,684
   Amortization of deferred policy acquisition costs      166,138      188,662      171,580
   Capitalization of policy acquisition costs            (208,620)    (169,437)    (185,366)
                                                       ----------   ----------   ----------
      Total benefits and expenses                       1,767,833    1,690,592    1,688,052
                                                       ----------   ----------   ----------
         Income (loss) from operations before taxes        59,298      (16,720)      89,293

   Federal income tax expense (benefit):
      Current                                              19,121        3,048       22,793
      Deferred                                             (4,268)     (23,524)      (3,928)
                                                       ----------   ----------   ----------
         Total federal income tax expense (benefit)        14,853      (20,476)      18,865
                                                       ----------   ----------   ----------
            Net income                                 $   44,445   $    3,756   $   70,428
                                                       ==========   ==========   ==========

   Other comprehensive income (loss), net of tax:
      Unrealized gains (losses) on securities          $  155,276   $  (44,898)  $ (144,136)
                                                       ----------   ----------   ----------
      Other comprehensive income (loss), net of tax       155,276      (44,898)    (144,136)
                                                       ----------   ----------   ----------
            Comprehensive income (loss)                $  199,721   $  (41,142)  $  (73,708)
                                                       ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
     Consolidated Statements of Changes in Stockholder's Equity (Unaudited)
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                           2003         2002         2001
                                                        ----------   ----------   ----------
Common stock:
   Total common stock                                   $    5,000   $    5,000   $    5,000
                                                        ==========   ==========   ==========
Additional paid in capital:
   Total additional paid in capital                     $    3,000   $    3,000   $    3,000
                                                        ==========   ==========   ==========
Retained earnings:
   Beginning balance                                    $1,786,873   $1,821,015   $1,811,707
   Net income                                               44,445        3,756       70,428
   Dividends to stockholder                                (36,033)     (37,898)     (61,120)
                                                        ----------   ----------   ----------
      Total retained earnings                           $1,795,285   $1,786,873   $1,821,015
                                                        ==========   ==========   ==========
Accumulated other comprehensive income:
   Beginning balance                                    $   58,391   $  103,289   $  247,425
   Change in unrealized appreciation (depreciation)
      of securities                                        155,276      (44,898)    (144,136)
                                                        ----------   ----------   ----------
         Total accumulated other comprehensive income   $  213,667   $   58,391   $  103,289
                                                        ==========   ==========   ==========

            Total stockholder's equity                  $2,016,952   $1,853,264   $1,932,304
                                                        ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                Consolidated Statements of Cash Flows (Unaudited)
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                               2003          2002          2001
                                                           -----------   -----------   -----------
Cash Flows from Operating Activities

Net income                                                 $    44,445   $     3,756   $    70,428
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Interest credited to annuity and insurance
         contracts                                             249,128       251,828        98,011
      Fees deducted from policy and contract balances         (327,631)     (319,227)     (169,058)
      Change in future policy benefits                          30,013       153,061        53,835
      Change in other policyholder liabilities, net             35,834       (35,323)       18,215
      Amortization of deferred policy acquisition costs        166,138       188,662       171,580
      Capitalization of policy acquisition costs              (208,620)     (169,437)     (185,366)
      Change in premiums receivable                            (12,529)       (6,689)       (7,421)
      Deferred tax provision                                    (4,268)      (23,524)       (3,928)
      Change in federal income tax liabilities - current        16,009       (16,929)      (11,700)
      Net realized investment losses (gains)                    48,613       137,097        12,972
      Change in reinsurance recoverables                       (30,147)      (22,515)      (32,041)
      Other, net                                               137,813        14,973        13,051
                                                           -----------   -----------   -----------
         Net cash provided by (used for) operating
            activities                                         144,798       155,733        28,578
                                                           -----------   -----------   -----------
Cash Flows from Investing Activities

Proceeds from sales of:
   Fixed maturity securities, available-for-sale             1,658,859     2,046,691     1,738,948
   Equity securities                                           429,470       378,452       481,396
   Real estate                                                  11,255         3,301         5,362
   Private equity investments                                   23,703        11,583        15,596
   Other invested assets                                         1,729        12,343         5,896
Proceeds from maturities and repayments of:
   Fixed maturity securities, available-for-sale             1,170,516       601,211       379,989
   Mortgage loans                                               81,056        50,370        44,312
Purchases of:
   Fixed maturity securities, available-for-sale            (3,281,851)   (2,898,144)   (2,249,224)
   Equity securities                                          (462,070)     (377,641)     (502,064)
   Mortgage loans                                              (86,931)      (78,011)     (118,003)
   Real estate                                                    (737)           --          (140)
   Private equity investments                                  (31,519)      (42,639)      (28,580)
   Other invested assets                                        (4,319)       (2,866)       (8,381)
Finance receivable originations or purchases                   (91,674)      (82,141)      (83,578)
Finance receivable principal payments                           77,154        78,266        78,289
Securities lending collateral                                  159,209       882,740       347,282
Securities in transit                                           95,821       (39,632)       99,765
Other, net                                                     (22,818)      (14,346)      (41,741)
                                                           -----------   -----------   -----------
         Net cash provided by investing activities            (273,147)      529,537       165,124
                                                           -----------   -----------   -----------
Cash Flows from Financing Activities

Deposits credited to annuity and insurance contracts         1,626,707     1,434,456     1,544,832
Withdrawals from annuity and insurance contracts            (1,263,337)   (1,188,125)   (1,343,550)
Payments on debt                                               (12,000)      (22,000)      (26,000)
Dividends paid to stockholder                                  (22,000)      (78,586)           --
Other, net                                                       2,714          (363)        1,331
                                                           -----------   -----------   -----------
         Net cash provided by (used for) financing
            activities                                         332,084       145,382       176,613
                                                           -----------   -----------   -----------
Net increase in cash and cash equivalents                      203,735       830,652       370,315
Cash and cash equivalents, beginning of year                 1,485,148       654,496       284,181
                                                           -----------   -----------   -----------
Cash and cash equivalents, end of year                     $ 1,688,883   $ 1,485,148   $   654,496
                                                           ===========   ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Unaudited)

(1)  Nature of Operations

     Description of Business

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Northstar Life Insurance Company, and its majority-owned subsidiary MIMLIC Life Insurance Company. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Services. Revenues, including net realized investment losses, in 2003 for these business units were $589,782,000, $258,798,000, $805,084,000 and
     $187,440,000, respectively. Revenues in 2002 for these strategic business units were $620,370,000, $287,073,000, $672,316,000, and $188,626,000,
     respectively. Additional revenues, including net realized investment losses, reported by the Company's subsidiaries and corporate product line as of December 31, 2003 and 2002, were ($13,973,000) and $(94,513,000), respectively.

     The Company serves over seven million people through more than 4,400 associates located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     On April 1, 2003, ownership of Securian Life Insurance Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2003, ownership of Securian Casualty Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2002, ownership of Advantus Capital Management, Inc. and its wholly-owned subsidiary, Securian Financial Services, Inc., was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     Effective July 1, 2003, Personal Finance Company converted from a C corporation into a limited liability company and its name was changed to Personal Finance Company LLC.

(2)  Summary of Significant Accounting Policies

     Basis of Presentation

     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The consolidated financial statements include the accounts of the Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Insurance Revenues and Expenses

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

     For traditional life, accident and health and group life products, deferred policy acquisition costs (DAC) are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC is amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses and investment returns periodically throughout the year. Actuarial assumptions are updated as necessary to reflect the Company's best estimate of each assumption used. Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the statement of operations.

     Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 13.

     Software Capitalization

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized cost of $26,032,000, $21,271,000 and $18,575,000 and amortized software expense of $7,838,000, $8,227,000 and $8,065,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Finance Charge Income and Receivables

     Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or less late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. It is the Company's general policy to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     Valuation of Investments

     Fixed maturity securities, which may be sold prior to maturity, including fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Effective January 1, 2001, all fixed maturity securities classified as held-to-maturity securities were converted to available-for-sale securities, under the one time provision allowed under FASB Statement No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. These securities were previously carried at amortized cost, net of any impairment write-downs. The net impact to accumulated other comprehensive income upon conversion was an approximate increase of $16,705,000. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker dealer survey values or internal estimates.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments (Continued)

     Equity securities (common stocks, preferred stocks and equity securities on loan) are carried at fair value. Mutual funds in select asset classes that are sub-advised are carried at the market value of the underlying net assets of the funds. Prior to 2003, equity securities also included initial contributions to affiliated registered investment funds that were managed by an affiliate of the Company. These contributions were carried at the market value of the underlying net assets of the funds.

     Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral.

     Private equity investments in limited partnerships are carried on the balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Changes in fair value are recorded directly in stockholder's equity. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities, equity securities and private equity investments are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from either independent pricing services which specialize in matrix pricing and modeling techniques, independent broker bids, financial statement valuations or internal appraisal. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 2003 and 2002 was $5,616,000 and $7,543,000, respectively.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by any charge-off. The interest rates on the receivables outstanding at December 31, 2003 and 2002 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2003 and 2002 approximate the fair value at that date.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments (Continued)

     Effective March 15, 2001 the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Certain Securitized Financial Assets, which established standardized reporting models for certain types of asset backed securities including all interest only strips and asset backed securities not of high credit quality. The holder of the beneficial interest should recognize the excess of all cash flows attributable to the beneficial interest estimated at the acquisition/transaction date over the initial investment and record as interest income over the life of the beneficial interest using the effective yield method. The Company identified holdings with a market value of $11,206,000 and $29,000,000, as of December 31, 2003 and 2002,
     respectively, that it deemed subject to application of this pronouncement. Upon calculating the excess of the net present value of the cash flows using market discount rates and comparing to the initial cost of the investments, approximately $16,700,000 and $24,478,000 of permanent write-downs were recorded as realized losses, for the years ended December 31, 2003 and 2002, respectively.

     Credit Risk

     Financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

     During 2003, the Company exchanged its affiliated investment advisor's mutual funds for shares of Waddell & Reed Ivy Investment Co. funds due to the sale of equity advisory business by its affiliated investment advisor. The investments continue to be invested across the same eight well-diversified investment strategies employed by the former affiliated funds. The market value of these investments was $172,424,000 and $126,896,000 as of December 31, 2003 and 2002, respectively. The Company considers these assets able to be reinvested within a 12-18 month period.

     Derivative Financial Instruments

     Effective January 1, 2001, the Company adopted FAS 133 which requires that all derivative instruments be recorded on the balance sheet at fair value. On the date derivative contracts are entered into, the Company designates the derivative as either (a) a hedge of the fair value of a recognized firm commitment (fair value hedge), (b) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), or (c) a hedge of a net investment in a foreign operation (net investment hedge).

     The Company holds derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Derivative Financial Instruments (Continued)

     In the normal course of business the Company currently holds one derivative in the form of an equity swap. The purpose of this swap is to hedge the fair value of equity linked instruments to equity market movements. Equity swaps are considered to be fair value hedges and are entered into only for the purpose of hedging such risks, not for speculation. Generally, the Company enters into hedging relationships such that changes in the fair values or cash flows of items and transactions being hedged are expected to be offset by corresponding changes in the values of the derivatives. Changes in fair value of these swaps are generally offset to net realized investment gains (losses) by changes in the fair value of the item being hedged.

     The Company is using short-duration spot contracts to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement. The contracts have an immaterial impact on the Company's current year operating results.

     Under FAS 133, the Company reclassified certain mortgage dollar roll securities from fixed maturity and equity securities classified as available-for-sale as of December 31, 2003 and 2002, in the amount of $114,809,000 and $14,100,000, respectively, to other invested assets. As of December 31, 2003 and 2002, the change in fair value of these securities included in realized capital (losses) gains was $(1,007,000) and $172,000, respectively.

     Realized and Unrealized Gains and Losses

     Realized and unrealized gains and losses are determined on the specific identification method. Write-downs of available-for-sale securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.

     Changes in the fair value of fixed maturity securities available-for-sale, equity securities and private equity investments in limited partnerships are recorded as a separate component of stockholder's equity, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

     Impairments in the value of securities and other investments held by the Company, considered to be other than temporary, are recorded as permanent reductions of the cost of the securities or other investments, and corresponding realized losses are recognized in the consolidated statements of operations and comprehensive income. The Company reviews all securities and other investments on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

     Total other than temporary write-downs for fixed maturity securities, including EITF 99-20 write-downs, for the years ended December 31, 2003, 2002 and 2001 were $34,632,000, $53,299,000 and $28,760,000, respectively.

     Total other than temporary write-downs for equity securities for the years ended December 31, 2003, 2002 and 2001 were $13,157,000, $5,314,000 and
     $6,709,000, respectively. An additional $23,427,000 and $40,300,000 of other than temporary write-downs for equity securities were recorded on securities that were subsequently sold during 2003 and 2002, respectively.

     Total other than temporary write-downs for private equity investments for the years ended December 31, 2003, 2002 and 2001 were $57,480,000, $51,410,000 and $4,589,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Securities Lending

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the market value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company. The income from these investments is recorded in net investment income and was $2,378,000, $1,413,000, and $239,000 as of December 31, 2003, 2002, and 2001, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2003, and 2002 were $1,429,899,000 and $1,280,273,000, respectively. As of
     December 31, 2003, and 2002, the collateral associated with securities lending was $1,466,354,000 and $1,307,146,000, respectively.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as cash equivalents and securities lending collateral, respectively.

     Although the Company's securities lending program involves certain credit risk, the Company believes that the high quality of the collateral received (primarily commercial paper and money market instruments) and the Company's monitoring policies and procedures mitigate the likelihood of material losses under these arrangements.

     Property and Equipment

     Property and equipment are carried at cost, net of accumulated depreciation of $162,106,000 and $150,521,000 at December 31, 2003 and 2002,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2003, 2002, and 2001, was $11,585,000,
     $11,703,000, and $13,242,000, respectively. Effective January 1, 2002, the Company adopted FASB Statement No. 144 (FAS 144), Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting standards for the impairment and disposal of long-lived assets for fiscal years beginning after December 15, 2001. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of FAS 142.

     Separate Accounts

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These assets and liabilities are invested by both an unaffiliated asset management firm and affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds.

     The Company periodically invests money in its separate accounts. The market value of such investments, included with separate account assets, amounted to $44,920,000 and $37,634,000 at December 31, 2003 and 2002, respectively.

     Reinsurance Recoverables

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder Liabilities

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Entities. These traditional life products use an average assumed rate of investment yields ranging from 4.44% to 5.52% to estimate expected gross margins.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as described in note 13.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     Participating Business

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2003 and 2002, the total participating business in force was $18,685,863,000 and $19,470,981,000, respectively. As a percentage of total life insurance in force participating business in force represents 5.3% and 6.4% at December 31, 2003 and 2002, respectively.

     Closed Block of Business

     Effective January 1, 2001 the Company adopted Statement of Position 00-3 (SOP 00-3), Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of SOP 00-3.

     Income Taxes

     The Company's federal income tax return is a consolidated life/non-life return filed under Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     New Pronouncements

     In April 2003, the FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (FAS 149). FAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under FAS 133. FAS 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of FAS 149 on July 1, 2003 did not have a material impact on the results of operations or financial position of the Company.

     In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (FAS 150). FAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. FAS 150 is effective for financial instruments entered into or modified after May 31, 2003, otherwise effective for the first interim period beginning after June 15, 2003. The adoption of FAS 150 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), Employers' Disclosures about Pensions and Other Post Retirement Benefits, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The Company will adopt FAS 132 for fiscal year ending December 31, 2004. The Company expects no material impacts to its results of operations or financial position due to the adoption of FAS 132.

     In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51, subsequently revised in December of 2003 (FIN 46). The provisions of FIN 46 for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46 is the beginning of the first period beginning after December 15, 2004. FIN 46 changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46 is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or
     (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.The Company continues to review the status of any VIEs it may be involved with. Based on this current review, the Company expects no material impacts to its results of operation or financial position due to the adoption of FIN 46.

     In July 2003, the AICPA issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company will adopt SOP 03-1 as of January 1, 2004. The Company anticipates reclassifying approximately $45,000,000 representing the Company's interest in the separate accounts from separate account assets to various general account assets. The Company expects no other material impacts to its results of operation or financial position due to the adoption of SOP 03-1.

     Reclassification

     Certain 2002 and 2001 financial statement balances have been reclassified to conform to the 2003 presentation.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)  Investments

     Net investment income for the years ended December 31 was as follows:

     in thousands                                       2003       2002       2001
     ------------                                     --------   --------   --------
     Fixed maturity securities                        $370,208   $398,491   $411,208
     Equity securities                                  17,615     24,620     29,088
     Mortgage loans                                     61,404     58,791     55,682
     Real estate                                         1,543      1,285      1,672
     Policy loans                                       19,517     19,360     18,257
     Cash equivalents                                    2,216      3,384      7,499
     Private equity investments                          1,853      3,277      3,289
     Other invested assets                               5,357      3,019      1,463
                                                      --------    -------   --------
        Gross investment income                        479,713    512,227    528,158
     Investment expenses                               (13,855)   (13,124)      (823)
                                                      --------   --------   --------
        Total                                         $465,858   $499,103   $527,335
                                                      ========   ========   ========

     Prior to 2002, the Company paid investment expenses to Advantus Capital Management, Inc. (Advantus) which were eliminated through the consolidation process. Effective January 1, 2002, these expenses were not eliminated due to the transfer of Advantus to Securian Financial Group, Inc.

     Net realized investment gains (losses) for the years ended December 31 were as follows:

     in thousands                                       2003        2002       2001
     ------------                                     --------   ---------   --------
     Fixed maturity securities                        $(19,499)  $ (26,162)  $(15,772)
     Equity securities                                  25,572     (64,038)    (1,373)
     Mortgage loans                                       (376)      1,509          1
     Real estate                                         4,490          (1)     3,245
     Private equity investments                        (54,224)    (48,395)    (1,676)
     Other invested assets                              (4,604)        (10)     2,603
                                                      --------   ---------   --------
        Total                                         $(48,641)  $(137,097)  $(12,972)
                                                      ========   =========   ========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

     in thousands                                       2003        2002       2001
     ------------                                     --------   ---------   --------
     Fixed maturity securities, available-for-sale:
        Gross realized gains                          $ 21,560   $  59,802   $ 34,884
        Gross realized losses                          (41,059)    (85,964)   (50,656)
     Equity securities:
        Gross realized gains                            93,634      40,973     81,647
        Gross realized losses                          (68,062)   (105,011)   (83,020)
     Private equity investments:
        Gross realized gains                             3,823       3,525      4,857
        Gross realized losses                          (58,047)    (51,920)    (6,533)

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Net unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

     in thousands                                   2003        2002
     ------------                                ---------   ---------
     Gross unrealized gains                      $ 496,516   $ 461,314
     Gross unrealized losses                       (36,816)   (204,273)
     Adjustment to deferred acquisition costs     (112,006)   (135,368)
     Adjustment to reserves                        (47,221)    (54,290)
     Adjustment to unearned policy and
        contract fees                               17,365      19,507
     Deferred federal income taxes                (104,171)    (28,499)
                                                 ---------   ---------
        Net unrealized gains                     $ 213,667   $  58,391
                                                 =========   =========

     The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

     in thousands                                              Gross Unrealized
     ------------                                 Amortized   ------------------      Fair
     December 31, 2003                              Cost        Gains     Losses      Value
     -----------------                           ----------   --------   -------   ----------
     United States government and
        government agencies and authorities      $   59,674   $     17   $    71   $   59,620
     Foreign governments                              1,467        127        --        1,594
     Corporate securities                         2,637,690    226,145     9,262    2,854,573
     Asset-backed securities                        661,465     16,702     5,404      672,763
     Mortgage-backed securities                   1,287,137     68,816     3,225    1,352,728
                                                 ----------   --------   -------   ----------
        Total fixed maturities                    4,647,433    311,807    17,962    4,941,278
     Equity securities-unaffiliated                 580,495     97,537     1,634      676,398
                                                 ----------   --------   -------   ----------
           Total                                 $5,227,928   $409,344   $19,596   $5,617,676
                                                 ==========   ========   =======   ==========

     in thousands                                               Gross Unrealized
     ------------                                 Amortized   -------------------      Fair
     December 31, 2002                              Cost        Gains     Losses       Value
     -----------------                           ----------   --------   --------   ----------
     United States government and
        Government agencies and authorities      $  201,802   $ 19,153   $     30   $  220,925
     Foreign governments                              1,280         --        439          841
     Corporate securities                         2,457,382    218,541     53,152    2,622,771
     Asset-backed securities                        549,151     26,518      5,650      570,019
     Mortgage-backed securities                   1,292,651     78,406      1,403    1,369,654
                                                 ----------   --------   --------   ----------
        Total fixed maturities                    4,502,266    342,618     60,674    4,784,210
     Equity securities-unaffiliated                 364,673     27,498     57,641      334,530
     Equity securities-affiliated mutual funds      141,753      4,076     18,933      126,896
                                                 ----------   --------   --------   ----------
        Total equity securities                     506,426     31,574     76,574      461,426
                                                 ----------   --------   --------   ----------
           Total                                 $5,008,692   $374,192   $137,248   $5,245,636
                                                 ==========   ========   ========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and fair value of securities on loan by type of investment were as follows:

     in thousands                                             Gross Unrealized
     ------------                                 Amortized   ----------------      Fair
     December 31, 2003                              Cost       Gains    Losses      Value
     -----------------                           ----------   -------   ------   ----------
     United States government and
        government agencies and authorities      $  424,704   $18,276   $   47   $  442,933
     Corporate securities                           323,481    29,123      226      352,378
     Asset-backed securites                          12,529       669       --       13,198
     Mortgage-backed securities                     543,519    10,985    1,885      552,619
                                                 ----------   -------   ------   ----------
        Total fixed maturities                    1,304,233    59,053    2,158    1,361,128
     Equity securities-unaffiliated                  52,100    16,920      249       68,771
                                                 ----------   -------   ------   ----------
           Total                                 $1,356,333   $75,973   $2,407   $1,429,899
                                                 ==========   =======   ======   ==========

     in thousands                                              Gross Unrealized
     ------------                                 Amortized   -----------------      Fair
     December 31, 2002                              Cost       Gains     Losses      Value
     -----------------                           ----------   -------   -------   ----------
     United States government and
        government agencies and authorities      $  258,282   $11,774   $    --   $  270,056
     Corporate securities                           244,319    22,177        --      266,496
     Asset-backed securities                         14,100        --       177       13,923
     Mortgage-backed securities                     619,447    40,275     1,262      658,460
                                                 ----------   -------   -------   ----------
        Total fixed maturities                    1,136,148    74,226     1,439    1,208,935
     Equity securities-unaffiliated                  73,904     6,114     8,680       71,338
                                                 ----------   -------   -------   ----------
           Total                                 $1,210,052   $80,340   $10,119   $1,280,273
                                                 ==========   =======   =======   ==========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     in thousands                                   Available-for-Sale        Securities-on-Loan
     ------------                                -----------------------   -----------------------
                                                  Amortized      Fair       Amortized      Fair
                                                    Cost         Value        Cost         Value
                                                 ----------   ----------   ----------   ----------
     Due in one year or less                     $   95,127   $   98,144   $   98,518   $   99,128
     Due after one year through five years        1,246,524    1,314,233      284,723      294,507
     Due after five years through ten years       1,409,001    1,519,195      285,420      317,139
     Due after ten years                            609,644      656,978       92,053       97,735
                                                 ----------   ----------   ----------   ----------
                                                  3,360,296    3,588,550      760,714      808,509
     Mortgage-backed securities                   1,287,137    1,352,728      543,519      552,619
                                                 ----------   ----------   ----------   ----------
        Total                                    $4,647,433   $4,941,278   $1,304,233   $1,361,128
                                                 ==========   ==========   ==========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     As of December 31, 2003, the Company had certain investments with a reported fair market value lower than the cost of the investment.

                                                                         Unrealized
     in thousands                                Fair Value     Cost       Losses
     ------------                                ----------   --------   ----------
     US government securities
        Less than 12 months                       $ 26,830    $ 26,901     $    71
        Greater than 12 months                          --          --          --
     Corporate securities
        Less than 12 months                        248,946     252,829       3,883
        Greater than 12 months                      71,276      76,655       5,379
     Mortgage- and asset-backed securities
        Less than 12 months                        371,769     376,996       5,227
        Greater than 12 months                      30,697      34,099       3,402
     Equity securities - unaffiliated
        Less than 12 months                         13,817      14,534         717
        Greater than 12 months                      15,350      16,267         917
     Private equity investments
        Less than 12 months                         95,778     124,813      29,035
        Greater than 12 months                       6,905       9,271       2,366

     As of December 31, 2003, the Company had c ertain investments on loan with a reported fair market value lower than the cost of the investment.

                                                                        Unrealized
     in thousands                                Fair Value    Cost       Losses
     ------------                                ----------   -------   ----------
     US government securities
        Less than 12 months                        $ 3,093    $ 3,140     $   47
        Greater than 12 months                          --         --         --
     Corporate securities
        Less than 12 months                         24,081     24,307        226
        Greater than 12 months                          --         --         --
     Mortgage- and asset-backed securities
        Less than 12 months                             --      1,885      1,885
        Greater than 12 months                          --         --         --
     Equity securities - unaffiliated
        Less than 12 months                          3,460      3,709        249
        Greater than 12 months                          --         --         --

     The Company analyzes all investments on a quarterly basis for other than temporary impairment recognition. The Company also considers its ability and intent to hold the investment and whether the investment's fair market value will increase in a reasonable period of time to recover its cost basis. Fixed maturity securities are reviewed on a security by security basis utilizing, but are not limited to, market prices, intent to hold, underlying collateral characteristics, and ability to receive contractual cash flows or remaining book values. The majority of the unrealized losses are interest-related rather than credit-related. All equity securities, including both available-for-sale and private equity, which have been in an unrealized loss position of greater than 20% for longer than six months are analyzed on a security by security basis. Available-for-sale equity securities utilize, but are not limited to, outside independent stock outlooks and the intent to hold the security in the portfolio. Mutual funds are reviewed analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the intent to hold the investment. Private equity investments are reviewed on a fund by fund basis and utilize, but are not limited to, the age of the fund, general partner commentary, and underlying investments within the fund, noting any problem industries or geographic locations.

                                                                       Continued

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2003, one mortgage loan was considered impaired. A write-down of $400,000 was taken on the impaired mortgage loan. At of December 31, 2002, no specific mortgage loans were considered impaired. As of December 31, 2003 and 2002, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. There were no provisions for credit losses or charge-offs in 2003, 2002 or 2001.

     Below is a summary of interest income on impaired mortgage loans.

     in thousands                                 2003   2002   2001
     ------------                                 ----   ----   ----
     Average impaired mortgage loans              $ --   $  1    $--
     Interest income on impaired mortgage
        loans - contractual                        442    166     --
     Interest income on impaired mortgage
        loans - collected                           --     --     --

     At December 31, 2003 and 2002, fixed maturity securities and cash equivalents with a carrying value of $9,568,000 and $14,756,000, respectively, were on deposit with various regulatory authorities as required by law.

(4)  Notes Receivable

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The note bears interest at a rate of 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. In 2002, the loan reached its maximum principal balance of $15,000,000. In 2003, the Company took a write-down on the loan of $5,200,000, consisting of $4,959,000 of accrued interest and $241,000 of principal. The loan continues to accrue interest on the new balance, with payments applied first to accrued interest and then to principal. As of December 31, 2003, the loan balance was $13,791,000. The accrued interest on this loan contingency was $496,000 and $5,469,000, as of December 31, 2003 and 2002, respectively. For the years ended December 31, 2003 and 2002, the Company received principal payments of $968,000 and $0, respectively, and interest payments of $755,000 and $1,694,000, respectively. The loan balance is included in other invested assets, accrued interest is included in accrued investment income, and investment income is included in net investment income.

(5)  Net Finance Receivables

     Finance receivables as of December 31 were as follows:

     in thousands                                   2003       2002
     ------------                                 --------   --------
     Direct installment loans                     $154,155   $144,627
     Retail installment notes                       17,286     15,945
     Retail revolving credit                           108        132
     Accrued interest                                2,632      2,551
                                                  --------   --------
     Gross receivables                             174,181    163,255
     Unearned finance charges                      (39,233)   (35,322)
     Allowance for uncollectible amounts            (7,232)    (6,627)
                                                  --------   --------
        Finance receivables, net                  $127,716   $121,306
                                                  ========   ========

                                                                       Continued

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The direct installment loans, at December 31, 2003 and 2002, consisted of $103,349,000 and $95,368,000, respectively, of discount basis loans, net of unearned finance charges, and $14,552,000 and $16,679,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months; the retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Contractual maturities of the finance receivables by year, as required by the industry audit guide for finance companies, were not readily available at December 31, 2003 and 2002, but experience has shown that such information is not significant in that a substantial portion of receivables will be renewed, converted, or paid in full prior to maturity.

     During the years ended December 31, 2003 and 2002, principal cash collections of direct installment loans were $52,705,000 and $53,469,000, respectively, and the percentages of these cash collections to average net balances were 48% and 49%, respectively. Retail installment notes' principal cash collections were $21,597,000 and $22,344,000, respectively and the percentages of these cash collections to average net balances were 164% for both 2003 and 2002.

     The ratio for the allowance for losses to net outstanding receivables balances at December 31, 2003 and 2002 was 5.4% and 5.2%, respectively.

     Changes in the allowance for losses for the periods ended December 31 were as follows:

     in thousands                                 2003       2002       2001
     ------------                               --------   --------   --------
     Balance at beginning of year               $  6,627   $  5,846   $  6,336
     Provision for credit losses                   8,014      8,029      6,924
     Allowance applicable to bulk purchase            --          4         19
     Charge-offs                                 (10,262)   (10,292)   (10,302)
     Recoveries                                    2,853      3,040      2,869
                                                --------   --------   --------
     Balance at end of year                     $  7,232   $  6,627   $  5,846
                                                ========   ========   ========

     At December 31, 2003, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 2003 and the related allowance for credit losses were as follows:

                                                Installment   Revolving
     in thousands                                  Loans       Credit     Total
     ------------                               -----------   ---------   -----
     Balances at December 31, 2003                 $374          54        $428
     Related allowance for credit losses           $122          54        $176

     All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 2003. The average quarterly balance of impaired loans during the years ended December 31, 2003 and 2002, was $515,000 and $1,038,000 for installment basis loans and $54,000 and $59,000 for revolving credit loans, respectively.

     There were no material commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2003.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2003 and 2002 was $14,625,000 and $15,401,000, respectively.

                                                                       Continued

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6)  Income Taxes

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

     in thousands                                    2003      2002       2001
     ------------                                  -------   --------   -------
     Computed tax expense (benefit)                $20,754   $ (5,852)  $31,253
     Difference between computed and actual
        tax expense:
        Dividends received deduction                (5,032)    (8,539)   (7,606)
        Foundation gain                                 --         --      (580)
        Tax credits                                 (1,200)    (1,300)   (1,300)
        Expense adjustments and other                  331     (4,785)   (2,902)
                                                   -------   --------   -------
           Total tax expense (benefit)             $14,853   $(20,476)  $18,865
                                                   =======   ========   =======

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

     in thousands                                    2003       2002
     ------------                                  --------   --------
     Deferred tax assets:
        Policyholder liabilities                   $ 18,565   $ 21,290
        Pension and post retirement benefits         35,330     31,270
        Tax deferred policy acquisition costs       103,556     98,261
        Deferred gain on individual disability
           coinsurance                               17,874     19,300
        Net realized capital losses                  56,592     45,365
        Ceding commissions                            8,611      3,247
        Other                                        11,232     11,303
                                                   --------   --------
           Gross deferred tax assets                251,760    230,036
                                                   --------   --------

     Deferred tax liabilities:
        Deferred policy acquisition costs           173,739    154,122
        Premiums                                     19,246     15,790
        Real estate and property and equipment
         depreciation                                 9,056      7,688
        Basis difference on investments              21,734     22,017
        Net unrealized capital gains                154,633     89,504
        Other                                        12,316      9,021
                                                   --------   --------
           Gross deferred tax liabilities           390,724    298,142
                                                   --------   --------
              Net deferred tax liability           $138,964   $ 68,106
                                                   ========   ========

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2003 and 2002 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid for the years ended December 31, 2003, 2002, and 2001, were $3,588,000, $20,066,000 and $34,493,000, respectively.

     The Company's tax returns for 2001 and 2002 will be under examination by the Internal Revenue Service (IRS) beginning 2004. The Company believes that any additional taxes refunded or assessed as a result of this examination will not have a material effect on its financial position.

                                                                       Continued

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) Liability for Unpaid Accident and Health Claims, Reserve for Losses, and Claim and Loss Adjustment Expenses

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

     in thousands                                  2003       2002       2001
     ------------                                --------   --------   --------
     Balance at January 1                        $536,604   $518,209   $480,650
        Less: reinsurance recoverable             449,212    433,323    404,357
                                                 --------   --------   --------
     Net balance at January 1                      87,392     84,886     76,293
                                                 --------   --------   --------
     Incurred related to:
        Current year                               60,927     65,692     65,370
        Prior years                                  (526)     4,839     (2,577)
                                                 --------   --------   --------
     Total incurred                                60,401     70,531     62,793
                                                 --------   --------   --------
     Paid related to:
        Current year                               24,849     27,436     25,925
        Prior years                                40,209     40,589     28,275
                                                 --------   --------   --------
     Total paid                                    65,058     68,025     54,200
                                                 --------   --------   --------
     Net balance at December 31                    82,735     87,392     84,886
        Plus: reinsurance recoverable             471,425    449,212    433,323
                                                 --------   --------   --------
     Balance at December 31                      $554,160   $536,604   $518,209
                                                 ========   ========   ========

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred decreased by $526,000 in 2003, increased by $4,839,000 in 2002, and decreased by $2,577,000 in 2001, which includes the amortization of discount on individual accident and health claim reserves of $153,000, $331,000, and $430,000 in 2003, 2002, and 2001, respectively.
     The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(8)  Employee Benefit Plans

     Pension Plans and Post Retirement Plans Other than Pensions

     The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly equity securities and fixed maturity securities, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations.

     The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

     The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                    Pension Benefits        Other Benefits
                                                 ---------------------   -------------------
     in thousands                                   2003        2002       2003       2002
     ------------                                ---------   ---------   --------   --------
     Change in benefit obligation:
     Benefit obligation at beginning of year     $ 275,112   $ 242,192   $ 52,719   $ 36,744
     Liability transfer to parent                       --          --         --       (886)
     Service cost                                   12,871      11,937      2,589      1,871
     Interest cost                                  18,718      17,690      3,516      2,780
     Actuarial (gain) loss                          30,707       9,239       (994)    13,391
     Benefits paid                                  (6,532)     (5,946)    (1,076)    (1,181)
                                                 ---------   ---------   --------   --------
     Benefit obligation at end of year           $ 330,876   $ 275,112   $ 56,754   $ 52,719
                                                 =========   =========   ========   ========

     Change in plan assets:
     Fair value of plan assets at beginning
        of year                                  $ 160,852   $ 158,096   $     --   $     --
     Actual return on plan assets                   24,046     (11,399)        --         --
     Employer contribution                          14,467      20,101      1,076      1,181
     Benefits paid                                  (6,532)     (5,946)    (1,076)    (1,181)
                                                 ---------   ---------   --------   --------
     Fair value of plan assets at end of year    $ 192,833   $ 160,852   $     --   $     --
                                                 =========   =========   ========   ========

     Funded status                               $(138,043)  $(114,260)  $(56,755)  $(52,719)
     Unrecognized net actuarial loss               101,461      82,353      5,943      7,037
     Unrecognized prior service cost (benefit)       4,908       5,862       (526)    (1,051)
                                                 ---------   ---------   --------   --------
     Net amount recognized                       $ (31,674)  $ (26,045)  $(51,338)  $(46,733)
                                                 =========   =========   ========   ========

     Amounts recognized in the consolidated
        balance sheets consist of:
     Accrued benefit cost                        $ (35,586)  $ (31,319)  $(51,338)  $(46,733)
     Intangible asset                                3,892       5,274         --         --
     Accumulated other comprehensive income             20          --         --         --
                                                 ---------   ---------   --------   --------
     Net amount recognized                       $ (31,674)  $ (26,045)  $(51,338)  $(46,733)
                                                 =========   =========   ========   ========

     Weighted average assumptions as of
        December 31
     Discount rate                                    6.25%       7.00%      6.25%      7.00%
     Expected return on plan assets                   7.79%       8.16%        --         --
     Rate of compensation increase                    5.97%       5.97%        --         --

                                                                     (Continued)

           MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

     For measurement purposes, a 10.0% and 11.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 and 2002, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     Components of net periodic benefit cost

                                                        Pension Benefits               Other Benefits
                                                 ------------------------------   ------------------------
     in thousands                                  2003       2002       2001      2003     2002     2001
     ------------                                --------   --------   --------   ------   ------   ------
     Service cost                                $ 12,871   $ 11,937   $  9,031   $2,589   $1,871   $1,342
     Interest cost                                 18,718     17,690     16,222    3,516    2,780    2,357
     Expected return on plan assets               (14,730)   (15,883)   (14,256)      --       --       --
     Amortization of prior service
        cost (benefit)                                954        954        954     (526)    (526)    (513)
     Recognized net actuarial loss (gain)           2,283        656        321      101      (88)    (597)
                                                 --------   --------   --------   ------   ------   ------
     Net periodic benefit cost                   $ 20,096   $ 15,354   $ 12,272   $5,680   $4,037   $2,589
                                                 ========   ========   ========   ======   ======   ======

     The Company recorded an additional minimum liability of $3,912,000 and $5,274,000 as of December 31, 2003, and 2002, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair market value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $3,892,000 and $5,274,000 at December 31, 2003, and 2002, respectively, is included in other assets in the consolidated balance sheets.

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $321,240,000, $217,525,000, and $185,266,000, respectively, as of December 31, 2003, and $267,263,000,
     $179,734,000 and $154,031,000, respectively, as of December 31, 2002.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2003 and 2002. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2003 by $21,199,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2003 by $2,540,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the postretirement benefit obligation as of December 31, 2003 by $16,529,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2003 by $1,920,000.

     Profit Sharing Plans

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2003, 2002, and 2001 of $6,924,000, $3,899,000 and $4,563,000, respectively. Participants may elect to receive a portion of their contributions in cash.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(9)  Reinsurance

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

     in thousands                                 2003        2002       2001
     ------------                              ----------   --------   --------
     Direct premiums                           $  887,189   $807,116   $761,877
     Reinsurance assumed                          225,288    181,473    140,303
     Reinsurance ceded                           (107,200)   (88,515)  (108,823)
                                               ----------   --------   --------
        Net premiums                           $1,005,277   $900,074   $793,357
                                               ==========   ========   ========

     Reinsurance recoveries on ceded reinsurance contracts were $103,839,000, $103,979,000 and $95,136,000 during 2003, 2002, and 2001, respectively.

     During September 2003, the Company entered into a written agreement with Pan-American Life Insurance Company whereby 401(k) accounts representing 865 contracts with associated fixed and variable assets of approximately $488,174,000 were transferred to separate accounts and approximately $85,366,000 were transferred to the general account, effective November 17, 2003. The amounts pertaining to reinsurance assumed and coinsurance agreements are $55,236,000 and $518,305,000, respectively.

     On January 12, 2001, the Company entered into a written agreement with First Allmerica Financial Life Insurance Company whereby 401(k) accounts representing approximately 370 contracts with associated fixed and variable assets of approximately $364,600,000 were transferred to separate accounts and approximately $31,600,000 were transferred to the general account, effective July 2, 2001.

(10) Fair Value of Financial Instruments

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2003 and 2002. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. The carrying amounts for policy loans, cash, cash equivalents, and finance receivables approximate the assets' fair values.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The interest rates on the finance receivables outstanding as of December 31, 2003 and 2002, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2003 and 2002, approximate the fair value for those respective dates.

     The fair values of deferred annuities, annuity certain contracts and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2003 and 2002 as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued. Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                    2003                        2002
                                         -------------------------   -------------------------
                                           Carrying        Fair        Carrying        Fair
     in thousands                           Amount        Value         Amount        Value
     ------------                        -----------   -----------   -----------   -----------
     Fixed maturity securities
        Available-for-sale               $ 4,941,278   $ 4,941,278   $ 4,784,210   $ 4,784,210
     Equity securities                       676,398       676,398       461,426       461,426
     Fixed maturity securities on loan     1,361,128     1,361,128     1,208,935     1,208,935
     Equity securities on loan                68,771        68,771        71,338        71,338
     Commercial mortgage loans               773,479       868,556       767,944       852,251
     Policy loans                            263,508       263,508       259,531       259,531
     Cash and cash equivalents             1,688,883     1,688,883     1,485,148     1,485,148
     Finance receivables, net                127,716       127,716       121,306       121,306
     Private equity investments              222,200       222,200       226,098       226,098
     Separate account assets               8,854,022     8,854,022     6,684,280     6,684,280
     Other assets                            114,809       114,809        14,093        14,093
                                         -----------   -----------   -----------   -----------
        Total financial assets           $19,092,192   $19,187,269   $16,084,309   $16,168,616
                                         ===========   ===========   ===========   ===========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

        Notes to Consolidated Financial Statements(Unaudited)(Contiuned)

(10) Fair Value of Financial Instruments (Continued)

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                                    2003                        2002
                                         -------------------------   -------------------------
                                           Carrying       Fair         Carrying       Fair
     in thousands                           Amount        Value         Amount        Value
     ------------                        -----------   -----------   -----------   -----------
     Deferred annuities                  $ 1,831,790   $ 1,835,924   $ 1,712,482   $ 1,711,913
     Annuity certain contracts                62,144        65,858        62,231        64,146
     Other fund deposits                   1,121,288     1,130,236     1,006,327     1,011,822
     Supplementary contracts without
        life contingencies                    42,068        42,068        50,955        51,137
     Notes payable                           125,000       126,935       137,000       139,476
     Separate account liabilities          8,809,077     8,809,077     6,646,646     6,646,646
     Securities lending collateral         1,466,354     1,466,354     1,307,146     1,307,146
                                         -----------   -----------   -----------   -----------
        Total financial liabilities      $13,457,721   $13,476,452   $10,922,787   $10,932,286
                                         ===========   ===========   ===========   ===========

(11) Related Party Transactions

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $11,379,000 and $10,866,000 during 2003 and 2002, respectively. As of December 31, 2003 and 2002, the amount due to Advantus under these agreements was $3,527,000 and $3,238,000, respectively.

     The Company also has an agreement with Securian Financial Services, Inc.
     (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $3,448,000 and $3,539,000 for the years ended December 31, 2003 and 2002, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2003 and 2002, the amount payable to the Company was $9,219,000 and $12,363,000, respectively. The amount of expenses incurred as of December 31, 2003, 2002, and 2001 were $45,448,000, $49,205,000 and $14,529,000 respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2003 and 2002. No claims were paid during 2003 and 2002. As of December 31, 2003 and 2002, reserves held under this policy were $6,841,000 and $3,734,000, respectively.

(12) Notes Payable

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). The approved accrued interest was $3,008,000 as of December 31, 2003 and 2002. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

        Notes to Consolidated Financial Statements(Unaudited)(Contiuned)

(12) Notes Payable (Continued)

     Notes payable as of December 31 were as follows:

     in thousands                                       2003       2002
     ------------                                     --------   --------
     Corporate-surplus notes, 8.25%, 2025             $125,000   $125,000
     Consumer finance subsidiary-senior,
        6.90%-7.06%, through 2003                           --     12,000
                                                      --------   --------
        Total notes payable                           $125,000   $137,000
                                                      ========   ========

     At December 31, 2003, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2004, $0; 2005, $0; 2006, $0; 2007, $0; 2008, $0; thereafter $125,000,000.

     The Company maintains a line of credit, which is drawn down periodically throughout the year. As of December 31, 2003 and 2002, the outstanding balance of this line of credit was zero.

     Interest paid on debt for the years ended December 31, 2003, 2002 and 2001, was $11,180,000, $12,579,000 and $15,252,000, respectively.

(13) Other Comprehensive Income

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and deferred policy acquisition cost adjustments.

     The components of comprehensive income (loss), other than net income are illustrated below:


     in thousands                                       2003       2002        2001
     ------------                                     --------   --------   ---------
     Other comprehensive income (loss), before tax:
        Unrealized gains (loss)  on securities        $154,508   $(74,150)  $(202,783)
           Reclassification adjustment for
              gains included in net income              48,151    138,595      18,821
        Adjustment to unearned policy and contract
           fees                                         (2,142)    13,074       6,433
        Adjustment to reserves                           7,069    (54,290)         --
        Adjustment to deferred policy acquisition
           costs                                        23,362    (93,375)    (41,993)
                                                      --------   --------   ---------
                                                       230,948    (70,146)   (219,522)
        Income tax expense related to items of
           other comprehensive income                  (75,672)    25,248      75,386
                                                      --------   --------   ---------
        Other comprehensive income (loss), net of
           tax                                        $155,276   $(44,898)  $(144,136)
                                                      ========   ========   =========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

        Notes to Consolidated Financial Statements(Unaudited)(Contiuned)

(14) Stock Dividends

     During 2003, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $22,000,000. These dividends were in the form of cash. Additionally, the Company declared and paid a dividend representing the affiliated stock of Securian Life Insurance Company in the amount of $14,033,000. During 2002, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $29,500,000. These dividends were in the form of cash. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Securian Casualty Company. The amount of the transfer, on January 2, 2003, of Securian Casualty Company was $8,398,000. During 2001, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $12,372,000. These dividends were in the form of securities and the transfer of ownership of a corporate-owned life insurance policy. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Advantus Capital Management, Inc. The amount of the transfer, on January 2, 2002, of Advantus Capital Management, Inc. was $48,748,000.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2003 statutory results, the maximum amount available for the payment of dividends during 2004 by Minnesota Life Insurance Company without prior regulatory approval is $116,875,000 after January 1, 2004.

(15) Legal Proceedings

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company. Total expenses related to litigation or legal proceedings were $1,361,000, $1,249,000 and $39,654,000 in 2003, 2002 and 2001, respectively.

(16) Commitments and Contingencies

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of these TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets. As of December 31, 2003 and 2002, these securities were reported at $110,894,000 and $6,523,000, respectively.

     The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $29,165,000 and $50,325,000 as of December 31, 2003 and 2002, respectively. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $151,117,000 as of December 31, 2003. The Company estimates that $50,000,000 of these commitments will be invested in 2004, with the remaining $101,117,000 invested over the next four years.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

        Notes to Consolidated Financial Statements(Unaudited)(Contiuned)

(16) Commitments and Contingencies (Continued)

     As of December 31, 2003, the Company had committed to purchase mortgage loans totaling $20,600,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2004, $11,267,000; 2005, $11,267,000; 2006, $11,267,000; 2007, $11,267,000;
     2008, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2004, $757,000; 2005, $770,000; 2006, $643,000; 2007, $666,000; 2008, $636,000.
     Lease expense net of sub-lease income for the years ended December 31, 2003, 2002 and 2001 was $8,705,000, $8,740,000 and $9,662,000,
     respectively.

     At December 31, 2003, the Company had guaranteed the payment of $79,600,000 in policyholder dividends and discretionary amounts payable in 2004. The Company has pledged bonds, valued at $84,719,000 to secure this guarantee.

     The Company in conjunction with Securian Holding Company, the parent company of Securian Financial Group, has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and revocable by the parties to the agreement and under certain other conditions. The Company has recorded no impact to the financial condition of the Company relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2003 and 2002 the amount was immaterial to the financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,913,000 and $2,377,000 for the periods ending December 31, 2003 and 2002, respectively. These assets are being amortized over a five-year period.

     The Company has provided guarantees to certain states to provide additional capital contributions to affiliated insurance companies to maintain capital and surplus amounts at the greater of financial admission requirements and risk-based capital requirements.

(17) Statutory Financial Data

     The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners (NAIC) and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

        Notes to Consolidated Financial Statements(Unaudited)(Contiuned)

(17) Statutory Financial Data (Continued)

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                     Year ended December
                                                   -----------------------
     in thousands                                     2003          2002
     ------------                                  ----------   ----------
     Statutory capital and surplus                 $1,168,753   $  961,239
     Adjustments:
        Deferred policy acquisition costs             636,179      570,264
        Net unrealized investment gains               351,806      368,495
        Adjustment to reserves                        (47,221)     (54,290)
        Statutory asset valuation reserve             205,298      251,505
        Statutory interest maintenance reserve         14,181       12,731
        Premiums and fees deferred or receivable      (35,687)     (48,756)
        Change in reserve basis                       124,117      121,770
        Deferred reinsurance gain                     (51,070)     (55,143)
        Separate accounts                             (30,847)     (28,214)
        Unearned policy and contract fees            (138,449)    (128,690)
        Surplus notes                                (125,000)    (125,000)
        Net deferred income taxes                    (338,228)    (324,356)
        Pension benefit liabilities                   (30,907)     (18,533)
        Non-admitted assets                           250,105      280,851
        Policyholder dividends                         62,497       64,659
        Other                                           1,425        4,732
                                                   ----------   ----------
     Stockholder's equity as reported in the
        accompanying consolidated financial
        statements                                 $2,016,952   $1,853,264
                                                   ==========   ==========

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                          As of December 31
                                                   -----------------------------
     in thousands                                    2003      2002       2001
     ------------                                  -------   --------   --------
     Statutory net income (loss)                   $11,639   $ (9,814)  $ 47,505
     Adjustments:
        Deferred policy acquisition costs           42,482    (19,156)    13,716
        Statutory interest maintenance reserve       1,450      5,470     (1,138)
        Premiums and fees deferred or receivable    13,817      1,611    (10,213)
        Change in reserve basis                       (746)    (2,797)    (2,180)
        Separate accounts                           (2,162)    10,913      9,971
        Deferred reinsurance gain                   (3,409)   (12,847)    (2,394)
        Unearned policy and contract fees           (7,617)     1,600     (1,845)
        Realized gains (losses)                     (5,642)   (10,012)     1,586
        Net deferred income taxes                    4,268     23,524      3,928
        Policyholder dividends                      (2,162)    (1,168)      (714)
        Pension benefits                              (682)     7,472     16,605
        Other                                       (6,791)     8,960     (4,399)
                                                   -------   --------   --------
     Net income as reported in the accompanying
        consolidated financial statements          $44,445   $  3,756   $ 70,428
                                                   =======   ========   ========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 Schedule I - Summary of Investments - Other than Investments in Related Parties
                                   (Unaudited)
                                December 31, 2003
                                 (In thousands)

                                                                               As shown
                                                                                on the
                                                                Market       consolidated
                                                   Cost(3)       Value     balance sheet(1)
                                                 ----------   ----------   ----------------
Type of investment

Fixed maturity securities
   United States government and government
      agencies and authorities                   $   59,674   $   59,620      $   59,620
   Foreign governments                                1,467        1,594           1,594
   Public utilities                                 322,562      349,134         349,134
   Asset-backed securities                          661,465      672,763         672,763
   Mortgage-backed securities                     1,287,137    1,352,728       1,352,728
   All other corporate fixed maturity
      securities                                  2,315,127    2,505,439       2,505,439
                                                 ----------   ----------      ----------
      Total fixed maturity securities             4,647,432    4,941,278       4,941,278
                                                 ----------   ----------      ----------
Equity securities:
   Common stocks:
      Public utilities                                3,059        3,398           3,398
      Banks, trusts and insurance companies         114,265      135,660         135,660
      Industrial, miscellaneous and all other       454,543      528,674         528,674
   Nonredeemable preferred stocks                     8,628        8,666           8,666
                                                 ----------   ----------      ----------
      Total equity securities                       580,495      676,398         676,398
                                                 ----------   ----------      ----------
Mortgage loans on real estate                       773,479       xxxxxx         773,479
Real estate(2)                                        1,830       xxxxxx           1,830
Policy loans                                        263,508       xxxxxx         263,508
Other investments                                   297,436       xxxxxx         297,436
Private equity investments                          236,197       xxxxxx         222,200
Fixed maturity securities on loan                 1,304,233       xxxxxx       1,361,128
Equity securities on loan                            52,100       xxxxxx          68,771
                                                 ----------   ----------      ----------
      Total                                       2,928,783           --       2,988,352
                                                 ----------   ----------      ----------
Total investments                                $8,156,710   $5,617,676      $8,606,028
                                                 ==========   ==========      ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities and other investments

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         Schedule III - Supplementary Insurance Information (Unaudited)
                                 (In thousands)

                                                                      As of December 31,
                                                 -----------------------------------------------------------
                                                                Future policy
                                                   Deferred       benefits                      Other policy
                                                    policy     losses, claims                    claims and
                                                 acquisition    and settlement     Unearned       benefits
                   Segment                          costs        expenses (1)    premiums (2)      payable
----------------------------------------------   -----------   ---------------   ------------   ------------
2003:
   Life insurance                                  $464,087       $2,690,654       $168,868       $140,799
   Accident and
      health insurance                               70,299          663,495         30,871         19,775
   Annuity                                          102,089        3,386,782             28            113
                                                   --------       ----------       --------       --------
                                                   $636,475       $6,740,931       $199,767       $160,687
                                                   ========       ==========       ========       ========
2002:
   Life insurance                                  $421,265       $2,605,553       $156,832       $111,576
   Accident and
      health insurance                               78,588          638,288         34,418         19,349
   Annuity                                           70,885        3,155,822             27            196
   Property and
      liability insurance                                --               25             --             --
                                                   --------       ----------       --------       --------
                                                   $570,738       $6,399,688       $191,277       $131,121
                                                   ========       ==========       ========       ========
2001:
   Life insurance                                  $498,233       $2,563,749       $171,174       $113,351
   Accident and
      health insurance                               87,059          615,020         38,052         19,103
   Annuity                                           98,047        2,942,241             29          1,466
   Property and
      liability insurance                                --               38             --             --
                                                   --------       ----------       --------       --------
                                                   $683,339       $6,121,048       $209,255       $133,920
                                                   ========       ==========       ========       ========

                                                                             For the years ended December 31,
                                                 ----------------------------------------------------------------------------------
                                                                                             Amortization
                                                                               Benefits,      of deferred
                                                                  Net       claims, losses      policy        Other
                                                   Premium     investment   and settlement    acquisition   operating    Premiums
                   Segment                       revenue (3)     income      expenses (5)        costs       expenses   written (4)
----------------------------------------------   -----------   ----------   --------------   ------------   ---------   -----------
2003:
   Life insurance                                 $1,122,503    $240,777      $1,024,443       $127,528      $358,477       $--
   Accident and
      health insurance                               131,057      10,711          57,919         19,214        81,840        --
   Annuity                                           103,386     214,370         198,077         19,396       108,962        --
                                                  ----------    --------      ----------       --------      --------       ---
                                                  $1,356,946    $465,858      $1,280,439       $166,138      $549,279       $--
                                                  ==========    ========      ==========       ========      ========       ===
2002:
   Life insurance                                 $1,009,836    $260,686      $  883,852       $147,235      $347,838       $--
   Accident and
      health insurance                               131,835      12,494          60,459         20,511        98,679        --
   Annuity                                           106,807     225,704         213,817         20,916        88,540        --
   Property and
      liability insurance                                 --         219             (18)            --            40        --
                                                  ----------    --------      ----------       --------      --------       ---
                                                  $1,248,478    $499,103      $1,158,110       $188,662      $535,097       $--
                                                  ==========    ========      ==========       ========      ========       ===
2001:
   Life insurance                                 $ 918,901     $288,841      $  817,054       $136,512      $463,715       $--
   Accident and
      health insurance                               136,637      12,823          53,611         13,170       106,770        --
   Annuity                                            92,192     225,200         193,772         21,898        90,793        --
   Property and
      liability insurance                                 --         471             (19)            --           204        --
                                                  ----------    --------      ----------       --------      --------       ---
                                                  $1,147,730    $527,335      $1,064,418       $171,580      $661,482       $--
                                                  ==========    ========      ==========       ========      ========       ===

(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance
(5) Includes policyholder dividends

See independent auditor's report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      Schedule IV - Reinsurance (Unaudited)
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                                                                            Percentage
                                                                  Ceded to    Assumed from                   of amount
                                                    Gross          other          other           Net         assumed
                                                    amount       companies      companies       amount        to net
                                                 ------------   -----------   ------------   ------------   ----------
2003: Life insurance in force                    $302,107,783   $38,521,130    $90,958,405   $354,545,058      25.7%
                                                 ============   ===========    ===========   ============
   Premiums:
      Life insurance                             $    657,074   $    34,690    $   221,237   $    843,621      26.2%
      Accident and health insurance                   199,512        69,164            705        131,053       0.5%
      Annuity                                          30,603            --             --         30,603        --
                                                 ------------   -----------    -----------   ------------
         Total premiums                          $    887,189   $   103,854    $   221,942   $  1,005,277      22.1%
                                                 ============   ===========    ===========   ============
2002: Life insurance in force                    $266,335,791   $35,836,486    $76,101,905   $306,601,210      24.8%
                                                 ============   ===========    ===========   ============
   Premiums:
      Life insurance                             $    566,342   $    25,262    $   180,539   $    721,619      25.0%
      Accident and health insurance                   200,610        74,838            934        126,706       0.7%
      Annuity                                          40,164            --             --         40,164        --
                                                 ------------   -----------    -----------   ------------
         Total premiums                          $    807,116   $   100,100    $   181,473   $    888,489      20.4%
                                                 ============   ===========    ===========   ============
2001: Life insurance in force                    $233,303,591   $28,244,100    $63,354,138   $268,413,629      23.6%
                                                 ============   ===========    ===========   ============
   Premiums:
      Life insurance                             $    530,352   $    30,128    $   138,774   $    638,998      21.7%
      Accident and health insurance                   208,520        78,212          1,047        131,355       0.8%
      Annuity                                          23,004            --             --         23,004        --
      Property and liability insurance                      1           483            482             --        --
                                                 ------------   -----------    -----------   ------------
         Total premiums                          $    761,877   $   108,823    $   140,303   $    793,357      17.7%
                                                 ============   ===========    ===========   ============

See independent auditor's report.

                           INDEPENDENT AUDITORS' REPORT




The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Life Account:

We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities, Templeton Developing Markets Securities, Templeton Global Asset Allocation, Franklin Small-Cap, Fidelity VIP Mid-Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Janus Aspen Capital Appreciation, Janus Aspen International Growth and Credit Suisse Global Post-Venture Capital Segregated Sub Accounts of Minnesota Life Variable Life Account as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2002 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities, Templeton Developing Markets Securities, Templeton Global Asset Allocation, Franklin Small-Cap, Fidelity VIP Mid-Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Janus Aspen Capital Appreciation, Janus Aspen International Growth and Credit Suisse Global Post-Venture Capital Segregated Sub-Accounts of Minnesota Life Variable Life Account at December 31, 2002, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Minneapolis, Minnesota
March 7, 2003

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                                     -----------------------------------------
                                                                                                                       MONEY
                                ASSETS                                                    GROWTH          BOND        MARKET
                                                                                          ------          ----        ------
Investments in shares of Advantus Series Fund, Inc.:
   Growth Portfolio, 60,072,931 shares at net asset value
       of $1.17 per share (cost $119,157,590) ...................................    $70,296,942             --            --
   Bond Portfolio, 45,423,990 shares at net asset value
       of $1.30 per share (cost $55,620,533) ....................................             --     59,156,158            --
   Money Market Portfolio, 25,130,135 shares at net asset value
       of $1.00 per share (cost $25,130,135) ....................................             --             --    25,130,135
   Asset Allocation Portfolio, 94,036,756 shares at net asset value
       of $1.32 per share (cost $164,301,863) ...................................             --             --            --
   Mortgage Securities Portfolio, 34,070,818 shares at net asset value
       of $1.29 per share (cost $41,544,958) ....................................             --             --            --
   Index 500 Portfolio, 60,923,069 shares at net asset value
       of $2.70 per share (cost $207,245,314) ...................................             --             --            --
   Capital Appreciation Portfolio, 63,737,638 shares at net asset value
       of $1.09 per share (cost $134,001,850) ...................................             --             --            --
   International Stock Portfolio, 78,014,101 shares at net asset value
       of $1.10 per share (cost $114,359,569) ...................................             --             --            --
   Small Company Growth Portfolio, 85,871,919 shares at net asset value
       of $0.66 per share (cost $94,829,595) ....................................             --             --            --
                                                                                     -----------    -----------   -----------

                                                                                      70,296,942     59,156,158    25,130,135

Receivable from Minnesota Life for policy purchase
   payments .....................................................................         50,703         69,063       307,601
Receivable for investments
   sold .........................................................................         64,397         35,590        38,164
                                                                                     -----------    -----------   -----------

       Total Assets .............................................................     70,412,042     59,260,811    25,475,900
                                                                                     -----------    -----------   -----------


                                  LIABILITIES

 Payable to Minnesota Life for policy withdrawals and
   mortality and expense charges ................................................         64,397         35,590        38,164
 Payable for investments
   purchased ....................................................................         50,703         69,063       307,601
                                                                                     -----------    -----------   -----------

       Total Liabilities ........................................................        115,100        104,653       345,765
                                                                                     -----------    -----------   -----------

 NET ASSETS APPLICABLE TO POLICY OWNERS .........................................    $70,296,942     59,156,158    25,130,135
                                                                                     ===========    ===========   ===========

 UNITS OUTSTANDING ..............................................................     28,302,364     20,565,466    12,693,008
                                                                                     ===========    ===========   ===========

 NET ASSET VALUE PER UNIT .......................................................    $      2.48           2.88          1.98
                                                                                     ===========    ===========   ===========


                                                                                                SEGREGATED SUB-ACCOUNTS
                                                                                       -----------------------------------------
                                                                                         ASSET         MORTGAGE         INDEX
                                ASSETS                                                 ALLOCATION     SECURITIES         500
                                                                                       ----------     ----------         ---
Investments in shares of Advantus Series Fund, Inc.:
   Growth Portfolio, 60,072,931 shares at net asset value
       of $1.17 per share (cost $119,157,590) ...................................               --             --             --
   Bond Portfolio, 45,423,990 shares at net asset value
       of $1.30 per share (cost $55,620,533) ....................................               --             --             --
   Money Market Portfolio, 25,130,135 shares at net asset value
       of $1.00 per share (cost $25,130,135) ....................................               --             --             --
   Asset Allocation Portfolio, 94,036,756 shares at net asset value
       of $1.32 per share (cost $164,301,863) ...................................      124,438,389             --             --
   Mortgage Securities Portfolio, 34,070,818 shares at net asset value
       of $1.29 per share (cost $41,544,958) ....................................               --     43,878,832             --
   Index 500 Portfolio, 60,923,069 shares at net asset value
       of $2.70 per share (cost $207,245,314) ...................................               --             --    164,331,526
   Capital Appreciation Portfolio, 63,737,638 shares at net asset value
       of $1.09 per share (cost $134,001,850) ...................................               --             --             --
   International Stock Portfolio, 78,014,101 shares at net asset value
       of $1.10 per share (cost $114,359,569) ...................................               --             --             --
   Small Company Growth Portfolio, 85,871,919 shares at net asset value
       of $0.66 per share (cost $94,829,595) ....................................               --             --             --
                                                                                       -----------    -----------    -----------

                                                                                       124,438,389     43,878,832    164,331,526

Receivable from Minnesota Life for policy purchase
   payments .....................................................................           44,481        122,725        208,593
Receivable for investments
   sold .........................................................................           62,579         23,235        141,400
                                                                                       -----------    -----------    -----------

       Total Assets .............................................................      124,545,449     44,024,792    164,681,519
                                                                                       -----------    -----------    -----------


                                  LIABILITIES

 Payable to Minnesota Life for policy withdrawals and
   mortality and expense charges ................................................           62,579         23,235        141,400
 Payable for investments
   purchased ....................................................................           44,481        122,725        208,593
                                                                                       -----------    -----------    -----------

       Total Liabilities ........................................................          107,060        145,960        349,993
                                                                                       -----------    -----------    -----------

 NET ASSETS APPLICABLE TO POLICY OWNERS .........................................      124,438,389     43,878,832    164,331,526
                                                                                       ===========    ===========    ===========

 UNITS OUTSTANDING ..............................................................       43,396,953     13,407,079     45,940,654
                                                                                       ===========    ===========    ===========

 NET ASSET VALUE PER UNIT .......................................................             2.87           3.27           3.58
                                                                                       ===========    ===========    ===========




                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                    ------------------------------------------
                                                                                                                        SMALL
                                                                                      CAPITAL      INTERNATIONAL       COMPANY
                                ASSETS                                              APPRECIATION        STOCK           GROWTH
                                                                                    ------------   -------------        ------
Investments in shares of Advantus Series Fund, Inc.:
   Growth Portfolio, 60,072,931 shares at net asset value
       of $1.17 per share (cost $119,157,590) ..................................             --              --              --
   Bond Portfolio, 45,423,990 shares at net asset value
       of $1.30 per share (cost $55,620,533) ...................................             --              --              --
   Money Market Portfolio, 25,130,135 shares at net asset value
       of $1.00 per share (cost $25,130,135) ...................................             --              --              --
   Asset Allocation Portfolio, 94,036,756 shares at net asset value
       of $1.32 per share (cost $164,301,863) ..................................             --              --              --
   Mortgage Securities Portfolio, 34,070,818 shares at net asset value
       of $1.29 per share (cost $41,544,958) ...................................             --              --              --
   Index 500 Portfolio, 60,923,069 shares at net asset value
       of $2.70 per share (cost $207,245,314) ..................................             --              --              --
   Capital Appreciation Portfolio, 63,737,638 shares at net asset value
       of $1.09 per share (cost $134,001,850) ..................................     69,727,380              --              --
   International Stock Portfolio, 78,014,101 shares at net asset value
       of $1.10 per share (cost $114,359,569) ..................................             --      85,738,006              --
   Small Company Growth Portfolio, 85,871,919 shares at net asset value
       of $0.66 per share (cost $94,829,595) ...................................             --              --      56,725,839
                                                                                     ----------      ----------      ----------

                                                                                     69,727,380      85,738,006      56,725,839

Receivable from Minnesota Life for policy purchase
   payments ....................................................................         41,527          35,308          37,837
Receivable for investments
   sold ........................................................................         47,908          44,269          32,203
                                                                                     ----------      ----------      ----------

       Total Assets ............................................................     69,816,815      85,817,583      56,795,879
                                                                                     ----------      ----------      ----------


                                  LIABILITIES

 Payable to Minnesota Life for policy withdrawals and
   mortality and expense charges ...............................................         47,908          44,269          32,203
 Payable for investments
   purchased ...................................................................         41,527          35,308          37,837
                                                                                     ----------      ----------      ----------

       Total Liabilities .......................................................         89,435          79,577          70,040
                                                                                     ----------      ----------      ----------

 NET ASSETS APPLICABLE TO POLICY OWNERS ........................................     69,727,380      85,738,006      56,725,839
                                                                                     ==========      ==========      ==========

 UNITS OUTSTANDING .............................................................     25,378,871      46,305,966      42,200,879
                                                                                     ==========      ==========      ==========

 NET ASSET VALUE PER UNIT ......................................................           2.75            1.85            1.34
                                                                                     ==========      ==========      ==========


See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                                     ------------------------------------

                                                                                                     SMALL
                                                                                        VALUE       COMPANY        GLOBAL
                                    ASSETS                                              STOCK        VALUE          BOND
                                                                                     -----------   ----------    ---------
Investments in shares of Advantus Series Fund, Inc.:
  Value Stock Portfolio, 40,119,521 shares at net asset value
      of $1.25 per share (cost $62,503,964) ....................................     $50,229,078           --           --
  Small Company Value Portfolio, 15,875,452 shares at net asset value
      of $1.02 per share (cost $18,670,792) ....................................              --   16,144,437           --
  Global Bond Portfolio, 5,892,050 shares at net asset value
      of $1.09 per share (cost $5,745,173) .....................................              --           --    6,398,401
  Index 400 Mid-Cap Portfolio, 14,702,399 shares at net asset value
      of $.96 per share (cost $16,240,681) .....................................              --           --           --
  Macro-Cap Value Portfolio, 11,651,978 shares at net asset value
      of $.70 per share (cost $10,788,234) .....................................              --           --           --
  Micro-Cap Growth Portfolio, 11,661,086 shares at net asset value
      of $.87 per share (cost $16,719,803) .....................................              --           --           --
  Real Estate Securities Portfolio, 7,714,862 shares at net asset value
      of $1.02 per share (cost $7,632,144) .....................................              --           --           --
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
  Developing Markets Securities Fund, 1,355,661 shares
      at net asset value of $4.69 per share (cost $7,481,535) ..................              --           --           --
  Global Asset Allocation Fund, 57,087 shares at net asset value
      of $14.49 per share (cost $888,828) ......................................              --           --           --
                                                                                     -----------   ----------    ---------

                                                                                      50,229,078   16,144,437    6,398,401

Receivable from Minnesota Life for policy purchase
  payments .....................................................................          34,728       19,284        5,431
Receivable for investments
  sold .........................................................................          26,235        6,793        3,190
                                                                                     -----------   ----------    ---------

                  Total Assets .................................................      50,290,041   16,170,514    6,407,022
                                                                                     -----------   ----------    ---------


                                   LIABILITIES

Payable to Minnesota Life for policy withdrawals and
  mortality and expense charges ................................................          26,235        6,793        3,190
Payable for investments
  purchased ....................................................................          34,728       19,284        5,431

                  Total Liabilities ............................................          60,963       26,077        8,621

NET ASSETS APPLICABLE TO POLICY OWNERS .........................................     $50,229,078   16,144,437    6,398,401
                                                                                     ===========   ==========    =========

UNITS OUTSTANDING ..............................................................      31,449,334   16,594,748    5,388,668
                                                                                     ===========   ==========    =========

NET ASSET VALUE PER UNIT .......................................................     $      1.60         0.97         1.19
                                                                                     ===========   ==========    =========



                                                                                                SEGREGATED SUB-ACCOUNTS
                                                                                      ------------------------------------------


                                                                                       INDEX 400        MACRO-CAP      MICRO-CAP
                                    ASSETS                                              MID-CAP           VALUE         GROWTH
                                                                                      ----------       ----------     ----------
Investments in shares of Advantus Series Fund, Inc.:
  Value Stock Portfolio, 40,119,521 shares at net asset value
      of $1.25 per share (cost $62,503,964) ....................................              --               --             --
  Small Company Value Portfolio, 15,875,452 shares at net asset value
      of $1.02 per share (cost $18,670,792) ....................................              --               --             --
  Global Bond Portfolio, 5,892,050 shares at net asset value
      of $1.09 per share (cost $5,745,173) .....................................              --               --             --
  Index 400 Mid-Cap Portfolio, 14,702,399 shares at net asset value
      of $.96 per share (cost $16,240,681) .....................................      14,144,300               --             --
  Macro-Cap Value Portfolio, 11,651,978 shares at net asset value
      of $.70 per share (cost $10,788,234) .....................................              --        8,192,164             --
  Micro-Cap Growth Portfolio, 11,661,086 shares at net asset value
      of $.87 per share (cost $16,719,803) .....................................              --               --     10,156,947
  Real Estate Securities Portfolio, 7,714,862 shares at net asset value
      of $1.02 per share (cost $7,632,144) .....................................              --               --             --
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
  Developing Markets Securities Fund, 1,355,661 shares
      at net asset value of $4.69 per share (cost $7,481,535) ..................              --               --             --
  Global Asset Allocation Fund, 57,087 shares at net asset value
      of $14.49 per share (cost $888,828) ......................................              --               --             --
                                                                                      ----------       ----------     ----------

                                                                                      14,144,300        8,192,164     10,156,947

Receivable from Minnesota Life for policy purchase
  payments .....................................................................          55,152            8,437          5,713
Receivable for investments
  sold .........................................................................           7,675            2,697         10,224
                                                                                      ----------       ----------     ----------

                  Total Assets .................................................      14,207,127        8,203,298     10,172,884
                                                                                      ----------       ----------     ----------


                                   LIABILITIES

Payable to Minnesota Life for policy withdrawals and
  mortality and expense charges ................................................           7,675            2,697         10,224
Payable for investments
  purchased ....................................................................          55,152            8,437          5,713

                  Total Liabilities ............................................          62,827           11,134         15,937

NET ASSETS APPLICABLE TO POLICY OWNERS .........................................      14,144,300        8,192,164     10,156,947
                                                                                      ==========       ==========     ==========

UNITS OUTSTANDING ..............................................................      12,100,332       11,911,619     10,236,599
                                                                                      ==========       ==========     ==========

NET ASSET VALUE PER UNIT .......................................................            1.17             0.69           0.99
                                                                                      ==========       ==========     ==========


                                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                                        -------------------------------------------
                                                                                                        TEMPLETON
                                                                                                        DEVELOPING     TEMPLETON
                                                                                        REAL ESTATE       MARKETS     GLOBAL ASSET
                                    ASSETS                                              SECURITIES      SECURITIES    ALLOCATION(A)
                                                                                        -----------     ----------    -------------
Investments in shares of Advantus Series Fund, Inc.:
  Value Stock Portfolio, 40,119,521 shares at net asset value
      of $1.25 per share (cost $62,503,964) ....................................                 --             --             --
  Small Company Value Portfolio, 15,875,452 shares at net asset value
      of $1.02 per share (cost $18,670,792) ....................................                 --             --             --
  Global Bond Portfolio, 5,892,050 shares at net asset value
      of $1.09 per share (cost $5,745,173) .....................................                 --             --             --
  Index 400 Mid-Cap Portfolio, 14,702,399 shares at net asset value
      of $.96 per share (cost $16,240,681) .....................................                 --             --             --
  Macro-Cap Value Portfolio, 11,651,978 shares at net asset value
      of $.70 per share (cost $10,788,234) .....................................                 --             --             --
  Micro-Cap Growth Portfolio, 11,661,086 shares at net asset value
      of $.87 per share (cost $16,719,803) .....................................                 --             --             --
  Real Estate Securities Portfolio, 7,714,862 shares at net asset value
      of $1.02 per share (cost $7,632,144) .....................................          7,899,437             --             --
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
  Developing Markets Securities Fund, 1,355,661 shares
      at net asset value of $4.69 per share (cost $7,481,535) ..................                 --      6,358,050             --
  Global Asset Allocation Fund, 57,087 shares at net asset value
      of $14.49 per share (cost $888,828) ......................................                 --             --        827,190
                                                                                          ---------      ---------        -------

                                                                                          7,899,437      6,358,050        827,190

Receivable from Minnesota Life for policy purchase
  payments .....................................................................             13,899         27,763          2,402
Receivable for investments
  sold .........................................................................              3,031          2,141            246
                                                                                          ---------      ---------        -------

                  Total Assets .................................................          7,916,367      6,387,955        829,838
                                                                                          ---------      ---------        -------


                                   LIABILITIES

Payable to Minnesota Life for policy withdrawals and
  mortality and expense charges ................................................              3,031          2,141            246
Payable for investments
  purchased ....................................................................             13,899         27,763          2,402

                  Total Liabilities ............................................             16,930         29,904          2,648

NET ASSETS APPLICABLE TO POLICY OWNERS .........................................          7,899,437      6,358,050        827,190
                                                                                          =========      =========        =======

UNITS OUTSTANDING ..............................................................          6,543,375      7,896,110        965,472
                                                                                          =========      =========        =======

NET ASSET VALUE PER UNIT .......................................................               1.21           0.81           0.86
                                                                                          =========      =========        =======




(a) Formerly Templeton Asset Strategy sub-account. Effective May 1, 2002 the underlying fund changed it's name to Templeton Global Asset Allocation.



See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                      ---------------------------------------
                                                                                                     FIDELITY       FIDELITY
                                                                                      FRANKLIN          VIP            VIP
                                     ASSETS                                           SMALL-CAP       MID-CAP      CONTRAFUND
                                                                                     ----------     ----------     ----------
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
  Franklin Small-Cap Fund, 451,805 shares at net asset value
      of $12.70 per share (cost $7,111,959) ....................................      5,737,923             --             --
Investments in shares of Fidelity Variable Insurance Products Fund:
  Mid-Cap Portfolio, 660,645 shares at net asset value
      of $17.39 per share (cost $12,151,397) ...................................             --     11,488,617             --
  Contrafund Portfolio, 1,110,114 shares at net asset value
      of $17.95 per share (cost $22,504,853) ...................................             --             --     19,926,546
  Equity-Income Portfolio, 687,099 shares at net asset value
      of $18.00 per share (cost $14,308,574) ...................................             --             --             --
Investments in shares of Janus Aspen Series - Service Shares:
  Capital Appreciation Portfolio, 893,483 shares at net asset value
      of $17.24 per share (cost $21,485,146) ...................................             --             --             --
  International Growth Portfolio, 684,150 shares at net asset value
      of $17.18 per share (cost $17,718,169) ...................................             --             --             --
Investments in shares of Credit Suisse Trust:
  Global Post-Venture Capital Portfolio, 115,777 shares at net asset value
      of $6.40 per share (cost $1,142,311) .....................................             --             --             --
                                                                                     ----------     ----------     ----------

                                                                                      5,737,923     11,488,617     19,926,546
                                                                                     ----------     ----------     ----------

Receivable from Minnesota Life for policy purchase
      payments .................................................................         15,341         12,093         17,324
Receivable for investments
      sold .....................................................................          5,457          4,382         10,069
                                                                                     ----------     ----------     ----------

                  Total Assets .................................................      5,758,720     11,505,092     19,953,939
                                                                                     ----------     ----------     ----------


                                   LIABILITIES


Payable to Minnesota Life for policy withdrawals and
      mortality and expense charges ............................................          5,457          4,382         10,069
Payable for investments
      purchased ................................................................         15,341         12,093         17,324
                                                                                     ----------     ----------     ----------

                  Total Liabilities ............................................         20,798         16,475         27,393
                                                                                     ----------     ----------     ----------

NET ASSETS APPLICABLE TO POLICY OWNERS .........................................      5,737,923     11,488,617     19,926,546
                                                                                     ==========     ==========     ==========

UNITS OUTSTANDING ..............................................................     11,455,017     10,480,433     26,787,135
                                                                                     ==========     ==========     ==========

NET ASSET VALUE PER UNIT .......................................................           0.50           1.10           0.74
                                                                                     ==========     ==========     ==========




                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                                 ----------------------------------------------
                                                                                   FIDELITY       JANUS ASPEN      JANUS ASPEN
                                                                                       VIP          CAPITAL       INTERNATIONAL
                                     ASSETS                                      EQUITY-INCOME    APPRECIATION        GROWTH
                                                                                 -------------    ------------    -------------
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
  Franklin Small-Cap Fund, 451,805 shares at net asset value
      of $12.70 per share (cost $7,111,959) ..................................              --              --              --
Investments in shares of Fidelity Variable Insurance Products Fund:
  Mid-Cap Portfolio, 660,645 shares at net asset value
      of $17.39 per share (cost $12,151,397) .................................              --              --              --
  Contrafund Portfolio, 1,110,114 shares at net asset value
      of $17.95 per share (cost $22,504,853) .................................              --              --              --
  Equity-Income Portfolio, 687,099 shares at net asset value
      of $18.00 per share (cost $14,308,574) .................................      12,367,782              --              --
Investments in shares of Janus Aspen Series - Service Shares:
  Capital Appreciation Portfolio, 893,483 shares at net asset value
      of $17.24 per share (cost $21,485,146) .................................              --      15,403,645              --
  International Growth Portfolio, 684,150 shares at net asset value
      of $17.18 per share (cost $17,718,169) .................................              --              --      11,753,696
Investments in shares of Credit Suisse Trust:
  Global Post-Venture Capital Portfolio, 115,777 shares at net asset value
      of $6.40 per share (cost $1,142,311) ...................................              --              --              --
                                                                                   -----------      ----------      ----------

                                                                                    12,367,782      15,403,645      11,753,696

Receivable from Minnesota Life for policy purchase
      payments ...............................................................          14,861          17,349          33,921
Receivable for investments
      sold ...................................................................           6,879          16,823           8,094

                                                                                   -----------      ----------      ----------
                  Total Assets ...............................................      12,389,522      15,437,818      11,795,710
                                                                                   -----------      ----------      ----------


                                   LIABILITIES


Payable to Minnesota Life for policy withdrawals and
      mortality and expense charges ..........................................           6,879          16,823           8,094
Payable for investments
      purchased ..............................................................          14,861          17,349          33,921
                                                                                   -----------      ----------      ----------

                  Total Liabilities ..........................................          21,740          34,172          42,015
                                                                                   -----------      ----------      ----------

NET ASSETS APPLICABLE TO POLICY OWNERS .......................................      12,367,782      15,403,645      11,753,696
                                                                                   ===========      ==========      ==========

UNITS OUTSTANDING ............................................................      14,130,074      28,666,591      25,080,452
                                                                                   ===========      ==========      ==========

NET ASSET VALUE PER UNIT .....................................................            0.88            0.54            0.47
                                                                                   ===========      ==========      ==========





                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                                       -----------------------

                                                                                            CREDIT SUISSE
                                                                                            GLOBAL POST-
                                     ASSETS                                                VENTURE CAPITAL
                                                                                           ---------------
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
  Franklin Small-Cap Fund, 451,805 shares at net asset value
      of $12.70 per share (cost $7,111,959) ....................................                        --
Investments in shares of Fidelity Variable Insurance Products Fund:
  Mid-Cap Portfolio, 660,645 shares at net asset value
      of $17.39 per share (cost $12,151,397) ...................................                        --
  Contrafund Portfolio, 1,110,114 shares at net asset value
      of $17.95 per share (cost $22,504,853) ...................................                        --
  Equity-Income Portfolio, 687,099 shares at net asset value
      of $18.00 per share (cost $14,308,574) ...................................                        --
Investments in shares of Janus Aspen Series - Service Shares:
  Capital Appreciation Portfolio, 893,483 shares at net asset value
      of $17.24 per share (cost $21,485,146) ...................................                        --
  International Growth Portfolio, 684,150 shares at net asset value
      of $17.18 per share (cost $17,718,169) ...................................                        --
Investments in shares of Credit Suisse Trust:
  Global Post-Venture Capital Portfolio, 115,777 shares at net asset value
      of $6.40 per share (cost $1,142,311) .....................................                   740,973
                                                                                                ----------

                                                                                                   740,973

Receivable from Minnesota Life for policy purchase
      payments .................................................................                       827
Receivable for investments
      sold .....................................................................                       617
                                                                                                ----------

                  Total Assets .................................................                   742,417
                                                                                                ----------


                                   LIABILITIES


Payable to Minnesota Life for policy withdrawals and
      mortality and expense charges ............................................                       617
Payable for investments
      purchased ................................................................                       827
                                                                                                ----------

                  Total Liabilities ............................................                     1,444
                                                                                                ----------

NET ASSETS APPLICABLE TO POLICY OWNERS .........................................                   740,973
                                                                                                ==========

UNITS OUTSTANDING ..............................................................                 2,099,443
                                                                                                ==========

NET ASSET VALUE PER UNIT .......................................................                      0.35
                                                                                                ==========




See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                                ---------------------------------------------

                                                                                                                     MONEY
                                                                                   GROWTH            BOND            MARKET
                                                                                   ------            ----            ------
Investment income (loss):
        Investment income distributions from underlying
            mutual fund ...................................................     $        --               --          271,385
        Mortality and expense charges (note 3) ............................        (401,332)        (262,907)        (107,534)
                                                                                -----------      -----------      -----------

            Investment income (loss) - net ................................        (401,332)        (262,907)         163,851
                                                                                -----------      -----------      -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund ...................................................              --               --               --
                                                                                -----------      -----------      -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...........................................      28,671,170       18,578,567       28,320,289
            Cost of investments sold ......................................     (46,418,024)     (18,326,060)     (28,320,289)
                                                                                -----------      -----------      -----------

                                                                                (17,746,854)         252,507               --
                                                                                -----------      -----------      -----------

            Net realized gains (losses) on investments ....................     (17,746,854)         252,507               --
                                                                                -----------      -----------      -----------

        Net change in unrealized appreciation or depreciation
            of investments ................................................      (6,359,257)       5,027,472               --
                                                                                -----------      -----------      -----------

            Net gains (losses) on investments .............................     (24,106,111)       5,279,979               --
                                                                                -----------      -----------      -----------


            Net increase (decrease) in net assets resulting from operations    $(24,507,443)       5,017,072          163,851
                                                                               =============      ===========      ===========



                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                                ---------------------------------------------

                                                                                   ASSET          MORTGAGE          INDEX
                                                                                 ALLOCATION      SECURITIES          500
                                                                                -----------      -----------      -----------
Investment income (loss):
        Investment income distributions from underlying
            mutual fund ...................................................              --           22,286               --
        Mortality and expense charges (note 3) ............................        (653,916)        (167,873)        (874,603)
                                                                                -----------      -----------      -----------

            Investment income (loss) - net ................................        (653,916)        (145,587)        (874,603)
                                                                                -----------      -----------      -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund ...................................................              --               --               --
                                                                                -----------      -----------      -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...........................................      37,077,201       15,948,624       70,287,520
            Cost of investments sold ......................................     (48,707,010)     (15,443,295)     (84,241,252)
                                                                                -----------      -----------      -----------

                                                                                (11,629,809)         505,329      (13,953,732)
                                                                                -----------      -----------      -----------

            Net realized gains (losses) on investments ....................     (11,629,809)         505,329      (13,953,732)
                                                                                -----------      -----------      -----------

        Net change in unrealized appreciation or depreciation
            of investments ................................................        (787,241)       2,761,558      (31,299,442)
                                                                                -----------      -----------      -----------

            Net gains (losses) on investments .............................     (12,417,050)       3,266,887      (45,253,174)
                                                                                -----------      -----------      -----------


            Net increase (decrease) in net assets resulting from operations     (13,070,966)       3,121,300      (46,127,777)
                                                                                ===========      ===========      ===========


                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                                ---------------------------------------------
                                                                                                                      SMALL
                                                                                  CAPITAL        INTERNATIONAL       COMPANY
                                                                                APPRECIATION        STOCK            GROWTH
                                                                                ------------     -------------    -----------

Investment income (loss):
        Investment income distributions from underlying
            mutual fund ...................................................              --               --               --
        Mortality and expense charges (note 3) ............................        (409,487)        (484,701)        (324,751)
                                                                                -----------      -----------      -----------

            Investment income (loss) - net ................................        (409,487)        (484,701)        (324,751)
                                                                                -----------      -----------      -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund ...................................................              --               --               --
                                                                                -----------      -----------      -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...........................................      25,293,039       35,936,438       23,917,185
            Cost of investments sold ......................................     (45,082,708)     (44,514,379)     (37,707,612)
                                                                                -----------      -----------      -----------

                                                                                (19,789,669)      (8,577,941)     (13,790,427)
                                                                                -----------      -----------      -----------

            Net realized gains (losses) on investments ....................     (19,789,669)      (8,577,941)     (13,790,427)
                                                                                -----------      -----------      -----------

        Net change in unrealized appreciation or depreciation
            of investments ................................................     (12,661,287)      (9,762,439)     (12,037,047)
                                                                                -----------      -----------      -----------

            Net gains (losses) on investments .............................     (32,450,956)     (18,340,380)     (25,827,474)
                                                                                -----------      -----------      -----------


            Net increase (decrease) in net assets resulting from operations     (32,860,443)     (18,825,081)     (26,152,225)
                                                                                ===========      ===========      ===========







See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                              -----------------------------------------

                                                                                                SMALL
                                                                                 VALUE         COMPANY         GLOBAL
                                                                                 STOCK          VALUE           BOND
                                                                              -----------    -----------    -----------
Investment income (loss):
        Investment income distributions from underlying
            mutual fund ...................................................   $        --             --         12,117
        Mortality and expense charges (note 3) ............................      (269,087)       (82,408)       (23,817)
                                                                              -----------    -----------    -----------

            Investment income (loss) - net ................................      (269,087)       (82,408)       (11,700)
                                                                              -----------    -----------    -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund ...................................................            --             --             --
                                                                               -----------    -----------    -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...........................................    17,031,759      8,695,387      2,501,815
            Cost of investments sold ......................................   (19,977,920)    (8,985,579)    (2,393,197)
                                                                              -----------    -----------    -----------

                                                                               (2,946,161)      (290,192)       108,618
                                                                              -----------    -----------    -----------

            Net realized gains (losses) on investments ....................    (2,946,161)      (290,192)       108,618
                                                                              -----------    -----------    -----------

        Net change in unrealized appreciation or depreciation
            of investments ................................................    (5,950,738)    (3,781,695)       706,558
                                                                              -----------    -----------    -----------

            Net gains (losses) on investments .............................    (8,896,899)    (4,071,887)       815,176
                                                                              -----------    -----------    -----------


            Net increase (decrease) in net assets resulting from operations   $(9,165,986)    (4,154,295)       803,476
                                                                              ===========    ===========    ===========




                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                              -----------------------------------------


                                                                                INDEX 400     MACRO-CAP      MICRO-CAP
                                                                                 MID-CAP        VALUE         GROWTH
                                                                              -----------    -----------    -----------
Investment income (loss):
        Investment income distributions from underlying
            mutual fund ...................................................            --             --             --
        Mortality and expense charges (note 3) ............................       (67,761)       (41,174)       (59,906)
                                                                              -----------    -----------    -----------

            Investment income (loss) - net ................................       (67,761)       (41,174)       (59,906)
                                                                              -----------    -----------    -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund ...................................................            --             --             --
                                                                               -----------    -----------    -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...........................................     6,725,966      3,432,886      5,467,301
            Cost of investments sold ......................................    (7,381,146)    (4,260,668)    (8,311,942)
                                                                              -----------    -----------    -----------

                                                                                 (655,180)      (827,782)    (2,844,641)
                                                                              -----------    -----------    -----------

            Net realized gains (losses) on investments ....................      (655,180)      (827,782)    (2,844,641)
                                                                              -----------    -----------    -----------

        Net change in unrealized appreciation or depreciation
            of investments ................................................    (1,655,442)    (1,914,500)    (3,475,601)
                                                                              -----------    -----------    -----------

            Net gains (losses) on investments .............................    (2,310,622)    (2,742,282)    (6,320,242)
                                                                              -----------    -----------    -----------


            Net increase (decrease) in net assets resulting from operations    (2,378,383)    (2,783,456)    (6,380,148)
                                                                              ===========    ===========    ===========



                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                              -------------------------------------------
                                                                                             TEMPLETON
                                                                                             DEVELOPING      TEMPLETON
                                                                              REAL ESTATE      MARKETS      GLOBAL ASSET
                                                                              SECURITIES     SECURITIES     ALLOCATION(A)
                                                                              -----------    -----------    ------------

Investment income (loss):
        Investment income distributions from underlying
            mutual fund ...................................................           896         87,510         11,155
        Mortality and expense charges (note 3) ............................       (28,772)       (30,560)        (3,126)
                                                                              -----------    -----------    -----------

            Investment income (loss) - net ................................       (27,876)        56,950          8,029
                                                                              -----------    -----------    -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund ...................................................            --             --             --
                                                                               -----------    -----------    -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...........................................     3,644,000      2,228,291        204,586
            Cost of investments sold ......................................    (3,543,872)    (2,635,655)      (224,627)
                                                                              -----------    -----------    -----------

                                                                                  100,128       (407,364)       (20,040)
                                                                              -----------    -----------    -----------

            Net realized gains (losses) on investments ....................       100,128       (407,364)       (20,040)
                                                                              -----------    -----------    -----------

        Net change in unrealized appreciation or depreciation
            of investments ................................................        88,624        245,486        (24,138)
                                                                              -----------    -----------    -----------

            Net gains (losses) on investments .............................       188,752       (161,878)       (44,179)
                                                                              -----------    -----------    -----------


            Net increase (decrease) in net assets resulting from operations       160,876       (104,928)       (36,149)
                                                                              ===========    ===========    ===========




(a) Formerly Templeton Asset Strategy sub-account. Effective May 1, 2002, the underlying fund changed it's name to Templeton Global Asset Allocation.





See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                                  -----------------------------------------
                                                                                                  FIDELITY        FIDELITY
                                                                                   FRANKLIN          VIP            VIP
                                                                                   SMALL-CAP       MID-CAP       CONTRAFUND
                                                                                  -----------    -----------    -----------
Investment income (loss):
        Investment income distributions from underlying
            mutual fund .......................................................   $    11,376         80,287         88,704
        Mortality and expense charges (note 3) ................................       (23,687)       (52,925)       (80,399)
                                                                                  -----------    -----------    -----------

            Investment income (loss) - net ....................................       (12,311)        27,362          8,305
                                                                                  -----------    -----------    -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund .......................................................            --             --             --
                                                                                  -----------    -----------    -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...............................................     1,872,276      4,580,141      4,802,434
            Cost of investments sold ..........................................    (2,369,406)    (4,758,550)    (5,382,271)
                                                                                  -----------    -----------    -----------

                                                                                     (497,130)      (178,409)      (579,837)
                                                                                  -----------    -----------    -----------

            Net realized gains (losses) on investments ........................      (497,130)      (178,409)      (579,837)
                                                                                  -----------    -----------    -----------

        Net change in unrealized appreciation or depreciation
            of investments ....................................................    (1,045,550)    (1,045,721)      (918,029)
                                                                                  -----------    -----------    -----------

            Net gains (losses) on investments .................................    (1,542,680)    (1,224,130)    (1,497,866)
                                                                                  -----------    -----------    -----------


            Net increase (decrease) in net assets resulting from operations ...   $(1,554,991)    (1,196,768)    (1,489,561)
                                                                                  ===========    ===========    ===========





                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                                --------------------------------------------
                                                                                  FIDELITY      JANUS ASPEN     JANUS ASPEN
                                                                                     VIP          CAPITAL      INTERNATIONAL
                                                                                EQUITY-INCOME   APPRECIATION      GROWTH
                                                                                -------------   ------------   ------------
Investment income (loss):
        Investment income distributions from underlying
            mutual fund .......................................................       152,196         48,272         87,069
        Mortality and expense charges (note 3) ................................       (56,588)       (75,434)       (63,539)
                                                                                  -----------    -----------    -----------

            Investment income (loss) - net ....................................        95,608        (27,162)        23,530
                                                                                  -----------    -----------    -----------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund .......................................................       219,376             --             --
                                                                                  -----------    -----------    -----------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...............................................     4,509,198      6,460,356      6,742,830
            Cost of investments sold ..........................................    (5,156,325)    (9,069,230)   (10,234,657)
                                                                                  -----------    -----------    -----------

                                                                                     (647,127)    (2,608,874)    (3,491,827)
                                                                                  -----------    -----------    -----------

            Net realized gains (losses) on investments ........................      (427,751)    (2,608,874)    (3,491,827)
                                                                                  -----------    -----------    -----------

        Net change in unrealized appreciation or depreciation
            of investments ....................................................    (1,898,457)       (76,751)      (454,730)
                                                                                  -----------    -----------    -----------

            Net gains (losses) on investments .................................    (2,326,208)    (2,685,625)    (3,946,557)
                                                                                  -----------    -----------    -----------


            Net increase (decrease) in net assets resulting from operations ...    (2,230,600)    (2,712,787)    (3,923,027)
                                                                                  ===========    ===========    ===========




                                                                                SEGREGATED SUB-ACCOUNTS
                                                                                ----------------------

                                                                                    CREDIT SUISSE
                                                                                    GLOBAL POST-
                                                                                   VENTURE CAPITAL
                                                                                   ---------------

Investment income (loss):
        Investment income distributions from underlying
            mutual fund .......................................................             --
        Mortality and expense charges (note 3) ................................         (5,444)
                                                                                      --------

            Investment income (loss) - net ....................................         (5,444)
                                                                                      --------



Realized and unrealized gains (losses) on investments - net:
        Realized gain distributions from underlying
            mutual fund .......................................................             --
                                                                                      --------

        Realized gains (losses) on sales of investments:
            Proceeds from sales ...............................................        462,855
            Cost of investments sold ..........................................       (676,721)
                                                                                      --------

                                                                                      (213,866)
                                                                                      --------

            Net realized gains (losses) on investments ........................       (213,866)
                                                                                      --------

        Net change in unrealized appreciation or depreciation
            of investments ....................................................       (117,739)
                                                                                      --------

            Net gains (losses) on investments .................................       (331,605)
                                                                                      --------


            Net increase (decrease) in net assets resulting from operations ...       (337,049)
                                                                                      ========





See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002


                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                                   --------------------------------------------

                                                                                                                         MONEY
                                                                                       GROWTH            BOND           MARKET
                                                                                   ------------     -----------     -----------


Operations:
        Investment income (loss) - net ........................................    $   (401,332)       (262,907)        163,851
        Net realized gains (losses) on investments ............................     (17,746,854)        252,507              --
        Net change in unrealized appreciation or depreciation
           of investments .....................................................      (6,359,257)      5,027,472              --
                                                                                   ------------     -----------     -----------

Net increase (decrease) in net assets resulting
        from operations .......................................................     (24,507,443)      5,017,072         163,851
                                                                                   ------------     -----------     -----------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................      29,419,431      24,254,831      34,173,059
        Policy withdrawals and charges ........................................     (28,269,838)    (18,315,660)    (28,212,757
                                                                                   ------------     -----------     -----------

Increase (decrease) in net assets from policy transactions ....................       1,149,593       5,939,171       5,960,302
                                                                                   ------------     -----------     -----------

Increase (decrease) in net assets .............................................     (23,357,850)     10,956,243       6,124,153

Net assets at the beginning of year ...........................................      93,654,792      48,199,915      19,005,982
                                                                                   ------------     -----------     -----------

Net assets at the end of year .................................................    $ 70,296,942      59,156,158      25,130,135
                                                                                   ============     ===========     ===========


                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                                   ---------------------------------------------

                                                                                        ASSET        MORTGAGE           INDEX
                                                                                     ALLOCATION     SECURITIES           500
                                                                                   ------------     -----------     ------------
Operations:
        Investment income (loss) - net ........................................        (653,916)       (145,587)        (874,603)
        Net realized gains (losses) on investments ............................     (11,629,809)        505,329      (13,953,732)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................        (787,241)      2,761,558      (31,299,442)
                                                                                   ------------     -----------     ------------

Net increase (decrease) in net assets resulting
        from operations .......................................................     (13,070,966)      3,121,300      (46,127,777)
                                                                                   ------------     -----------     ------------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................      34,499,549      25,830,220       81,438,970
        Policy withdrawals and charges ........................................     (36,423,285)    (15,780,750)     (69,412,916)
                                                                                   ------------     -----------     ------------

Increase (decrease) in net assets from policy transactions ....................      (1,923,736)     10,049,470       12,026,054
                                                                                   ------------     -----------     ------------

Increase (decrease) in net assets .............................................     (14,994,702)     13,170,770      (34,101,723)

Net assets at the beginning of year ...........................................     139,433,091      30,708,062      198,433,249
                                                                                   ------------     -----------     ------------

Net assets at the end of year .................................................     124,438,389      43,878,832      164,331,526
                                                                                   ============     ===========     ============

                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                                   ---------------------------------------------
                                                                                                                         SMALL
                                                                                       CAPITAL      INTERNATIONAL       COMPANY
                                                                                    APPRECIATION        STOCK           GROWTH
                                                                                   ------------     ------------     -----------
Operations:
        Investment income (loss) - net ........................................        (409,487)        (484,701)       (324,751)
        Net realized gains (losses) on investments ............................     (19,789,669)      (8,577,941)    (13,790,427)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................     (12,661,287)      (9,762,439)    (12,037,047)
                                                                                   ------------     ------------     -----------

Net increase (decrease) in net assets resulting
        from operations .......................................................     (32,860,443)     (18,825,081)    (26,152,225)
                                                                                   ------------     ------------     -----------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................      24,097,818       36,278,187      25,948,470
        Policy withdrawals and charges ........................................     (24,883,552)     (35,451,738)    (23,592,433)
                                                                                   ------------     ------------     -----------

Increase (decrease) in net assets from policy transactions ....................        (785,734)         826,449       2,356,037
                                                                                   ------------     ------------     -----------

Increase (decrease) in net assets .............................................     (33,646,177)     (17,998,632)    (23,796,188)

Net assets at the beginning of year ...........................................     103,373,557      103,736,638      80,522,027
                                                                                   ------------     ------------     -----------

Net assets at the end of year .................................................      69,727,380       85,738,006      56,725,839
                                                                                   ============     ============     ===========



See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002


                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                   -------------------------------------------

                                                                                                       SMALL
                                                                                      VALUE           COMPANY         GLOBAL
                                                                                      STOCK            VALUE           BOND
                                                                                  ------------      ----------       ---------
Operations:
        Investment income (loss) - net ........................................   $   (269,087)        (82,408)        (11,700)
        Net realized gains (losses) on investments ............................     (2,946,161)       (290,192)        108,618
        Net change in unrealized appreciation or depreciation
           of investments .....................................................     (5,950,738)     (3,781,695)        706,558
                                                                                  ------------      ----------       ---------

Net increase (decrease) in net assets resulting
        from operations .......................................................     (9,165,986)     (4,154,295)        803,476
                                                                                  ------------      ----------       ---------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................     20,108,072      14,751,852       4,260,912
        Policy withdrawals and charges ........................................    (16,762,672)     (8,612,979)     (2,477,998)
                                                                                  ------------      ----------       ---------

Increase in net assets from policy transactions ...............................      3,345,400       6,138,873       1,782,914
                                                                                  ------------      ----------       ---------

Increase (decrease) in net assets .............................................     (5,820,586)      1,984,578       2,586,390

Net assets at the beginning of year ...........................................     56,049,664      14,159,859       3,812,011
                                                                                  ------------      ----------       ---------

Net assets at the end of year .................................................   $ 50,229,078      16,144,437       6,398,401
                                                                                  ============      ==========       =========



                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                   -------------------------------------------


                                                                                  INDEX 400       MACRO-CAP       MICRO-CAP
                                                                                   MID-CAP          VALUE           GROWTH
                                                                                  ----------       ---------      ----------
Operations:
        Investment income (loss) - net ........................................      (67,761)        (41,174)        (59,906)
        Net realized gains (losses) on investments ............................     (655,180)       (827,782)     (2,844,641)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................   (1,655,442)     (1,914,500)     (3,475,601)
                                                                                  ----------       ---------      ----------

Net increase (decrease) in net assets resulting
        from operations .......................................................   (2,378,383)     (2,783,456)     (6,380,148)
                                                                                  ----------       ---------      ----------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................   10,483,233       5,607,333       6,806,438
        Policy withdrawals and charges ........................................   (6,658,203)     (3,391,712)     (5,407,395)
                                                                                  ----------       ---------      ----------

Increase in net assets from policy transactions ...............................    3,825,030       2,215,621       1,399,043
                                                                                  ----------       ---------      ----------

Increase (decrease) in net assets .............................................    1,446,647        (567,835)     (4,981,105)

Net assets at the beginning of year ...........................................   12,697,653       8,759,999      15,138,052
                                                                                  ----------       ---------      ----------

Net assets at the end of year .................................................   14,144,300       8,192,164      10,156,947
                                                                                  ==========       =========      ==========



                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                   -------------------------------------------
                                                                                                 TEMPLETON
                                                                                                 DEVELOPING        TEMPLETON
                                                                                  REAL ESTATE      MARKETS       GLOBAL ASSET
                                                                                   SECURITIES    SECURITIES      ALLOCATION(A)
                                                                                   ----------    ----------      -------------
Operations:
        Investment income (loss) - net ........................................       (27,876)        56,950           8,029
        Net realized gains (losses) on investments ............................       100,128       (407,364)        (20,040)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................        88,624        245,486         (24,138)
                                                                                   ----------     ----------        --------

        Net increase (decrease) in net assets resulting
        from operations .......................................................       160,876       (104,928)        (36,149)
                                                                                   ----------     ----------        --------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................     8,094,403      3,345,122         654,585
        Policy withdrawals and charges ........................................    (3,615,227)    (2,197,731)       (201,460)
                                                                                   ----------     ----------        --------

Increase in net assets from policy transactions ...............................     4,479,176      1,147,391         453,125
                                                                                   ----------     ----------        --------

Increase (decrease) in net assets .............................................     4,640,052      1,042,463         416,976

Net assets at the beginning of year ...........................................     3,259,385      5,315,587         410,214
                                                                                   ----------     ----------        --------

Net assets at the end of year .................................................     7,899,437      6,358,050         827,190
                                                                                   ==========     ==========        ========




(a) Formerly Templeton Asset Strategy sub-account. Effective May 1, 2002, the underlying fund changed it's name to Templeton Global Asset Allocation.


See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002


                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                                  ------------------------------------------
                                                                                                   FIDELITY        FIDELITY
                                                                                   FRANKLIN          VIP             VIP
                                                                                   SMALL-CAP       MID-CAP        CONTRAFUND
                                                                                  ----------     -----------     -----------
Operations:
        Investment income (loss) - net ........................................   $   (12,311)        27,362            8,305
        Net realized gains (losses) on investments ............................      (497,130)      (178,409)        (579,837)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................    (1,045,550)    (1,045,721)        (918,029)
                                                                                   ----------     ----------       ----------

Net increase (decrease) in net assets resulting
        from operations .......................................................    (1,554,991)    (1,196,768)      (1,489,561)
                                                                                   ----------     ----------       ----------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................     4,916,072      7,440,154       13,893,065
        Policy withdrawals and charges ........................................    (1,848,589)    (4,527,216)      (4,722,035)
                                                                                  ----------      ----------       ----------

Increase in net assets from policy transactions ...............................     3,067,482      2,912,938        9,171,030
                                                                                  ----------      ----------       ----------

Increase (decrease) in net assets .............................................     1,512,492      1,716,170        7,681,469

Net assets at the beginning of year ...........................................     4,225,431      9,772,447       12,245,077
                                                                                  -----------     ----------       ----------

Net assets at the end of year .................................................   $ 5,737,923     11,488,617       19,926,546
                                                                                  ===========     ==========       ==========


                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                                   ----------------------------------------------
                                                                                     FIDELITY       JANUS ASPEN      JANUS ASPEN
                                                                                       VIP            CAPITAL       INTERNATIONAL
                                                                                   EQUITY-INCOME    APPRECIATION       GROWTH
                                                                                   -------------    ------------    -------------

Operations:
        Investment income (loss) - net ........................................         95,608         (27,162)         23,530
        Net realized gains (losses) on investments ............................       (427,751)     (2,608,874)     (3,491,827)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................     (1,898,457)        (76,751)       (454,730)
                                                                                   -----------     -----------     -----------

Net increase (decrease) in net assets resulting
        from operations .......................................................     (2,230,600)     (2,712,787)     (3,923,027)
                                                                                   -----------     -----------     -----------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................      9,609,197      10,075,635       8,658,948
        Policy withdrawals and charges ........................................     (4,452,609)     (6,384,922)     (6,679,291)
                                                                                   -----------     -----------     -----------

Increase in net assets from policy transactions ...............................      5,156,588       3,690,713       1,979,657
                                                                                   -----------     -----------     -----------

Increase (decrease) in net assets .............................................      2,925,988         977,926      (1,943,370)

Net assets at the beginning of year ...........................................      9,441,794      14,425,719      13,697,066
                                                                                   -----------     -----------     -----------

Net assets at the end of year .................................................     12,367,782      15,403,645      11,753,696
                                                                                   ===========     ===========     ===========



                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                                    -----------------------
                                                                                         CREDIT SUISSE
                                                                                         GLOBAL POST-
                                                                                        VENTURE CAPITAL
                                                                                        ---------------
Operations:
        Investment income (loss) - net ........................................            (5,444)
        Net realized gains (losses) on investments ............................          (213,866)
        Net change in unrealized appreciation or depreciation
           of investments .....................................................          (117,739)
                                                                                         --------

Net increase (decrease) in net assets resulting
        from operations .......................................................          (337,049)
                                                                                         --------

Policy transactions (notes 3, 4 and 5):
        Policy purchase payments ..............................................           648,623
        Policy withdrawals and charges ........................................          (457,411)
                                                                                         --------

Increase in net assets from policy transactions ...............................           191,212
                                                                                         --------

Increase (decrease) in net assets .............................................          (145,837)

Net assets at the beginning of year ...........................................           886,810
                                                                                         --------

Net assets at the end of year .................................................           740,973
                                                                                         ========



See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2001


                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                ----------------------------------------------------------------

                                                                                                      MONEY           ASSET
                                                                   GROWTH           BOND              MARKET        ALLOCATION
                                                                -------------    -------------    -------------    -------------
Operations:
     Investment income (loss) - net .........................   $    (491,165)       4,759,879          639,699        2,288,636
     Net realized gains (losses) on investments .............       2,812,509          218,372               --        8,981,578
     Net change in unrealized appreciation or depreciation
        of investments ......................................     (32,798,632)      (1,922,923)              --      (35,001,839)
                                                                -------------    -------------    -------------    -------------

Net increase (decrease) in net assets resulting
     from operations ........................................     (30,477,289)       3,055,328          639,699      (23,731,625)
                                                                -------------    -------------    -------------    -------------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ...............................      36,443,049       17,004,582       36,614,649       37,625,709
     Policy withdrawals and charges .........................     (31,834,192)     (12,494,859)     (39,558,224)     (34,215,113)
                                                                -------------    -------------    -------------    -------------

Increase in net assets from policy transactions .............       4,608,857        4,509,723       (2,943,575)       3,410,596
                                                                -------------    -------------    -------------    -------------

Increase (decrease) in net assets ...........................     (25,868,432)       7,565,051       (2,303,876)     (20,321,029)

Net assets at the beginning of year .........................     119,523,224       40,634,864       21,309,858      159,754,120
                                                                -------------    -------------    -------------    -------------

Net assets at the end of year ...............................   $  93,654,792       48,199,915       19,005,982      139,433,091
                                                                =============    =============    =============    =============
                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                ----------------------------------------------------------------

                                                                  MORTGAGE          INDEX           CAPITAL        INTERNATIONAL
                                                                 SECURITIES          500          APPRECIATION         STOCK
                                                                -------------    -------------    -------------    -------------
Operations:
     Investment income (loss) - net .........................       3,023,537          974,672         (461,820)       3,943,237
     Net realized gains (losses) on investments .............         289,066          770,294       23,573,640        5,672,734
     Net change in unrealized appreciation or depreciation
        of investments ......................................      (1,372,038)     (27,950,123)     (57,889,110)     (23,167,320)
                                                                -------------    -------------    -------------    -------------

Net increase (decrease) in net assets resulting
     from operations ........................................       1,940,565      (26,205,157)     (34,777,290)     (13,551,349)
                                                                -------------    -------------    -------------    -------------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ...............................      14,502,761       78,637,620       28,362,944       35,550,253
     Policy withdrawals and charges .........................      (6,955,036)     (49,383,547)     (30,218,946)     (34,525,975)
                                                                -------------    -------------    -------------    -------------

Increase in net assets from policy transactions .............       7,547,726       29,254,073       (1,856,002)       1,024,278
                                                                -------------    -------------    -------------    -------------

Increase (decrease) in net assets ...........................       9,488,291        3,048,916      (36,633,292)     (12,527,071)

Net assets at the beginning of year .........................      21,219,772      195,384,333      140,006,849      116,263,709
                                                                -------------    -------------    -------------    -------------

Net assets at the end of year ...............................      30,708,062      198,433,249      103,373,557      103,736,638
                                                                =============    =============    =============    =============
                                                                 SEGREGATED
                                                                SUB-ACCOUNTS
                                                                -------------
                                                                    SMALL
                                                                   COMPANY
                                                                    GROWTH
                                                                -------------
Operations:
     Investment income (loss) - net .........................        (369,985)
     Net realized gains (losses) on investments .............      20,180,257
     Net change in unrealized appreciation or depreciation
        of investments ......................................     (32,736,098)
                                                                -------------

Net increase (decrease) in net assets resulting
     from operations ........................................     (12,925,826)
                                                                -------------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ...............................      29,304,332
     Policy withdrawals and charges .........................     (24,821,277)
                                                                -------------

Increase in net assets from policy transactions .............       4,483,055
                                                                -------------

Increase (decrease) in net assets ...........................      (8,442,771)

Net assets at the beginning of year .........................      88,964,798
                                                                -------------

Net assets at the end of year ...............................      80,522,027
                                                                =============

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2001


                                                                                       SEGREGATED SUB-ACCOUNTS
                                                               ------------------------------------------------------------------
                                                                                 SMALL
                                                                  VALUE         COMPANY       GLOBAL      INDEX 400    MACRO-CAP
                                                                  STOCK          VALUE         BOND        MID-CAP       VALUE
                                                               ------------   -----------   ----------   -----------   ----------
Operations:
     Investment income (loss) - net .........................  $    381,355       (46,095)      25,055        55,358      (13,141)
     Net realized gains (losses) on investments .............    (1,286,652)    1,121,440       10,360       222,886     (320,761)
     Net change in unrealized appreciation or depreciation
        of investments ......................................    (5,607,004)      250,286      (91,830)     (286,186)    (199,443)
                                                               ------------   -----------   ----------   -----------   ----------

Net increase (decrease) in net assets resulting
     from operations ........................................    (6,512,301)    1,325,631      (56,415)       (7,942)    (533,345)
                                                               ------------   -----------   ----------   -----------   ----------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ...............................    20,657,532    10,789,604    2,589,770     8,604,675    5,444,446
     Policy withdrawals and charges .........................   (16,618,178)   (3,751,548)  (1,302,920)   (3,733,443)  (2,787,399)
                                                               ------------   -----------   ----------   -----------   ----------

Increase in net assets from policy transactions .............     4,039,354     7,038,056    1,286,850     4,871,231    2,657,047
                                                               ------------   -----------   ----------   -----------   ----------

Increase (decrease) in net assets ...........................    (2,472,947)    8,363,687    1,230,435     4,863,289    2,123,702

Net assets at the beginning of period .......................    58,522,611     5,796,172    2,581,576     7,834,364    6,636,297
                                                               ------------   -----------   ----------   -----------   ----------

Net assets at the end of period .............................  $ 56,049,664    14,159,859    3,812,011    12,697,653    8,759,999
                                                               ============   ===========   ==========   ===========   ==========
                                                                           SEGREGATED SUB-ACCOUNTS
                                                               ------------------------------------------------
                                                                                          TEMPLETON    TEMPLETON
                                                               MICRO-CAP    REAL ESTATE   DEVELOPING    ASSET
                                                                 GROWTH      SECURITIES    MARKETS     STRATEGY
                                                               -----------   ----------   ----------   --------
Operations:
     Investment income (loss) - net .........................      (67,862)      91,617       17,408      1,992
     Net realized gains (losses) on investments .............   (1,972,046)      28,204     (137,944)    20,009
     Net change in unrealized appreciation or depreciation
        of investments ......................................    1,060,341      123,627     (334,026)   (37,278)
                                                               -----------   ----------   ----------   --------

Net increase (decrease) in net assets resulting
     from operations ........................................     (979,567)     243,448     (454,562)   (15,277)
                                                               -----------   ----------   ----------   --------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ...............................    7,098,969    1,881,044    1,306,042    360,874
     Policy withdrawals and charges .........................   (5,786,991)    (789,723)    (422,037)   (28,938)
                                                               -----------   ----------   ----------   --------

Increase in net assets from policy transactions .............    1,311,978    1,091,321      884,005    331,936
                                                               -----------   ----------   ----------   --------

Increase (decrease) in net assets ...........................      332,411    1,334,769      429,443    316,659

Net assets at the beginning of period .......................   14,805,641    1,924,616    4,886,144     93,555
                                                               -----------   ----------   ----------   --------

Net assets at the end of period .............................   15,138,052    3,259,385    5,315,587    410,214
                                                               ===========   ==========   ==========   ========

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2001


                                                                                  SEGREGATED SUB-ACCOUNTS
                                                             --------------------------------------------------------------------
                                                                             FIDELITY     FIDELITY       FIDELITY    JANUS ASPEN
                                                               FRANKLIN        VIP           VIP           VIP          CAPITAL
                                                              SMALL-CAP      MID-CAP     CONTRAFUND   EQUITY-INCOME  APPRECIATION
                                                             -----------   -----------   -----------  -------------  ------------
Operations:
     Investment income (loss) - net ........................ $    (3,326)      (37,426)        6,564        20,807        49,892
     Net realized gains (losses) on investments ............     (46,780)      (11,761)      108,409       119,373      (570,622)
     Net change in unrealized appreciation or depreciation
        of investments .....................................    (102,958)     (129,168)   (1,183,704)     (299,970)   (2,783,449)
                                                             -----------   -----------   -----------   -----------   -----------

Net increase (decrease) in net assets resulting
     from operations .......................................    (153,064)     (178,355)   (1,068,731)     (159,790)   (3,304,179)
                                                             -----------   -----------   -----------   -----------   -----------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ..............................   3,248,126     3,875,225     6,090,831     7,207,656     5,500,690
     Policy withdrawals and charges ........................    (287,967)   (1,212,804)     (457,530)     (411,804)   (1,388,460)
                                                             -----------   -----------   -----------   -----------   -----------

Increase in net assets from policy transactions ............   2,960,159     2,662,421     5,633,301     6,795,852     4,112,230
                                                             -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets ..........................   2,807,095     2,484,066     4,564,570     6,636,062       808,051

Net assets at the beginning of period ......................   1,418,336     7,288,381     7,680,507     2,805,732    13,617,668
                                                             -----------   -----------   -----------   -----------   -----------

Net assets at the end of period ............................ $ 4,225,431     9,772,447    12,245,077     9,441,794    14,425,719
                                                             ===========   ===========   ===========   ===========   ===========
                                                                   SEGREGATED SUB-ACCOUNTS
                                                               -------------------------------
                                                                JANUS ASPEN    CREDIT SUISSE
                                                               INTERNATIONAL    GLOBAL POST-
                                                                  GROWTH       VENTURE CAPITAL
                                                               -------------   ---------------
Operations:
     Investment income (loss) - net .........................        28,308          (3,001)
     Net realized gains (losses) on investments .............      (420,398)        (23,791)
     Net change in unrealized appreciation or depreciation
        of investments ......................................    (2,439,088)       (121,417)
                                                                -----------     -----------

Net increase (decrease) in net assets resulting
     from operations ........................................    (2,831,178)       (148,209)
                                                                -----------     -----------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments ...............................     7,310,053         634,794
     Policy withdrawals and charges .........................      (864,755)        (52,908)
                                                                -----------     -----------

Increase in net assets from policy transactions .............     6,445,298         581,886
                                                                -----------     -----------

Increase (decrease) in net assets ...........................     3,614,120         433,677

Net assets at the beginning of period .......................    10,082,946         453,133
                                                                -----------     -----------

Net assets at the end of period .............................    13,697,066         886,810
                                                                ===========     ===========

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

(1)      ORGANIZATION

         The Minnesota Life Variable Life Account (the Account) was established on October 21, 1985 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently three types of variable life policies each consisting of twenty-five segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include three types of variable life policies, Variable Adjustable Life, Variable Adjustable Life Second Death and Variable Adjustable Life Horizon offered by the Account.


         The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable Life policy owners allocate their purchase payments to one or more of the twenty-five segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc. (the Fund), Franklin Templeton Variable Insurance Products Trust, Fidelity Variable Insurance Products Funds, Janus Aspen Series, and Credit Suisse Trust, (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Global Bond Portfolio which is non-diversified), open-end management investment company.


         Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities, Templeton Developing Markets Securities, Templeton Global Asset Allocation (formerly Templeton Asset Strategy), Franklin Small-Cap, Fidelity VIP Mid-Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Janus Aspen Capital Appreciation, Janus Aspen International Growth, and Credit Suisse Global Post-Venture Capital, segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios of the Fund, Templeton Developing Markets Securities, Templeton Global Asset Allocation (formerly Templeton Asset Strategy), and Franklin Small-Cap Funds of Franklin Templeton Variable Insurance Products Trust, Fidelity VIP Mid-Cap, Fidelity VIP Contrafund and Fidelity VIP Equity-Income Portfolios of Fidelity Variable Insurance Product Funds, Capital Appreciation Portfolio and International Growth Portfolio of Janus Aspen Series, and Global Post-Venture Capital Portfolio of Credit Suisse Trust, respectively.

         Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Fund. Both Securian and Advantus are sister companies of Minnesota Life.


(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

         INVESTMENTS IN UNDERLYING FUNDS

         Investments in shares of the underlying Funds are stated at market value which is the net asset value per share as determined daily by each underlying Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the underlying Funds are reinvested in additional shares of the underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The underlying Advantus Series Fund, Inc. Portfolios may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT



(3)      EXPENSES AND RELATED PARTY TRANSACTIONS

         The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

         Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

                  A basic sales load of up to 7 percent is deducted from each premium payment. A first year sales load not to exceed 44 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December 31, 2002 and 2001 amounted to $28,103,420 and $28,871,146, respectively.

                  An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1000 face amount of insurance for Variable Adjustable Life policies and $10 per $1,000 face amount of insurance for Variable Adjustable Life Second Death policies. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 2002 and 2001 amounted to $7,076,212 and $9,530,725, respectively.

                  A premium tax charge in the amount of 2.5 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. Premium taxes are paid to state and local governments. Total premium tax charges for the years ended December 31, 2002 and 2001 amounted to $6,912,998 and $7,331,047, respectively.

                  A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 2002 and 2001 amounted to $3,225,269 and $3,273,931, respectively.

                  Beginning in 1996, a federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2002 and 2001 amounted to $484,724 and $595,704, respectively.

         In addition to deductions from premium payments, cash value charges (which may include an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks), if any, are assessed from the actual cash value of each policy. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Life Second Death policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $95 is assessed for each policy adjustment. A charge not to exceed $10 may be assessed for each transfer of actual cash value among the segregated sub-accounts. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month.

         The following charges are associated with Variable Adjustable Life Horizon. An additional face amount charge not to exceed $5 per thousand is charged for first-year base premiums. A premium charge of 3 percent is charged on all non-repeating premiums. In addition, against the cash value of a Policy, Minnesota Life deducts a monthly policy charge of $8 plus 2 cents per thousand of the face amount. The monthly policy charge cannot exceed $10 plus 3 cents per thousand of the face amount.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT

         The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

         To the extent the Account invests in the Advantus Series Fund, Inc. , the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.95% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

         The total of cash value charges for the years ended December 31, 2002 and 2001 for each segregated sub-account are as follows:

                                                                 2002             2001
                                                            ---------------  ---------------
             Growth                                         $    7,394,570   $    7,934,554
             Bond                                                4,519,335        3,819,229
             Money Market                                        2,229,263        1,923,703
             Asset Allocation                                   10,502,561       10,829,349
             Mortgage Securities                                 3,236,282        2,199,778
             Index 500                                          15,088,724       14,992,339
             Capital Appreciation                                6,129,002        7,295,815
             International Stock                                 7,623,752        7,874,789
             Small Company Growth                                5,795,696        6,247,016
             Value Stock                                         5,057,900        5,215,075
             Small Company Value                                 1,483,350          853,556
             Global Bond                                           650,125          474,039
             Index 400 Mid-Cap                                   1,294,761          970,246
             Macro-Cap Value                                       815,308          754,558
             Micro-Cap Growth                                    1,346,190        1,445,136
             Real Estate Securities                                508,819          203,650
             Templeton Developing Markets Securities               634,525          523,375
             Templeton Global Asset Allocation                      80,129           29,104
             Franklin Small-Cap                                    756,265          430,059
             Fidelity VIP Mid-Cap                                1,179,617          834,276
             Fidelity VIP Contrafund                             1,613,550        1,049,445
             Fidelity VIP Equity-Income                          1,251,697          621,294
             Janus Aspen Capital Appreciation                    1,917,437        1,626,735
             Janus Aspen International Growth                    1,611,971        1,348,571
             Credit Suisse Global Post-Venture Capital             115,810           85,841

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT



(4)    INVESTMENT TRANSACTIONS

       The Account's purchases of fund shares, including reinvested dividend distributions, were as follows during the years ended December 31, 2002 and 2001.

                                                               2002              2001
                                                          ---------------   ---------------
Advantus Series Fund, Inc.:
       Growth Portfolio                                    $  29,419,431     $  51,873,146
       Bond Portfolio                                         24,254,831        21,988,052
       Money Market Portfolio                                 34,444,442        37,353,416
       Asset Allocation Portfolio                             34,499,549        57,879,867
       Mortgage Securities Portfolio                          25,852,507        17,655,174
       Index 500 Portfolio                                    81,438,971        82,669,142
       Capital Appreciation Portfolio                         24,097,818        63,507,029
       International Stock Portfolio                          36,278,186        50,749,118
       Small Company Growth Portfolio                         25,948,471        58,829,028
       Value Stock Portfolio                                  20,108,072        21,321,709
       Small Company Value Portfolio                          14,751,852        11,467,405
       Global Bond Portfolio                                   4,273,029         2,630,962
       Index 400 Portfolio                                    10,483,235         9,244,702
       Macro-Cap Value Portfolio                               5,607,333         5,468,537
       Micro-Cap Growth Portfolio                              6,806,438         7,141,281
       Real Estate Securities Portfolio                        8,095,300         1,984,807
Franklin Templeton Variable Insurance Products Trust:
       Developing Markets Securities Fund                      3,432,632         1,348,680
       Global Asset Allocation Fund                              665,741           386,288
       Franklin Small-Cap Fund                                 4,927,448         3,257,381
Fidelity Variable Insurance Products Funds:
       VIP Mid-Cap Portfolio                                   7,520,441         3,875,224
       VIP Contrafund Portfolio                               13,981,769         6,347,005
       VIP Equity-Income Portfolio                             9,980,770         7,392,883
Janus Aspen Series:
       Capital Appreciation Portfolio                         10,123,907         5,618,114
       International Growth Portfolio                          8,746,017         7,394,514
Credit Suisse Trust:
       Global Post-Venture Capital Portfolio                     648,623           634,794

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS

         Transactions in units for each segregated sub-account for the years ended December 31, 2002 and 2001 were as follows:


                                                                              SEGREGATED SUB-ACCOUNTS
                                                  --------------------------------------------------------------------------------
                                                                                       MONEY            ASSET           MORTGAGE
                                                     GROWTH            BOND            MARKET         ALLOCATION       SECURITIES
                                                  -----------       ----------      -----------      -----------       ----------
Units outstanding at
  December 31, 2000 .........................      26,708,050       16,671,238       11,201,306       42,926,041        7,668,796
              Policy purchase
                      payments ..............      10,092,456        6,633,155       18,859,729       11,613,612        4,932,718
              Policy withdrawals
                      and charges ...........      (8,826,819)      (4,882,195)     (20,386,929)     (10,505,230)      (2,368,293)
                                                  -----------       ----------      -----------      -----------       ----------
Units outstanding at
  December 31, 2001 .........................      27,973,687       18,422,198        9,674,106       44,034,423       10,233,221
              Policy purchase
                      payments ..............      10,411,240        8,857,017       17,319,134       11,556,607        8,159,010
              Policy withdrawals
                      and charges ...........     (10,082,563)      (6,713,749)     (14,300,232)     (12,194,077)      (4,985,152)
                                                  -----------       ----------      -----------      -----------       ----------
Units outstanding at
  December 31, 2002 .........................      28,302,364       20,565,466       12,693,008       43,396,953       13,407,079
                                                  ===========       ==========      ===========      ===========       ==========

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT

                                                                               SEGREGATED SUB-ACCOUNTS
                                                  --------------------------------------------------------------------------------
                                                                                                       SMALL
                                                     INDEX           CAPITAL       INTERNATIONAL       COMPANY            VALUE
                                                      500          APPRECIATION       STOCK            GROWTH             STOCK
                                                  -----------      ------------    -------------      -----------      -----------
Units outstanding at
  December 31, 2000 .........................      36,846,367       26,043,006       45,365,710       38,158,772       27,514,067
              Policy purchase
                      payments ..............      16,340,207        6,492,561       15,373,005       15,595,439       10,458,089
              Policy withdrawals
                      and charges ...........     (10,330,549)      (6,912,248)     (14,929,091)     (13,104,625)      (8,404,134)
                                                  -----------       ----------      -----------      -----------       ----------
Units outstanding at
  December 31, 2001 .........................      42,856,025       25,623,319       45,809,624       40,649,586       29,568,022
              Policy purchase
                      payments ..............      20,644,644        7,562,842       17,482,541       16,739,690       11,428,502
              Policy withdrawals
                      and charges ...........     (17,560,015)      (7,807,290)     (16,986,199)     (15,188,397)      (9,547,190)
                                                  -----------       ----------      -----------      -----------       ----------

Units outstanding at
  December 31, 2002 .........................      45,940,654       25,378,871       46,305,966       42,200,879       31,449,334
                                                  ===========       ==========      ===========      ===========       ==========

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                   -----------------------------------------------------------------------------
                                                      SMALL
                                                     COMPANY         GLOBAL         INDEX 400         MACRO-CAP        MICRO-CAP
                                                      VALUE           BOND           MID-CAP            VALUE           GROWTH
                                                   ----------      ----------       ----------       ----------       ----------
Units outstanding at
  December 31, 2000 .........................       5,454,038       2,503,772        5,576,822        6,333,932        7,378,187
               Policy purchase
                       payments .............       9,471,238       2,531,731        6,459,355        5,649,808        4,533,833
               Policy withdrawals
                       and charges ..........      (3,336,364)     (1,271,712)      (2,852,833)      (2,876,719)      (3,357,918)
                                                   ----------      ----------       ----------       ----------       ----------
Units outstanding at
  December 31, 2001 .........................      11,588,912       3,763,791        9,183,344        9,107,021        8,554,102
              Policy purchase
                      payments ..............      12,710,436       3,910,505        8,131,408        7,105,325        5,920,450
              Policy withdrawals
                      and charges ...........      (7,704,599)     (2,285,628)      (5,214,420)      (4,300,727)      (4,237,953)
                                                   ----------      ----------       ----------       ----------       ----------

Units outstanding at
  December 31, 2002 .........................      16,594,748       5,388,668       12,100,332       11,911,619       10,236,599
                                                   ==========      ==========       ==========       ==========       ==========

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT

                                                                                SEGREGATED SUB-ACCOUNTS
                                                  ---------------------------------------------------------------------------
                                                                  TEMPLETON
                                                                  DEVELOPING     TEMPLETON
                                                  REAL ESTATE      MARKETS      GLOBAL ASSET      FRANKLIN       FIDELITY VIP
                                                  SECURITIES      SECURITIES    ALLOCATION(A)     SMALL-CAP        MID-CAP
                                                  ----------      ----------    -------------    ----------      ------------
Units outstanding at
  December 31, 2000 .........................      1,850,871       5,514,180        93,085        1,694,156        5,714,598
              Policy purchase
                      payments ..............      1,769,749       3,634,296       486,132        6,101,083        5,643,131
              Policy withdrawals
                      and charges ...........       (746,994)     (2,589,553)     (123,717)      (1,809,327)      (3,376,494)
                                                  ----------      ----------      --------       ----------       ----------
Units outstanding at
  December 31, 2001 .........................      2,873,626       6,558,923       455,500        5,985,912        7,981,235
              Policy purchase
                      payments ..............      6,720,965       4,476,782       771,432        9,781,339        7,113,847
              Policy withdrawals
                      and charges ...........     (3,051,216)     (3,139,595)     (261,460)      (4,312,234)      (4,614,649)
                                                  ----------      ----------      --------       ----------       ----------

Units outstanding at
  December 31, 2002 .........................      6,543,375       7,896,110       965,472       11,455,017       10,480,433
                                                  ==========      ==========      ========       ==========       ==========



(a) Formerly Templeton Asset Strategy sub-account. Effective May 1, 2002, the underlying fund changed it's name to Templeton Global Asset Allocation.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT


                                                                                 SEGREGATED SUB-ACCOUNTS
                                                   ---------------------------------------------------------------------------------
                                                                                    JANUS ASPEN       JANUS ASPEN     CREDIT SUISSE
                                                  FIDELITY VIP     FIDELITY VIP       CAPITAL        INTERNATIONAL    GLOBAL POST-
                                                   CONTRAFUND     EQUITY-INCOME     APPRECIATION        GROWTH       VENTURE CAPITAL
                                                  ------------    -------------     ------------     -------------   ---------------

Units outstanding at
  December 31, 2000 .........................       8,088,150        2,491,833       16,489,515       12,109,349         599,798
              Policy purchase
                      payments ..............      10,751,477        8,783,726       15,091,583       16,916,706       1,555,751
              Policy withdrawals
                      and charges ...........      (4,033,738)      (2,383,256)      (9,122,954)      (7,435,472)       (509,385)
                                                   ----------       ----------       ----------       ----------       ---------

Units outstanding at
  December 31, 2001 .........................      14,805,889        8,892,303       22,458,144       21,590,583       1,646,164
              Policy purchase
                      payments ..............      19,249,234       10,977,823       19,377,092       18,492,209       1,614,572
              Policy withdrawals
                      and charges ...........      (7,267,988)      (5,740,052)     (13,168,645)     (15,002,340)     (1,161,293)
                                                   ----------       ----------       ----------       ----------       ---------

Units outstanding at
  December 31, 2002 .........................      26,787,135       14,130,074       28,666,591       25,080,452       2,099,443
                                                   ==========       ==========       ==========       ==========       =========

MINNESOTA LIFE VARIABLE LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS

                                                             At December 31                  For the year ended December 31
                                                        -------------------------      ------------------------------------------
                                                                                         Investment       Expense         Total
Sub-account                                             Unit Value    Net Assets       Income Ratio*       Ratio**      Return***
-----------                                             ----------   ------------      -------------      --------      ---------
Growth                                        2002       $  2.48     $ 70,296,942           0.00%          0.50%         (25.81)%
                                              2001          3.35       93,654,792           0.00           0.50          (25.18)

Bond                                          2002          2.88       59,156,158           0.00           0.50            9.95
                                              2001          2.62       48,199,915          11.15           0.50            7.36

Money Market                                  2002          1.98       25,130,135           1.26           0.50            0.78
                                              2001          1.96       19,005,982           3.72           0.50            3.27

Asset Allocation                              2002          2.87      124,438,389           0.00           0.50           (9.44)
                                              2001          3.17      139,433,091           2.12           0.50          (14.79)

Mortgage Securities                           2002          3.27       43,878,832           0.06           0.50            9.11
                                              2001          3.00       30,708,062          12.24           0.50            8.43

Index 500                                     2002          3.58      164,331,526           0.00           0.50          (22.75)
                                              2001          4.63      198,433,249           1.01           0.50          (12.69)

Capital Appreciation                          2002          2.75       69,727,380           0.00           0.50          (31.88)
                                              2001          4.03      103,373,557           0.10           0.50          (25.01)

International Stock                           2002          1.85       85,738,006           0.00           0.50          (18.23)
                                              2001          2.26      103,736,638           4.23           0.50          (11.65)

Small Company Growth                          2002          1.34       56,725,839           0.00           0.50          (32.14)
                                              2001          1.98       80,522,027           0.00           0.50          (15.12)

Value Stock                                   2002          1.60       50,229,078           0.00           0.50          (15.74)
                                              2001          1.90       56,049,664           1.17           0.50          (10.90)

Small Company Value                           2002          0.97       16,144,437           0.00           0.50          (20.38)
                                              2001          1.22       14,159,859           0.00           0.50          (15.01)

Global Bond                                   2002          1.19        6,398,401           0.25           0.50           17.35
                                              2001          1.01        3,812,011           1.28           0.50           (2.00)

Index 400 Mid-Cap                             2002          1.17       14,144,300           0.00           0.50          (15.46)
                                              2001          1.38       12,697,653           1.07           0.50           (1.56)

Macro-Cap Value                               2002          0.69        8,192,164           0.00           0.50          (28.50)
                                              2001          0.96        8,759,999           0.32           0.50           (8.20)

Micro-Cap Growth                              2002          0.99       10,156,947           0.00           0.50          (43.93)
                                              2001          1.77       15,138,052           0.00           0.50          (11.77)

Real Estate Securities                        2002          1.21        7,899,437           0.02           0.50            6.43
                                              2001          1.13        3,259,385           4.28           0.50            9.49

Templeton Developing Markets Securities       2002          0.81        6,358,050           1.43           0.50           (0.64)
                                              2001          0.81        5,315,587           0.84           0.50           (8.54)

Templeton Global Asset Allocation (a)         2002          0.86          827,190           1.79           0.50           (4.87)
                                              2001          0.90          410,214           1.39           0.50          (10.40)

Franklin Small-Cap                            2002          0.50        5,737,923           0.24           0.50          (29.04)
                                              2001          0.71        4,225,431           0.37           0.50          (15.67)

Fidelity VIP Mid-Cap                          2002          1.10       11,488,617           0.00           0.50          (10.47)
                                              2001          1.22        9,772,447           0.00           0.50           (4.00)

Fidelity VIP Contrafund                       2002          0.74       19,926,546           0.55           0.50          (10.06)
                                              2001          0.83       12,245,077           0.57           0.50          (12.91)

Fidelity VIP Equity-Income                    2002          0.88       12,367,782           3.29           0.50          (17.57)
                                              2001          1.06        9,441,794           0.89           0.50           (5.70)

                                                             At December 31                  For the year ended December 31
                                                        -------------------------      ------------------------------------------
                                                                                         Investment       Expense         Total
Sub-account                                             Unit Value    Net Assets       Income Ratio*       Ratio**      Return***
-----------                                             ----------   ------------      -------------      --------      ---------
Janus Aspen Capital Appreciation              2002          0.54       15,403,645           0.32           0.50          (16.35)
                                              2001          0.64       14,425,719           0.87           0.50          (22.22)

Janus Aspen International Growth              2002          0.47       11,753,696           0.69           0.50          (26.13)
                                              2001          0.63       13,697,066           0.75           0.50          (23.81)

Credit Suisse Global Post-Venture Capital     2002          0.35          740,973           0.00           0.50          (34.49)
                                              2001          0.54          886,810           0.00           0.50          (28.99)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the year ended, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a) Formerly Templeton Asset Strategy sub-account. Effective May 1, 2002, the underlying fund changed its name to Templeton Global Asset Allocation.

                              [LETTERHEAD OF KPMG]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of the Minnesota Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Minnesota Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 2 to the consolidated financial statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES; and effective April 1, 2001, the Company adopted Emerging Issues Task Force 99-20, RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED INTERESTS IN SECURITIZED FINANCIAL ASSETS.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

                                    KPMG LLP

Minneapolis, Minnesota
February 7, 2003

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001
                                 (In thousands)

Assets                                                                                    2002            2001
------                                                                               -------------    ------------
    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $4,502,266 and $5,061,422)   $   4,784,210    $  5,279,515
    Equity securities, at fair value (cost $506,426 and $594,916)                          461,426         602,554
    Mortgage loans, net                                                                    767,944         738,749
    Real estate, net                                                                         7,858          11,925
    Finance receivables, net                                                               121,306         126,037
    Policy loans                                                                           259,531         256,844
    Short-term investments                                                               1,460,454         621,907
    Private equity investments (cost $278,539 and $301,728)                                221,614         263,928
    Fixed maturity securities on loan, at fair value
      (amortized cost $1,136,148 and $348,651)                                           1,208,935         365,031
    Equity securities on loan, at fair value (cost $73,904 and $39,575)                     71,338          48,280
    Other invested assets                                                                   65,215         166,340
                                                                                     -------------    ------------
      Total investments                                                                  9,429,831       8,481,110

    Cash                                                                                    24,694          32,589
    Deferred policy acquisition costs                                                      570,738         683,339
    Accrued investment income                                                               89,849          94,539
    Premiums receivable                                                                    123,172         116,483
    Property and equipment, net                                                             78,991          80,822
    Reinsurance recoverables                                                               645,599         621,615
    Other assets                                                                            47,419          42,645
    Separate account assets                                                              6,684,280       7,558,283
                                                                                     -------------    ------------
         Total assets                                                                $  17,694,573    $ 17,711,425
                                                                                     =============    ============

Liabilities and Stockholder's Equity
------------------------------------

Liabilities:

    Policy and contract account balances                                             $   4,371,712    $  4,191,843
    Future policy and contract benefits                                                  2,027,976       1,929,205
    Pending policy and contract claims                                                     131,121         133,920
    Other policyholder funds                                                               528,417         499,940
    Policyholder dividends payable                                                          54,455          55,978
    Unearned premiums and fees                                                             191,277         209,255
    Federal income tax liability:
      Current                                                                               15,431          32,360
      Deferred                                                                              68,106         113,060
    Other liabilities                                                                      362,022         518,547
    Notes payable                                                                          137,000         159,000
    Securities lending collateral                                                        1,307,146         424,406
    Separate account liabilities                                                         6,646,646       7,511,607
                                                                                     -------------    ------------
      Total liabilities                                                                 15,841,309      15,779,121
                                                                                     -------------    ------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
      Issued and outstanding                                                                 5,000           5,000
    Additional paid in capital                                                               3,000           3,000
    Retained earnings                                                                    1,786,873       1,821,015
    Accumulated other comprehensive income                                                  58,391         103,289
                                                                                     -------------    ------------
      Total stockholder's equity                                                         1,853,264       1,932,304
                                                                                     -------------    ------------
         Total liabilities and stockholder's equity                                  $  17,694,573    $ 17,711,425
                                                                                     =============    ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

                                                            2002                  2001                  2000
                                                      ----------------      ----------------      ----------------
Revenues:

  Premiums                                            $        888,489      $        793,357      $        761,451
  Policy and contract fees                                     359,989               354,373               359,980
  Net investment income                                        499,103               527,335               575,900
  Net realized investment gains (losses)                      (137,097)              (12,972)              147,623
  Finance charge income                                         33,125                33,400                31,000
  Other income                                                  52,103               105,914                89,386
                                                      ----------------      ----------------      ----------------
    Total revenues                                           1,695,712             1,801,407             1,965,340
                                                      ----------------      ----------------      ----------------

Benefits and expenses:

  Policyholder benefits                                        850,400               756,075               704,748
  Interest credited to policies and contracts                  288,548               288,673               289,298
  General operating expenses                                   357,264               440,895               372,581
  Commissions                                                   93,909               122,709               123,463
  Administrative and sponsorship fees                           71,166                81,194                80,288
  Dividends to policyholders                                    19,162                19,670                19,526
  Interest on notes payable                                     12,758                16,684                26,146
  Amortization of deferred policy acquisition costs            188,662               171,580               185,962
  Capitalization of policy acquisition costs                  (169,437)             (185,366)             (180,689)
                                                      ----------------      ----------------      ----------------
    Total benefits and expenses                              1,712,432             1,712,114             1,621,323
                                                      ----------------      ----------------      ----------------
      Income (loss) from operations before taxes               (16,720)               89,293               344,017

  Federal income tax expense (benefit):

    Current                                                      3,048                22,793               113,700
    Deferred                                                   (23,524)               (3,928)               (4,403)
                                                      ----------------      ----------------      ----------------
      Total federal income tax expense (benefit)               (20,476)               18,865               109,297
                                                      ----------------      ----------------      ----------------
        Net income                                    $          3,756      $         70,428      $        234,720
                                                      ================      ================      ================

  Other comprehensive income (loss), net of tax:
    Unrealized gains (losses) on securities           $        (44,898)     $       (144,136)     $        129,348
                                                      ----------------      ----------------      ----------------
    Other comprehensive income (loss), net of tax              (44,898)             (144,136)              129,348
                                                      ----------------      ----------------      ----------------
        Comprehensive income (loss)                   $        (41,142)     $        (73,708)     $        364,068
                                                      ================      ================      ================

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

                                                              2002                  2001                  2000
                                                        ----------------      ----------------      ----------------
Common stock:
     Total common stock                                 $          5,000      $          5,000      $          5,000
                                                        ================      ================      ================

Additional paid in capital:
     Beginning balance                                  $          3,000      $          3,000      $          3,000
     Contribution                                                      -                     -                     -
                                                        ----------------      ----------------      ----------------
         Total additional paid in capital               $          3,000      $          3,000      $          3,000
                                                        ================      ================      ================

Retained earnings:
     Beginning balance                                  $      1,821,015      $      1,811,707      $      1,629,787
     Net income                                                    3,756                70,428               234,720
     Dividends to stockholder                                    (37,898)              (61,120)              (52,800)
                                                        ----------------      ----------------      ----------------
         Total retained earnings                        $      1,786,873      $      1,821,015      $      1,811,707
                                                        ================      ================      ================

Accumulated other comprehensive income:
     Beginning balance                                  $        103,289      $        247,425      $        118,077
     Change in unrealized appreciation (depreciation)
        of securities                                            (44,898)             (144,136)              129,348
                                                        ----------------      ----------------      ----------------
         Total accumulated other comprehensive income   $         58,391      $        103,289      $        247,425
                                                        ================      ================      ================
              Total stockholder's equity                $      1,853,264      $      1,932,304      $      2,067,132
                                                        ================      ================      ================

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

Cash Flows from Operating Activities                                     2002                2001                 2000
------------------------------------                               ---------------     ---------------      ---------------
Net income                                                         $         3,756     $        70,428      $       234,720
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Interest credited to annuity and insurance contracts                   288,548             288,673              289,298
    Fees deducted from policy and contract balances                       (226,873)           (221,645)            (222,243)
    Change in future policy benefits                                       153,061              53,835               48,417
    Change in other policyholder liabilities, net                          (35,323)             18,215               23,655
    Amortization of deferred policy acquisition costs                      188,662             171,580              185,962
    Capitalization of policy acquisition costs                            (169,437)           (185,366)            (180,689)
    Change in premiums receivable                                           (6,689)             (7,421)             (14,891)
    Deferred tax provision                                                 (23,524)             (3,928)              (4,403)
    Change in federal income tax liabilities - current                     (16,929)            (11,700)             (19,044)
    Net realized investment losses (gains)                                 137,097              12,972             (147,623)
    Change in reinsurance recoverables                                     (22,515)            (32,041)            (406,852)
    Other, net                                                             (59,490)            (37,774)             110,107
                                                                   ---------------     ---------------      ---------------
      Net cash provided by (used for) operating activities                 210,344             115,828             (103,586)
                                                                   ---------------     ---------------      ---------------
Cash Flows from Investing Activities
------------------------------------
Proceeds from sales of:
  Fixed maturity securities, available-for-sale                          2,046,691           1,738,948            1,373,968
  Equity securities                                                        378,452             481,396              791,354
  Real estate                                                                3,301               5,362                4,226
  Private equity investments                                                11,583              15,596               46,012
  Other invested assets                                                     12,343               5,896               18,554
Proceeds from maturities and repayments of:
  Fixed maturity securities, available-for-sale                            601,211             379,989              306,017
  Fixed maturity securities, held-to-maturity                                    -                   -              127,450
  Mortgage loans                                                            50,370              44,312              100,617
Purchases of:
  Fixed maturity securities, available-for-sale                         (2,898,144)         (2,249,224)          (1,390,655)
  Fixed maturity securities, held-to-maturity                                    -                   -              (13,897)
  Equity securities                                                       (377,641)           (502,064)            (634,873)
  Mortgage loans                                                           (78,011)           (118,003)             (68,685)
  Real estate                                                                    -                (140)                 (99)
  Private equity investments                                               (42,639)            (28,580)             (84,239)
  Other invested assets                                                     (2,866)             (8,381)              (2,689)
Finance receivable originations or purchases                               (82,141)            (83,578)            (180,433)
Finance receivable principal payments                                       78,266              78,289              176,053
Securities lending collateral                                              882,740             347,282               77,124
Securities in transit                                                      (39,632)             99,765              (75,314)
Other, net                                                                 (14,346)            (41,741)             (21,243)
                                                                   ---------------     ---------------      ---------------
      Net cash provided by investing activities                            529,537             165,124              549,248
                                                                   ---------------     ---------------      ---------------
Cash Flows from Financing Activities
------------------------------------
Deposits credited to annuity and insurance contracts                       873,029             948,380              497,868
Withdrawals from annuity and insurance contracts                          (681,309)           (834,348)            (689,749)
Payments on debt                                                           (22,000)            (26,000)            (123,000)
Dividends paid to stockholder                                              (78,586)                  -              (52,800)
Other, net                                                                    (363)              1,331               (4,596)
                                                                   ---------------     ---------------      ---------------
      Net cash provided by (used for) financing activities                  90,771              89,363             (372,277)
                                                                   ---------------     ---------------      ---------------
Net increase in cash and short-term investments                            830,652             370,315               73,385
Cash and short-term investments, beginning of year                         654,496             284,181              210,796
                                                                   ---------------     ---------------      ---------------
Cash and short-term investments, end of year                       $     1,485,148     $       654,496      $       284,181
                                                                   ===============     ===============      ===============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)  NATURE OF OPERATIONS

     Description of Business

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company, Enterprise Holding Company, Securian Casualty Company (formerly known as HomePlus Insurance Company), Northstar Life Insurance Company, Securian Life Insurance Company (formerly known as The Ministers Life Insurance Company), and its majority-owned subsidiary MIMLIC Life Insurance Company. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Services. Revenues, including net realized investment gains and losses, in 2002 for these business units were $642,249,000, $287,001,000, $672,349,000 and
     $188,626,000, respectively. Revenues in 2001 for these strategic business units were $640,162,000, $305,591,000, $563,784,000, and $182,488,000,
     respectively. Additional revenues, including net realized investment gains and losses, reported by the Company's subsidiaries and corporate product line as of December 31, 2002 and 2001, were ($94,513,000) and $109,382,000, respectively.

     The Company serves seven million people through more than 4,400 associates located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     On January 2, 2002, ownership of Advantus Capital Management, Inc. and its wholly-owned subsidiary, Securian Financial Services, Inc., was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     During 2002, name changes were approved for two Minnesota Life Insurance Company subsidiaries. Effective July 1, 2002, HomePlus Insurance Company changed its name to Securian Casualty Company and effective December 1, 2002, The Ministers Life Insurance Company changed its name to Securian Life Insurance Company.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The consolidated financial statements include the accounts of the Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Insurance Revenues and Expenses

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

     For traditional life, accident and health and group life products, deferred policy acquisition costs (DAC) are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC is amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses and investment returns periodically throughout the year. Actuarial assumptions are updated as necessary to reflect the Company's best estimate of each assumption used. Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the statement of operations.

     Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 13.

     Software Capitalization

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized cost of $21,271,000, $18,575,000 and $13,314,000 and amortized software expense of $8,227,000, $8,065,000 and $5,014,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Finance Charge Income and Receivables

     Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or less are due and unpaid. On large homogeneous loans, finance charges and interest are suspended when a loan is considered by management to be impaired.

     Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

     Valuation of Investments

     Fixed maturity securities, which may be sold prior to maturity, including fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Effective January 1, 2001, all fixed maturity securities classified as held-to-maturity securities were converted to available-for-sale securities, under the one time provision allowed under FASB Statement No. 133 (FAS 133), ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. These securities were previously carried at amortized cost, net of any impairment write-downs. The net impact to accumulated other comprehensive income upon conversion was an approximate increase of $16,705,000. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

     Equity securities (common stocks, preferred stocks and equity securities on loan) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by an affiliate of the Company and mutual funds in select asset classes that are sub-advised. These contributions are carried at the market value of the underlying net assets of the funds.

     Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral.

     Private equity investments in limited partnerships are carried on the balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Changes in fair value are recorded directly in stockholder's equity. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments (Continued)

     Fair values of fixed maturity securities, equity securities and private equity investments are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from either independent pricing services which specialize in matrix pricing and modeling techniques, independent broker bids, financial statement valuations or internal appraisal. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 2002 and 2001, was $7,543,000 and $7,503,000, respectively.

     Policy loans are carried at the unpaid principal balance.

     Cash and short-term investments are carried at fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than twelve months to be short-term investments.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

     Effective March 15, 2001 the FASB issued EITF 99-20, RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN CERTAIN SECURITIZED FINANCIAL ASSETS, which established standardized reporting models for certain types of asset backed securities including all interest only strips and asset backed securities not of high credit quality. The holder of the beneficial interest should recognize the excess of all cash flows attributable to the beneficial interest estimated at the acquisition/transaction date over the initial investment and record as interest income over the life of the beneficial interest using the effective yield method. The Company identified holdings with a market value of $29,000,000 and $36,000,000, as of December 31, 2002 and 2001,
     respectively, that it deemed subject to application of this pronouncement. Upon calculating the excess of the net present value of the cash flows using market discount rates and comparing to the initial cost of the investments, approximately $24,478,000 and $14,300,000 of permanent write-downs were recorded as realized losses, for the years ended December 31, 2002 and 2001, respectively.

     Credit Risk

     Financial instruments, consisting primarily of cash and short-term investments, potentially subject the Company to concentration credit risk. The Company places its cash and short-term investments with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to mortgages, bonds and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Credit Risk (Continued)

     The Company has investments in its affiliated investment advisor's public mutual funds totaling $127,000,000 and $154,000,000 as of December 31, 2002 and 2001, respectively. These investments are distributed between eight well diversified funds consisting of multiple asset classes.

     Derivative Financial Instruments

     Effective January 1, 2001, the Company adopted FAS 133 which requires that all derivative instruments be recorded on the balance sheet at fair value. On the date derivative contracts are entered into, the Company designates the derivative as either (a) a hedge of the fair value of a recognized firm commitment (fair value hedge), (b) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), or (c) a hedge of a net investment in a foreign operation (net investment hedge).

     The Company holds derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

     In the normal course of business the Company currently holds one derivative in the form of an equity swap. The purpose of this swap is to hedge the fair value of equity linked instruments to equity market movements. Equity swaps are considered to be fair value hedges and are entered into only for the purpose of hedging such risks, not for speculation. Generally, the Company enters into hedging relationships such that changes in the fair values or cash flows of items and transactions being hedged are expected to be offset by corresponding changes in the values of the derivatives. Changes in fair value of these swaps are generally offset to net realized investment gains (losses) by changes in the fair value of the item being hedged.

     The Company is using short-duration spot contracts to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement. The contracts have an immaterial impact on the Company's current year operating results.

     Upon initial application of FAS 133, January 1, 2001, the Company reclassified embedded derivatives on convertible bonds of approximately $26,200,000 from fixed maturity securities classified as available-for-sale to other invested assets. The Company also reclassified certain mortgage dollar roll securities and embedded options within convertible bonds from fixed maturity and equity securities classified as available-for-sale as of December 31, 2002 and 2001, in the amount of $14,100,000 and $74,100,000, respectively, to other invested assets. As of December 31, 2002 and 2001, the change in fair value of these securities included in realized capital gains was $172,000 and $1,600,000, respectively.

     Prior to the fourth quarter of 2000, the Company had invested in international bonds denominated in foreign currencies. These positions were all sold during the fourth quarter of 2000. The Company realized a loss on this sale, including foreign exchange losses, of $17,171,000. The Company used forward foreign exchange currency contracts as a part of its risk management strategy for international investments. The Company does not currently make use of foreign exchange currency contracts, other than the short-duration spot contracts disclosed above, as part of its investment strategy. Upon sale of the international investments, the Company purchased offsetting forward contracts. The impact, from this transaction, to the Company's results of operations was $84,000. The notional amount of the forward contracts for the year ended December 31, 2000, was $65,771,000.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Realized and Unrealized Gains and Losses

     Realized and unrealized gains and losses are determined on the specific identification method. Write-downs of available-for-sale securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.

     Changes in the fair value of fixed maturity securities available-for-sale, equity securities and private equity investments in limited partnerships are recorded as a separate component of stockholder's equity, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

     Impairments in the value of securities and other investments held by the Company, considered to be other than temporary, are recorded as permanent reductions of the cost of the securities or other investments, and corresponding realized losses are recognized in the consolidated statements of operations and comprehensive income. The Company reviews all securities and other investments on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

     Total other than temporary write-downs for fixed maturity securities, including EITF 99-20 write-downs, for the years ended December 31, 2002, 2001 and 2000 were $53,299,000, $28,760,000 and $11,250,000, respectively.

     Total other than temporary write-downs for equity securities for the years ended December 31, 2002, 2001 and 2000 were $5,314,000, $6,709,000 and $0, respectively. During 2002, an additional $40,300,000 of other than temporary write-downs for equity securities was recorded on a security that was subsequently sold.

     Total other than temporary write-downs for private equity investments for the years ended December 31, 2002, 2001 and 2000 were $51,410,000, $4,589,000 and $0, respectively.

     Securities Lending

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the market value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company. The income from these investments is recorded in net investment income and was $1,413,000, $239,000, and $105,000 as of December 31, 2002, 2001, and 2000, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2002, and 2001 were $1,280,273,000 and $413,311,000, respectively. As of December 31, 2002, and 2001, the collateral associated with securities lending was $1,307,146,000 and $424,406,000, respectively.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as short-term investments and securities lending collateral, respectively.

     Although the Company's securities lending program involves certain credit risk, the Company believes that the high quality of the collateral received (primarily commercial paper and money market instruments) and the Company's monitoring policies and procedures mitigate the likelihood of material losses under these arrangements.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Property and Equipment

     Property and equipment are carried at cost, net of accumulated depreciation of $150,521,000 and $138,819,000 at December 31, 2002 and 2001,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2002, 2001 and 2000, was $11,703,000, $13,242,000
     and $13,723,000, respectively. Effective January 1, 2002 the Company adopted FASB Statement No. 144 (FAS 144), ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which addresses financial accounting and reporting standards for the impairment and disposal of long-lived assets for fiscal years beginning after December 15, 2001. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of FAS 144.

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, the Company adopted FASB Statement No. 142 (FAS
     142), GOODWILL AND OTHER INTANGIBLE ASSETS, which establishes accounting and reporting standards for goodwill and other intangible assets. FAS 142 requires goodwill and other intangible assets that have indefinite useful lives to no longer be amortized; however, these assets must be tested at least annually for impairment. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of FAS 142.

     Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by an affiliate of the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds.

     The Company periodically invests money in its separate accounts. The market value of such investments, included with separate account assets, amounted to $37,634,000 and $46,676,000 at December 31, 2002 and 2001, respectively.

     Policyholder Liabilities

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. These traditional life products use an average assumed rate of investment yields ranging from 5.19% to 6.15% to estimate expected gross margins.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder Liabilities (Continued)

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as described in note 13.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     Reinsurance Recoverables

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

     Participating Business

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2002 and 2001, the total participating business in force was $19,470,981,000 and $20,121,593,000, respectively. As a percentage of total life insurance in force participating business in force represents 6.4% and 7.5% at December 31, 2002 and 2001, respectively.

     Closed Block of Business

     Effective January 1, 2001 the Company adopted Statement of Position 00-3 (SOP 00-3), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATIONS AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of SOP 00-3.

     Income Taxes

     The Company's federal income tax return is a consolidated life/non-life return filed under Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Reclassification

     Certain 2001 and 2000 financial statement balances have been reclassified to conform to the 2002 presentation.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

in thousands                  2002         2001        2000
------------                ---------   ---------   ---------
Fixed maturity securities   $ 398,491   $ 411,208   $ 429,168
Equity securities              24,620      29,088      52,097
Mortgage loans                 58,791      55,682      54,313
Real estate                     1,285       1,672       3,697
Policy loans                   19,360      18,257      17,371
Short-term investments          3,384       7,499      14,257
Private equity investments      3,277       3,289       3,191
Other invested assets           3,019       1,463       5,404
                            ---------   ---------   ---------
   Gross investment income    512,227     528,158     579,498
Investment expenses           (13,124)       (823)     (3,598)
                            ---------   ---------   ---------
   Total                    $ 499,103   $ 527,335   $ 575,900
                            =========   =========   =========

     Prior to 2002, the Company paid investment expenses to Advantus Capital Management, Inc. (Advantus) which were eliminated through the consolidation process. During 2002, these expenses were not eliminated due to the transfer of Advantus to Securian Financial Group, Inc.

     Net realized investment gains (losses) for the years ended December 31 were as follows:

in thousands                   2002        2001        2000
------------                ---------   ---------   ---------
Fixed maturity securities   $ (26,162)  $ (15,772)  $ (57,955)
Equity securities             (64,038)     (1,373)    177,243
Mortgage loans                  1,509           1        (419)
Real estate                        (1)      3,245      (2,456)
Private equity investments    (48,395)     (1,676)     28,128
Other invested assets             (10)      2,603       3,082
                            ---------   ---------   ---------
      Total                 $(137,097)  $ (12,972)  $ 147,623
                            =========   =========   =========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

in thousands                                        2002        2001        2000
------------                                     ---------   ---------   --------
Fixed maturity securities, available-for-sale:
      Gross realized gains                       $  59,802   $  34,884   $  10,926
      Gross realized losses                        (85,964)    (50,656)    (68,881)
Equity securities:
      Gross realized gains                          40,973      81,647     260,022
      Gross realized losses                       (105,011)    (83,020)    (82,779)
Private equity investments:
      Gross realized gains                           3,525       4,857      29,076
      Gross realized losses                        (51,920)     (6,533)       (948)

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Net unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

in thousands                                        2002        2001
------------                                     ---------   ---------
Gross unrealized gains                           $ 461,314   $ 361,575
Gross unrealized losses                           (204,273)   (168,979)
Adjustment to deferred acquisition costs          (135,368)    (41,993)
Adjustment to reserves                             (54,290)          -
Adjustment to unearned policy and contract fees     19,507       6,433
Deferred federal income taxes                      (28,499)    (53,747)
                                                 ---------   ---------
      Net unrealized gains                       $  58,391   $ 103,289
                                                 =========   =========

     The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

in thousands                                              Gross Unrealized
------------                               Amortized    ---------------------      Fair
December 31, 2002                            Cost         Gains      Losses        Value
-----------------------------------------  ----------   ---------   ---------   ----------
United States government and
  government agencies and authorities      $  201,802   $  19,153   $      30   $  220,925
Foreign governments                             1,280           -         439          841
Corporate securities                        3,006,533     245,059      58,802    3,192,790
Mortgage-backed securities                  1,292,651      78,406       1,403    1,369,654
                                           ----------   ---------   ---------   ----------
   Total fixed maturities                   4,502,266     342,618      60,674    4,784,210
Equity securities-unaffiliated                364,673      27,498      57,641      334,530
Equity securities-affiliated mutual funds     141,753       4,076      18,933      126,896
                                           ----------   ---------   ---------   ----------
   Total equity securities                    506,426      31,574      76,574      461,426
                                           ----------   ---------   ---------   ----------
       Total                               $5,008,692   $ 374,192   $ 137,248   $5,245,636
                                           ==========   =========   =========   ==========

in thousands                                                    Gross Unrealized
------------                                     Amortized    --------------------      Fair
December 31, 2001                                  Cost        Gains      Losses       Value
----------------------------------------------   ----------   --------   ---------   ----------
Available-for-sale:
  United States government and
    Government agencies and authorities          $  203,806   $ 66,552   $   1,672   $  268,686
  Foreign governments                                 1,425          -          79        1,346
  Corporate securities                            3,076,890    139,127      47,927    3,168,090
  Mortgage-backed securities                      1,779,301     65,522       3,430    1,841,393
                                                 ----------   --------   ---------   ----------
     Total fixed maturities                       5,061,422    271,201      53,108    5,279,515
  Equity securities-unaffiliated                    453,563     64,431      69,079      448,915
  Equity securities-affiliated mutual funds         141,353     19,199       6,913      153,639
                                                 ----------   --------   ---------   ----------
     Total equity securities                        594,916     83,630      75,992      602,554
                                                 ----------   --------   ---------   ----------
         Total                                   $5,656,338   $354,831   $ 129,100   $5,882,069
                                                 ==========   ========   =========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and fair value of securities on loan by type of investment were as follows:

in thousands                                            Gross Unrealized
------------                             Amortized    -------------------     Fair
December 31, 2002                          Cost        Gains      Losses      Value
-------------------------------------   -----------   --------   --------   ----------
United States government and
  government agencies and authorities   $   258,282   $ 11,774   $      -   $  270,056
Corporate securities                        258,419     22,177          -      280,596
Mortgage-backed securities                  619,447     40,275      1,439      658,283
                                        -----------   --------   --------   ----------
   Total fixed maturities                 1,136,148     74,226      1,439    1,208,935
Equity securities-unaffiliated               73,904      6,114      8,680       71,338
                                        -----------   --------   --------   ----------
       Total                            $ 1,210,052   $ 80,340   $ 10,119   $1,280,273
                                        ===========   ========   ========   ==========

in thousands                                            Gross Unrealized
------------                             Amortized    -------------------     Fair
December 31, 2001                          Cost        Gains      Losses      Value
-------------------------------------   -----------   --------   --------   ---------
United States government and
  government agencies and authorities   $ 145,685     $ 10,187   $  1,039   $ 154,833
Corporate securities                       87,547        5,137        219      92,465
Mortgage-backed securities                115,419        2,592        278     117,733
                                        ---------     --------   --------   ---------
   Total fixed maturities                 348,651       17,916      1,536     365,031
Equity securities-unaffiliated             39,575       10,764      2,059      48,280
                                        ---------     --------   --------   ---------
       Total                            $ 388,226     $ 28,680   $  3,595   $ 413,311
                                        =========     ========   ========   =========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Available-for-Sale       Securities-on-Loan
                                         -----------------------   -----------------------
                                         Amortized       Fair       Amortized      Fair
in thousands                                Cost         Value        Cost        Value
------------                             ----------   ----------   ----------   ----------
Due in one year or less                  $  142,187   $  146,526   $   45,162   $   46,180
Due after one year through five years     1,031,696    1,062,798      197,364      196,360
Due after five years through ten years    1,258,883    1,378,040      194,886      220,836
Due after ten years                         776,849      827,192       79,289       87,276
                                         ----------   ----------   ----------   ----------
                                          3,209,615    3,414,556      516,701      550,652
Mortgage-backed securities                1,292,651    1,369,654      619,447      658,283
                                         ----------   ----------   ----------   ----------
      Total                              $4,502,266   $4,784,210   $1,136,148   $1,208,935
                                         ==========   ==========   ==========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2002 and 2001, fixed maturity securities and short-term investments with a carrying value of $14,756,000 and $15,815,000, respectively, were on deposit with various regulatory authorities as required by law.

     At December 31, 2002 and 2001, no specific mortgage loans were considered impaired. As of December 31, 2002, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. As of December 31, 2001, the general allowance was $1,500,000. There were no provisions for credit losses or charge-offs in 2002, 2001 or 2000.

     Below is a summary of interest income on impaired mortgage loans.

in thousands                                                 2002       2001      2000
------------                                               --------   --------   -------
Average impaired mortgage loans                            $      1   $      -   $     2
Interest income on impaired mortgage loans - contractual        166          -         -
Interest income on impaired mortgage loans - collected            -          -         -

(4)  NOTES RECEIVABLE

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The note bears interest at a rate of 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. The Company received interest of $1,694,000 and $0 for the years ending December 31, 2002 and 2001, respectively. As of December 31, 2002 and 2001, the Company has loaned HRA $15,000,000 and $14,581,000 respectively. The accrued interest on this loan contingency was $5,469,000 and $4,288,000, as of December 31, 2002 and 2001, respectively. The loan balance is included in other invested assets, accrued interest is included in accrued investment income and investment income is included in net investment income.

(5)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

in thousands                             2002        2001
------------                          ---------   ---------
Direct installment loans              $ 112,046   $ 115,233
Retail installment notes                 13,204      13,973
Retail revolving credit                     132         226
Accrued interest                          2,551       2,451
                                      ---------   ---------
     Gross receivables                  127,933     131,883
Allowance for uncollectible amounts      (6,627)     (5,846)
                                      ---------   ---------
         Finance receivables, net     $ 121,306   $ 126,037
                                      =========   =========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The direct installment loans, at December 31, 2002 and 2001, consisted of $95,368,000 and $93,733,000, respectively, of discount basis loans (net of unearned finance charges) and $16,679,000 and $21,500,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months; the retail installment notes are principally discount basis, arise from the sale of household appliances, furniture and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $10,000,000 and $13,000,000 of real estate secured loans at December 31, 2002 and 2001, respectively. Revolving credit loans included approximately $100,000 and $200,000 of real estate secured loans at December 31, 2002 and 2001, respectively. Contractual maturities of the finance receivables by year, as required by the industry audit guide for finance companies, were not readily available at December 31, 2002 and 2001, but experience has shown that such information is not significant in that a substantial portion of receivables will be renewed, converted, or paid in full prior to maturity.

     During the years ended December 31, 2002 and 2001, principal cash collections of direct installment loans were $53,469,000 and $55,176,000, respectively, and the percentages of these cash collections to average net balances were 49% and 48%, respectively. Retail installment notes' principal cash collections to average net balances were $22,344,000 and $20,667,000, respectively and the percentages of these cash collections to average net balances were 164% and 153%, respectively.

     The ratio for the allowance for losses to net outstanding receivables balances at December 31, 2002 and 2001 was 5.2% and 4.4%, respectively.

     Changes in the allowance for losses for the periods ended December 31, were as follows:

in thousands                               2002        2001        2000
------------                            ---------   ---------   ---------
Balance at beginning of year            $   5,846   $   6,336   $   7,728
Provision for credit losses                 8,029       6,924       6,244
Allowance applicable to bulk purchase           4          19           -
Charge-offs                               (10,292)    (10,302)    (10,523)
Recoveries                                  3,040       2,869       2,887
                                        ---------   ---------   ---------
Balance at end of year                  $   6,627   $   5,846   $   6,336
                                        =========   =========   =========

     At December 31, 2002, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 2002 and the related allowance for credit losses were as follows:

                                      Installment   Revolving
in thousands                             Loans        Credit     Total
------------                          -----------   ---------   -------
Balances at December 31, 2002           $   767         54      $   821
Related allowance for credit losses     $   268         25      $   293

     All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 2002. The average quarterly balance of impaired loans during the years ended December 31, 2002 and 2001, was $1,038,000 and $1,685,000 for installment basis loans and $59,000 and $28,000 for revolving credit loans, respectively.

     There were no material commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2002.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2002 and 2001 was $15,401,000 and $18,055,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

in thousands                                              2002        2001        2000
------------                                           ---------   ----------   ---------
Computed tax expense (benefit)                         $  (5,852)  $   31,253   $ 120,406
Difference between computed and actual tax expense:
      Dividends received deduction                        (8,539)      (7,606)     (4,696)
      Special tax on mutual life insurance companies           -            -      (5,235)
      Foundation gain                                          -         (580)       (568)
      Tax credits                                         (1,300)      (1,300)     (3,400)
      Expense adjustments and other                       (4,785)      (2,902)      2,790
                                                       ---------   ----------   ---------
         Total tax expense (benefit)                   $ (20,476)  $   18,865   $ 109,297
                                                       =========   ==========   =========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

in thousands                                                  2002       2001
------------                                               ---------   ---------
Deferred tax assets:
     Policyholder liabilities                              $  21,290   $   7,152
     Pension and post retirement benefits                     31,270      31,209
     Tax deferred policy acquisition costs                    98,261      94,828
     Deferred gain on individual disability coinsurance       19,300      20,726
     Net realized capital losses                              45,365      19,203
     Ceding commissions                                        3,247       4,244
     Other                                                    11,303      11,287
                                                           ---------   ---------
         Gross deferred tax assets                           230,036     188,649
                                                           ---------   ---------
Deferred tax liabilities:
     Deferred policy acquisition costs                       154,122     189,421
     Premiums                                                 15,790      15,094
     Real estate and property and equipment depreciation       7,688       6,561
     Basis difference on investments                          22,017      16,575
     Net unrealized capital gains                             89,504      65,875
     Other                                                     9,021       8,183
                                                           ---------   ---------
         Gross deferred tax liabilities                      298,142     301,709
                                                           ---------   ---------
            Net deferred tax liability                     $  68,106   $ 113,060
                                                           =========   =========

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2002 and 2001 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid for the years ended December 31, 2002, 2001 and 2000, were $20,066,000, $34,493,000 and $132,744,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December 2002, the Internal Revenue Service (IRS) closed their audit of the Company's federal income tax returns for the years 2000, 1999, and 1998. The Company has accrued for the taxes assessed as a result of the audit. The Company's tax returns for 2001 and later are expected to be under examination by the IRS beginning in 2004. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

(7) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

in thousands                              2002        2001       2000
------------                           ---------   ---------   ---------
Balance at January 1                   $ 518,209   $ 480,650   $ 470,501
      Less: reinsurance recoverable      433,323     404,357     121,395
                                       ---------   ---------   ---------
Net balance at January 1                  84,886      76,293     349,106
                                       ---------   ---------   ---------
Incurred related to:
      Current year                        65,692      65,370      95,703
      Prior years                          4,839      (2,577)     11,761
                                       ---------   ---------   ---------
Total incurred                            70,531      62,793     107,464
                                       ---------   ---------   ---------
Paid related to:
      Current year                        27,436      25,925      28,968
      Prior years                         40,589      28,275      58,557
                                       ---------   ---------   ---------
Total paid                                68,025      54,200      87,525
                                       ---------   ---------   ---------
Individual disability transfer                 -          -     (292,752)
                                       ---------   ---------   ---------
Net balance at December 31                87,392      84,886      76,293
      Plus: reinsurance recoverable      449,212     433,323     404,357
                                       ---------   ---------   ---------
Balance at December 31                 $ 536,604   $ 518,209   $ 480,650
                                       =========   =========   =========

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $4,839,000 in 2002, decreased by $2,577,000 in 2001, and increased by $11,761,000 in 2000, which includes the amortization of discount on individual accident and health claim reserves of $331,000, $430,000, and $14,016,000 in 2002, 2001 and 2000,
     respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

     During 2000, the Company transferred reserves associated with its Individual Disability line of business to Standard Insurance Company (Standard) under a 100% coinsurance agreement. Associated reserves for accident and health claims, reserve for losses and claim and loss adjustment expenses were transferred as a part of this agreement. In addition, there was a trust agreement formed with Standard. The assets held in trust, by Standard, for the benefit of the Company are greater than the total associated reserves.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8)  EMPLOYEE BENEFIT PLANS

     Pension Plans and Post Retirement Plans Other than Pensions

     The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly equity securities and fixed maturity securities, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations.

     The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

     The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                  Pension Benefits         Other Benefits
                                               ----------------------  ---------------------
in thousands                                     2002        2001         2002        2001
------------                                   ---------   ---------   ---------   ---------
Change in benefit obligation:
Benefit obligation at beginning of year        $ 242,192   $ 210,342   $  36,744   $  31,552
Liability transfer to parent                           -           -        (886)          -
Service cost                                      11,937       9,031       1,871       1,342
Interest cost                                     17,690      16,222       2,780       2,357
Actuarial loss                                     9,239      12,308      13,391       2,620
Benefits paid                                     (5,946)     (5,711)     (1,181)     (1,127)
                                               ---------   ---------   ---------   ---------
Benefit obligation at end of year              $ 275,112   $ 242,192   $  52,719   $  36,744
                                               =========   =========   =========   =========
Change in plan assets:
Fair value of plan assets at the beginning
   of year                                     $ 158,096   $ 167,171   $       -   $       -
Actual return on plan assets                     (11,399)    (12,241)          -           -
Employer contribution                             20,101       8,877       1,181       1,127
Benefits paid                                     (5,946)     (5,711)     (1,181)     (1,127)
                                               ----------  ---------   ---------   ---------
Fair value of plan assets at the end of year   $ 160,852   $ 158,096   $       -   $       -
                                               ==========  =========   =========   =========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

                                                Pension Benefits          Other Benefits
                                            -----------------------   ---------------------
                                                2002        2001         2002        2001
                                            -----------   ---------   ---------   ---------
in thousands
------------
Funded status                               $  (114,260)  $ (84,096)  $ (52,719)  $ (36,744)
Unrecognized net actuarial loss (gain)           82,353      46,488       7,037      (6,411)
Unrecognized prior service cost (benefit)         5,862       6,816      (1,051)     (1,446)
                                            -----------   ---------   ----------  ---------
Net amount recognized                       $   (26,045)  $ (30,792)  $ (46,733)  $ (44,601)
                                            ===========   =========   ==========  =========
Amounts recognized in the consolidated
  balance sheets consist of:
Accrued benefit cost                        $   (31,319)  $ (32,306)  $ (46,733)  $ (44,601)
Intangible asset:                                 5,274       1,514           -           -
                                            -----------   ---------   ---------   ---------
Net amount recognized                       $   (26,045)  $ (30,792)  $ (46,733)  $ (44,601)
                                            ===========   =========   =========   =========

                                   Pension Benefits        Other Benefits
                                 -------------------     ------------------
                                  2002         2001       2002        2001
                                 ------       ------     ------      ------
Weighted average assumptions
   as of December 31
Discount rate                     7.00%        7.25%      7.00%       7.25%
Expected return on plan assets    8.16%        8.25%         -           -
Rate of compensation increase     5.48%        5.43%         -           -

     For measurement purposes, an 11.0 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.5 percent for 2012 and remain at that level thereafter.

Components of net periodic                       Pension Benefits                       Other Benefits
                                       ----------------------------------   ---------------------------------
   benefit cost                           2002         2001        2000        2002        2001        2000
                                       ----------   ---------   ---------   ---------   ---------   ---------
in thousands
------------
Service cost                           $   11,937   $   9,031   $   8,895   $   1,871   $   1,342   $   1,454
Interest cost                              17,690      16,222      15,058       2,780       2,357       2,314
Expected return on plan assets            (15,883)    (14,256)    (13,151)          -           -           -
Amortization of prior service
   cost (benefit)                             954         954         954        (526)       (513)       (513)
Recognized net actuarial loss (gain)          656         321         743         (88)       (597)       (448)
                                       ----------   ---------   ---------   ---------   ---------   ---------
Net periodic benefit cost              $   15,354   $  12,272    $ 12,499   $   4,037   $   2,589   $   2,807
                                       ==========   =========   =========   =========   =========   =========

     The Company recorded an additional minimum liability of $5,274,000 and $1,514,000 as of December 31, 2002, and 2001, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair market value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $5,274,000 and $1,514,000 at December 31, 2002, and 2001, respectively, is included in other assets in the consolidated balance sheets.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $267,263,000, $179,734,000, and $154,031,000, respectively, as of December 31, 2002 and $53,756,000,
     $40,746,000 and $21,129,000, respectively, as of December 31, 2001.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2002 and 2001. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2002 by $17,177,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2002 by $1,831,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the postretirement benefit obligation as of December 31, 2002 by $13,553,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2002 by $1,414,000.

     Profit Sharing Plans

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2002, 2001 and 2000 of $3,899,000, $4,563,000 and $8,794,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(9)  REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

in thousands             2002       2001         2000
------------          ---------   ---------   ---------
Direct premiums       $ 807,116   $ 761,877   $ 697,933
Reinsurance assumed     181,473     140,303     129,800
Reinsurance ceded      (100,100)   (108,823)    (66,282)
                      ---------   ---------   ---------
      Net premiums    $ 888,489   $ 793,357   $ 761,451
                      =========   =========   =========

     Reinsurance recoveries on ceded reinsurance contracts were $103,979,000, $95,136,000 and $73,484,000 during 2002, 2001 and 2000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On January 12, 2001, the Company entered into a written agreement with First Allmerica Financial Life Insurance Company whereby 401(k) accounts representing approximately 370 contracts with associated fixed and variable assets of approximately $364,600,000 were transferred to separate accounts and approximately $31,600,000 were transferred to the general account, effective July 2, 2001.

     On October 1, 2000, the Company entered into a 100% coinsurance agreement of its Individual Disability line of business, inforce and future sales, with Standard Insurance Company. In addition, the Company recaptured a previous reinsurance agreement with Paul Revere Insurance Company as part of this transaction. Paul Revere transferred reserves of approximately $141,818,000. The Company transferred net reserves of approximately $499,000,000. Under the terms of the coinsurance agreement, assets supporting these reserves are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. A deferred gain of approximately $64,000,000 was recognized as part of this transaction. This gain will be amortized over the life of the underlying policies in a manner similar to the related deferred policy acquisition costs. The deferred gain balance is included in other liabilities in the consolidated balance sheets. Amortization of this gain is included in other income in the statement of operations. The amortized gain for 2002 and 2001 was $4,074,000 in each year. The amounts of reinsurance recoveries pertaining to the Standard Insurance Company coinsurance agreement were $56,077,000 and $54,489,000 during 2002 and 2001, respectively. The amounts of reinsurance recoverables carried on the balance sheet were $571,492,000 and $552,790,000 at December 31, 2002 and 2001, respectively. The Company continues to write disability policies and cedes all policies to Standard Insurance Company.

(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2002 and 2001. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. The carrying amounts for policy loans, cash, short-term investments and finance receivables approximate the assets' fair values.

     The interest rates on the finance receivables outstanding as of December 31, 2002 and 2001, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2002 and 2001, approximate the fair value for those respective dates.

     The fair values of deferred annuities, annuity certain contracts and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2002 and 2001 as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued. Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

in thousands                                    2002                            2001
------------                        ---------------------------   ------------------------------
                                      Carrying         Fair          Carrying           Fair
                                       Amount          Value          Amount            Value
                                    ------------   ------------   --------------    ------------
Fixed maturity securities:
      Available-for-sale            $  4,784,210   $  4,784,210   $    5,279,515    $  5,279,515
Equity securities                        461,426        461,426          602,554         602,554
Fixed maturity securities on loan      1,208,935      1,208,935          365,031         365,031
Equity securities on loan                 71,338         71,338           48,280          48,280
Commercial mortgage loans                767,944        852,251          738,749         761,004
Policy loans                             259,531        259,531          256,844         256,844
Short-term investments                 1,460,454      1,460,454          621,907         621,907
Cash                                      24,694         24,694           32,589          32,589
Finance receivables, net                 121,306        121,306          126,037         126,037
Private equity investments               221,614        221,614          263,928         263,928
Separate account assets                6,684,280      6,684,280        7,558,283       7,558,283
Other assets                              14,093         14,093           74,078          74,078
                                    ------------   ------------   --------------    ------------
    Total financial assets          $16,079,825    $ 16,164,132   $   15,967,795    $ 15,990,050
                                    ============   ============   ==============    ============

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

in thousands                                    2002                            2001
------------                        ---------------------------   ------------------------------
                                      Carrying         Fair          Carrying           Fair
                                       Amount          Value          Amount            Value
                                    ------------   ------------   --------------    ------------
Deferred annuities                  $  1,712,482   $  1,711,913   $    1,615,774    $  1,611,178
Annuity certain contracts                 62,231         64,146           60,187          60,769
Other fund deposits                    1,006,327      1,011,822          956,147         957,461
Supplementary contracts without
      life contingencies                  50,955         51,137           42,092          43,134
Notes payable                            137,000        139,476          159,000         162,341
Separate account liabilities           6,646,646      6,646,646        7,511,607       7,511,607
Securities lending collateral          1,307,146      1,307,146          424,406         424,406
                                    ------------   ------------   --------------    ------------
      Total financial liabilities   $ 10,922,787   $ 10,932,286   $   10,769,213    $ 10,770,896
                                    ============   ============   ==============    ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company during 2002 were $10,866,000. As of December 31, 2002, $3,238,000 was due to Advantus, under these agreements.

     The Company also has an agreement with Securian Financial Services, Inc.
     (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $3,539,000 for the year ended December 31, 2002.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2002 and 2001, the amount payable to the Company was $12,363,000 and $4,243,000, respectively. The amount of expenses incurred as of December 31, 2002, 2001, and 2000 were $49,205,000, $14,529,000 and $12,280,000 respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2002. No claims were paid in 2002. As of December 31, 2002, reserves held under this policy were $3,734,000.

(12) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). The approved accrued interest was $3,008,000 as of December 31, 2002 and 2001. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis.

     Notes payable as of December 31 were as follows:

in thousands                                                           2002             2001
------------                                                      --------------    ------------
Corporate-surplus notes, 8.25%, 2025                              $      125,000    $    125,000
Consumer finance subsidiary-senior, 6.90%-7.06%, through 2003             12,000          34,000
                                                                  --------------    ------------
      Total notes payable                                         $      137,000    $    159,000
                                                                  ==============    ============

     At December 31, 2002, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2003, $12,000,000; 2004, $0; 2005, $0; 2006, $0; 2007, $0; thereafter $125,000,000.

     Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $41,354,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 2002.

     The Company maintains a line of credit, which is drawn down periodically throughout the year. As of December 31, 2002 and 2001, the outstanding balance of this line of credit was zero.

     Interest paid on debt for the years ended December 31, 2002, 2001 and 2000, was $12,579,000, $15,252,000 and $26,775,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(13) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and deferred policy acquisition cost adjustments.

     The components of comprehensive Income (loss), other than net income are illustrated below:

in thousands                                                           2002              2001          2000
------------                                                      --------------    ------------   ------------
Other comprehensive income (loss), before tax:
     Unrealized gains (loss) on securities                        $      (74,150)   $   (202,783)  $    346,347
         Reclassification adjustment for
            gains (losses) included in net income                        138,595          18,821       (147,416)
     Adjustment to unearned policy and contract fees                      13,074           6,433            473
     Adjustment to reserves                                              (54,290)              -              -
     Adjustment to deferred policy acquisition costs                     (93,375)        (41,993)           414
                                                                  --------------    ------------    -----------
                                                                         (70,146)       (219,522)       199,818
     Income tax expense related to items of other
         comprehensive income                                             25,248          75,386        (70,470)
                                                                  --------------    ------------   ------------
     Other comprehensive income (loss), net of tax                $      (44,898)   $   (144,136)      $129,348
                                                                  ==============    ============   ============

(14) STOCK DIVIDENDS

     During 2002, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $29,500,000. These dividends were in the form of cash. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Securian Casualty Company. The amount of the transfer, on January 2, 2003, of Securian Casualty Company was $8,398,000. During 2001, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $12,372,000. These dividends were in the form of securities and the transfer of ownership of a corporate-owned life insurance policy. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Advantus Capital Management, Inc. The amount of the transfer, on January 2, 2002, of Advantus Capital Management, Inc. was $48,748,000. During 2000, the Company declared and paid dividends to Securian Financial Group, Inc, totaling $52,800,000. These dividends were in the form of cash.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2002 statutory results, the maximum amount available for the payment of dividends during 2003 by Minnesota Life Insurance Company without prior regulatory approval is $109,896,000 after November 6, 2003.

(15) LEGAL PROCEEDINGS

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company. Total expenses related to litigation or legal proceedings were $1,249,000, $39,654,000 and $3,529,000 in 2002, 2001 and 2000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(16) COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of these TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets. As of December 31, 2002 and 2001, these securities were reported at $6,523,000 and $60,484,000, respectively.

     The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $50,325,000 and $97,800,000 as of December 31, 2002 and 2001, respectively. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $145,354,000 as of December 31, 2002. The Company estimates that $48,000,000 of these commitments will be invested in 2003, with the remaining $97,354,000 invested over the next four years.

     As of December 31, 2002, the Company had committed to purchase mortgage loans totaling $14,082,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2003, $11,267,000; 2004, $11,267,000; 2005, $11,267,000; 2006, $11,267,000;
     2007, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2003, $746,000; 2004, $786,000; 2005, $794,000; 2006, $669,000; 2007, $687,000.
     Lease expense net of sub-lease income for the years ended December 31, 2002, 2001 and 2000 was $8,740,000, $9,662,000 and $2,491,000,
     respectively.

     At December 31, 2002, the Company had guaranteed the payment of $83,700,000 in policyholder dividends and discretionary amounts payable in 2003. The Company has pledged bonds, valued at $93,998,000 to secure this guarantee.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2002 and 2001 the amount was immaterial to the financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,377,000 and $3,255,000 for the periods ending December 31, 2002 and 2001, respectively. These assets are being amortized over a five-year period.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(17) STATUTORY FINANCIAL DATA

     The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners (NAIC) and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy.

     Prescribed accounting practices include a variety of publications of the NAIC as well as state laws, regulation and general administrative rules. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC project to codify statutory accounting practices (Codification) was effective January 1, 2001. Codification continues to encompass both prescribed and permitted practices as described above. Any amounts identified as a change due to implementing Codification were recorded to statutory surplus. The Company determined that Codification, at the time of initial adoption, had an impact of increasing statutory surplus by approximately $47,020,000.

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                              Year ended December
                                                        -----------------------------
in thousands                                                2002            2001
------------                                            ------------   --------------
Statutory capital and surplus                           $    961,239   $    1,075,907
Adjustments:
     Deferred policy acquisition costs                       570,264          682,794
     Net unrealized investment gains                         354,862          217,864
     Adjustment to reserves                                  (54,290)               -
     Statutory asset valuation reserve                       251,505          303,888
     Statutory interest maintenance reserve                   12,815            7,050
     Premiums and fees deferred or receivable                (48,756)         (51,572)
     Change in reserve basis                                 121,770          113,646
     Deferred reinsurance gain                               (55,143)         (59,217)
     Separate accounts                                       (28,214)         (39,126)
     Unearned policy and contract fees                      (128,690)        (140,315)
     Surplus notes                                          (125,000)        (125,000)
     Net deferred income taxes                              (324,356)        (313,147)
     Pension benefit liabilities                             (18,533)          (6,815)
     Non-admitted assets                                     280,851          194,154
     Policyholder dividends                                   64,659           65,828
     Valuation allowance difference                           13,633                -
     Other                                                     4,648            6,365
                                                        ------------   --------------
Stockholder's equity as reported in the accompanying
    consolidated financial statements                   $  1,853,264   $    1,932,304
                                                        ============   ==============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below (2002 and 2001 results are codified, and 2000 are prior to Codification):

                                                                 As of December 31
                                                  ----------------------------------------------
in thousands                                          2002             2001             2000
------------                                      ------------    --------------    ------------
Statutory net income (loss)                       $     (9,814)   $       47,505    $    251,003
Adjustments:
     Deferred policy acquisition costs                 (19,156)           13,716          (5,203)
     Statutory interest maintenance reserve              5,470            (1,138)        (20,544)
     Premiums and fees deferred or receivable            1,611           (10,213)         (1,264)
     Change in reserve basis                            (2,797)           (2,180)          3,783
     Separate accounts                                  10,913             9,971          15,762
     Deferred reinsurance gain                         (12,847)           (2,394)          1,018
     Unearned policy and contract fees                   1,600            (1,845)          1,645
     Realized gains (losses)                           (10,012)            1,586         (11,747)
     Net deferred income taxes                          23,524             3,928           4,403
     Policyholder dividends                             (1,168)             (714)          4,354
     Pension benefits                                    7,472            16,605          (7,952)
     Other                                               8,960            (4,399)           (538)
                                                  ------------    --------------    ------------
Net income as reported in the accompanying
     consolidated financial statements            $      3,756    $       70,428    $    234,720
                                                  ============    ==============    ============

(18) SUBSEQUENT EVENTS

     On February 10, 2003, the Company declared a dividend of $14,000,000 payable to Securian Financial Group, Inc. The dividend represents the affiliated stock of Securian Life Insurance Company and is payable on April 1, 2003.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                 (In thousands)

                                                                                                        As shown
                                                                                                         on the
                                                                                    Market            consolidated
Type of investment                                         Cost (3)                 Value            balance sheet(1)
                                                       ----------------        ----------------      ----------------
Fixed maturity securities
     United States government and government
        agencies and authorities                       $        201,802        $        220,925      $        220,925
     Foreign governments                                          1,280                     841                   841
     Public utilities                                           295,962                 308,575               308,575
     Mortgage-backed securities                               1,292,651               1,369,654             1,369,654
     All other corporate fixed maturity securities            2,710,571               2,884,215             2,884,215
                                                       ----------------        ----------------      ----------------
        Total fixed maturity securities                       4,502,266               4,784,210             4,784,210
                                                       ----------------        ----------------      ----------------
Equity securities:
     Common stocks:
        Public utilities                                          6,518                   6,798                 6,798
        Banks, trusts and insurance companies                    62,336                  65,016                65,016
        Industrial, miscellaneous and all other                 429,572                 381,612               381,612
     Nonredeemable preferred stocks                               8,000                   8,000                 8,000
                                                       ----------------        ----------------      ----------------
        Total equity securities                                 506,426                 461,426               461,426
                                                       ----------------        ----------------      ----------------
Mortgage loans on real estate                                   767,944                  xxxxxx               767,944
Real estate (2)                                                   7,858                  xxxxxx                 7,858
Policy loans                                                    259,531                  xxxxxx               259,531
Other investments                                               186,521                  xxxxxx               186,521
Private equity investments                                      278,539                  xxxxxx               221,614
Fixed maturity securities on loan                             1,136,147                  xxxxxx             1,208,935
Equity securities on loan                                        73,904                  xxxxxx                71,338
Short - term investments                                      1,460,454                  xxxxxx             1,460,454
                                                       ----------------        ----------------      ----------------
        Total                                                 4,170,898                       -             4,184,195
                                                       ----------------        ----------------      ----------------
Total investments                                      $      9,179,590        $      5,245,636      $      9,429,831
                                                       ================        ================      ================

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities and other investments

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                                         As of December 31,
                             --------------------------------------------------------------------------
                                                   Future policy
                                Deferred             benefits                           Other policy
                                 policy           losses, claims                         claims and
                               acquisition        and settlement       Unearned            benefits
         Segment                  costs            expenses (1)       premiums (2)         payable
-------------------------    ---------------      ---------------   ---------------    ---------------
2002:
   Life insurance            $       421,265      $     2,605,553   $       156,832    $       111,576
   Accident and
      health insurance                78,588              638,288            34,418             19,349
   Annuity                            70,885            3,155,822                27                196
   Property and
      liability insurance                  -                   25                 -                  -
                             ---------------      ---------------   ---------------    ---------------
                             $       570,738      $     6,399,688   $       191,277    $       131,121
                             ===============      ===============   ===============    ===============

2001:
   Life insurance            $       498,233      $     2,563,749   $       171,174    $       113,351
   Accident and
      health insurance                87,059              615,020            38,052             19,103
   Annuity                            98,047            2,942,241                29              1,466
   Property and
      liability insurance                  -                   38                 -                  -
                             ---------------      ---------------   ---------------    ---------------
                             $       683,339      $     6,121,048   $       209,255    $       133,920
                             ===============      ===============   ===============    ===============

2000:
   Life insurance            $       526,289      $     2,469,673   $       173,063    $        89,087
   Accident and
      health insurance                88,320              579,170            37,815             17,659
   Annuity                            96,937            2,887,586                 -                269
   Property and
      liability insurance                  -                  154                 -                  -
                             ---------------      ---------------   ---------------    ---------------
                             $       711,546      $     5,936,583   $       210,878    $       107,015
                             ===============      ===============   ===============    ===============

                                                             For the years ended December 31,
                            --------------------------------------------------------------------------------------------------------
                                                                                      Amortization
                                                                     Benefits,         of deferred
                                                     Net          claims, losses         policy             Other
                                Premium          investment       and settlement       acquisition        operating       Premiums
         Segment              revenue (3)          income          expenses (5)          costs             expenses      written (4)
-------------------------   ---------------    ---------------    ---------------    ---------------   ---------------   -----------
2002:
   Life insurance           $     1,009,836    $       260,686    $       883,852    $       147,235   $       347,838   $         -
   Accident and
      health insurance              131,835             12,494             60,459             20,511            98,679             -
   Annuity                          106,807            225,704            213,817             20,916            88,540             -
   Property and
      liability insurance                 -                219                (18)                 -                40             -
                            ---------------    ---------------    ---------------    ---------------   ---------------   -----------
                            $     1,248,478    $       499,103    $     1,158,110    $       188,662   $       535,097   $         -
                            ===============    ===============    ===============    ===============   ===============   ===========

2001:
   Life insurance           $       918,901    $       288,841    $       817,054    $       136,512   $       463,715   $         -
   Accident and
      health insurance              136,637             12,823             53,611             13,170           106,770             -
   Annuity                           92,192            225,200            193,772             21,898            90,793             -
   Property and
      liability insurance                 -                471                (19)                 -               204             -
                            ---------------    ---------------    ---------------    ---------------   ---------------   -----------
                            $     1,147,730    $       527,335    $     1,064,418    $       171,580   $       661,482   $         -
                            ===============    ===============    ===============    ===============   ===============   ===========

2000:
   Life insurance           $       842,842    $       304,584    $       722,713    $       153,634   $       420,842   $         -
   Accident and
      health insurance              175,762             40,232             85,680              8,613           101,201             -
   Annuity                          102,827            230,584            205,036             23,715            80,116             -
   Property and
      liability insurance                 -                500                143                  -               319             -
                            ---------------    ---------------    ---------------    ---------------   ---------------   -----------
                            $     1,121,431    $       575,900    $     1,013,572    $       185,962   $       602,478   $         -
                            ===============    ===============    ===============    ===============   ===============   ===========

(1) Includes policy and contract account balances

(2) Includes unearned policy and contract fees

(3) Includes policy and contract fees

(4) Applies only to property and liability insurance

(5) Includes policyholder dividends

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

                                                                                                              Percentage
                                                              Ceded to      Assumed from                       of amount
                                                Gross          other            other            Net            assumed
                                                amount        companies       companies        amount            to net
                                            -------------   -------------   -------------   -------------    ------------
2002: Life insurance in force               $ 266,335,791   $  35,836,486   $  76,101,905   $ 306,601,210        24.8%
                                            =============   =============   =============   =============
      Premiums:
         Life insurance                     $     566,342   $      25,262   $     180,539   $     721,619        25.0%
         Accident and health insurance            200,610          74,838             934         126,706         0.7%
         Annuity                                   40,164               -               -          40,164           -
         Property and liability insurance               -               -               -               -           -
                                            -------------   -------------   -------------   -------------
             Total premiums                 $     807,116   $     100,100   $     181,473   $     888,489        20.4%
                                            =============   =============   =============   =============

2001: Life insurance in force               $ 233,303,591   $  28,244,100   $  63,354,138   $ 268,413,629        23.6%
                                            =============   =============   =============   =============
      Premiums:
         Life insurance                     $     530,352   $      30,128   $     138,774   $     638,998        21.7%
         Accident and health insurance            208,520          78,212           1,047         131,355         0.8%
         Annuity                                   23,004               -               -          23,004           -
         Property and liability insurance               1             483             482               -           -
                                            -------------   -------------   -------------   -------------
             Total premiums                 $     761,877   $     108,823   $     140,303   $     793,357        17.7%
                                            =============   =============   =============   =============

2000: Life insurance in force               $ 200,965,213   $  22,944,226   $  43,657,674   $ 221,678,661        19.7%
                                            =============   =============   =============   =============
      Premiums:
         Life insurance                     $     476,897   $      28,343   $     121,296   $     569,850        21.3%
         Accident and health insurance            199,590          30,085             923         170,428         0.5%
         Annuity                                   21,173               -               -          21,173           -
         Property and liability insurance             273           7,854           7,581               -           -
                                            -------------   -------------   -------------   -------------
             Total premiums                 $     697,933   $      66,282   $     129,800   $     761,451        17.0%
                                            =============   =============   =============   =============

See independent auditors' report.

Performance Data

               Portfolio Performance and Historical Policy Values
                         VARIABLE ADJUSTABLE LIFE SUMMIT

Minnesota Life Variable Adjustable Life Summit Report For Periods Ending August 31, 2003

Variable Adjustable Life Summit (VAL Summit) policy is issued by Minnesota Life and its policy values may be invested in our separate account called the Minnesota Life Variable Life Account.

VAL Summit is a flexible premium universal life insurance policy which offers guaranteed insurance protection and the opportunity for long-term accumulation of cash values through the investment options below and a guaranteed interest account.

Portfolio Performance

The performance data shown below reports performance in two different ways. The Average Annual Total Return shows a rolling average return for various periods: year-to-date, 1 year, 3 years, 5 years, 10 years and since inception. The Total Annual Return shows total return on a calendar year basis. Both the Average Annual Total Return and the Total Annual Return are calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period.

This version of Variable Adjustable Life will first be made available on March 15, 2004. Performance shown prior to that date is hypothetical and is calculated by applying the contract's mortality and expense risk charge to the underlying fund performance. Total returns shown reflect the Funds' expenses and investment gains and losses, as well as the mortality and expense risk charge. They do not however take into account the deduction of policy charges taken against a policy's premiums and cash values or the fees and expenses reduced or absorbed by certain portfolios. If these charges, fees or expenses were included, the returns below would be lower.

----------------------------------------------------------------------------------------------------------------------------------
                                                       Average Annual Total Returns for Periods Ending December 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
Sub-Account Options                            Year to       1 Year      3 Year      5 Year       10     From      Inception
                                                Date                                             Year  Inception   Date/1/
----------------------------------------------------------------------------------------------------------------------------------
ADVANTUS SERIES FUND, INC.
----------------------------------------------------------------------------------------------------------------------------------
Advantus Bond /A/                                4.83         4.83        7.36         5.65       5.78       7.08     06/01/1987
----------------------------------------------------------------------------------------------------------------------------------
Advantus Index 400 Mid-Cap /A,3/                33.92        33.92        3.68         8.23        N/A      10.07     05/01/1998
----------------------------------------------------------------------------------------------------------------------------------
Advantus Index 500  /A,3/                       27.41        27.41       -4.93        -1.50       9.94       9.58     06/01/1987
----------------------------------------------------------------------------------------------------------------------------------
Advantus International Bond /A,8,11/            19.65        19.65       11.23         4.96        N/A       6.62     05/01/1998
----------------------------------------------------------------------------------------------------------------------------------
Advantus Money Market /A,2/                      0.11         0.11        1.38         2.73       3.52       4.16     06/01/1987
----------------------------------------------------------------------------------------------------------------------------------
Advantus Mortgage Securities /A,5/               3.64         3.64        7.03         6.72       6.54       7.64     06/01/1987
----------------------------------------------------------------------------------------------------------------------------------
Advantus Real Estate Sec /A,6/                  41.50        41.50       18.14        14.53        N/A       9.90     05/01/1998
----------------------------------------------------------------------------------------------------------------------------------
AIM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Aggressive Grth Srs II /B/                 N/A          N/A         N/A          N/A        N/A      24.65     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Balanced Srs II /B/                        N/A          N/A         N/A          N/A        N/A      13.10     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Dent Dem Trends Srs II /B/                 N/A          N/A         N/A          N/A        N/A      25.92     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Premier Equity Srs II /B/                  N/A          N/A         N/A          N/A        N/A      18.54     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R)VARIABLE PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------------------
Am Century VP Inc & Gro Cl II /C/                 N/A          N/A         N/A          N/A        N/A      24.36     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
Am Century VP Ultra Cl II /C/                     N/A          N/A         N/A          N/A        N/A      18.63     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
Am Century VP Value Cl II /C/                     N/A          N/A         N/A          N/A        N/A      25.13     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Glo Post-Vent /D,8,10/            46.92        46.92      -11.91          N/A        N/A     -16.83     05/01/2000
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)SC2 /E/               27.56        27.56       -0.02          N/A        N/A      -1.33     02/01/2000
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income SC2 /E/              29.38        29.38        0.19          N/A        N/A       3.23     02/01/2000
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap SC2 /E/                    37.56        37.56        5.74          N/A        N/A      11.06     02/01/2000
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
----------------------------------------------------------------------------------------------------------------------------------
Franklin Lg Cap Gwth Sec /F/                      N/A          N/A         N/A          N/A        N/A      21.08     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund /F,7/                   36.56        36.56       -6.51          N/A        N/A      -9.83     05/01/2000
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund /F,9/               N/A          N/A         N/A          N/A        N/A      20.68     05/01/2003
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Mkts Sec /F,8/             52.23        52.23       11.42         7.36        N/A       4.65     5/31/1998
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Alloc /F,8/              31.30        31.30        3.83          N/A        N/A       3.26     05/01/2000
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Average Annual Total Returns for Periods Ending December 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
Sub-Account Options                              Year to       1 Year       3 Year      5 Year      10     From      Inception
                                                   Date                                            Year  Inception    Date/1/
------------------------------------------------------------------------------------------------------------------------------------
JANUS
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced - SS /G/                       N/A          N/A         N/A          N/A        N/A      10.00     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Cap App - SS /G,15/                   19.63        19.63       -8.01          N/A        N/A     -10.67     02/01/2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Int'l Grwth - SS /G,8/                33.87        33.87       -9.01          N/A        N/A     -11.23     02/01/2000
------------------------------------------------------------------------------------------------------------------------------------
MFS
------------------------------------------------------------------------------------------------------------------------------------
MFS Investors Growth Series /H/                     N/A          N/A         N/A          N/A        N/A      15.49     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Series /H/                       N/A          N/A         N/A          N/A        N/A      28.21     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series /H,7/                      N/A          N/A         N/A          N/A        N/A      28.24     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
MFS Value Series /H/                                N/A          N/A         N/A          N/A        N/A      23.13     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMERFUNDS
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital App /I/                         N/A          N/A         N/A          N/A        N/A      23.95     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income - SS /I,16/                 N/A          N/A         N/A          N/A        N/A      11.40     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Int'l Growth - SS /J,8/                 N/A          N/A         N/A          N/A        N/A      48.30     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income /K/                     N/A          N/A         N/A          N/A        N/A      23.90     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Eq /K,8,12/                 N/A          N/A         N/A          N/A        N/A      27.63     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities /K/                     N/A          N/A         N/A          N/A        N/A      23.98     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value /K/                             N/A          N/A         N/A          N/A        N/A      29.83     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager /K/                               N/A          N/A         N/A          N/A        N/A      18.21     05/01/2003
------------------------------------------------------------------------------------------------------------------------------------
W&R TARGET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Asset Strategy /L/                       N/A          N/A         N/A          N/A        N/A       5.96     09/22/2003
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Balanced  /L,13/                       20.45        20.45       -2.41        -1.03       6.57       7.85     06/01/1987
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Core Equity /L,13/                     20.73        20.73       -7.46        -4.80        N/A      -1.27     05/01/1998
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Growth /L,13/                          24.83        24.83      -11.51        -7.59       5.66       7.00     06/01/1987
------------------------------------------------------------------------------------------------------------------------------------
W&R Target International /L,8/                      N/A          N/A         N/A          N/A        N/A      12.99     09/22/2003
------------------------------------------------------------------------------------------------------------------------------------
W&R Target International II /L,8,13/              46.12        46.12        1.82         5.05       7.34       8.90     05/02/1992
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Micro Cap Growth /L,8,13/              53.64        53.64       -8.74         8.13        N/A       6.72     05/01/1998
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Science and Technology /L,14/            N/A          N/A         N/A          N/A        N/A      10.20     09/22/2003
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Small Cap Growth /L,7,13/              47.24        47.24       -5.34         1.64       5.59       6.61     05/03/1993
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Small Cap Value /L,7,13/               48.73        48.73       10.85        10.84        N/A       8.47     05/01/1998
------------------------------------------------------------------------------------------------------------------------------------
W&R Target Value /L,13/                           26.42        26.42       -1.73        -1.50        N/A       7.54     05/02/1994
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Calendar Year Returns
----------------------------------------------------------------------------------------------------------------------------------
Sub-Account Options                                  2003     2002      2001   2000    1999    1998     1997   1996   1995    1994
----------------------------------------------------------------------------------------------------------------------------------
ADVANTUS SERIES FUND, INC.
----------------------------------------------------------------------------------------------------------------------------------
Advantus Bond /A/                                    4.83      9.95     7.36   9.89   -3.21     5.55    8.88   2.45  19.15   -5.03
----------------------------------------------------------------------------------------------------------------------------------
Advantus Index 400 Mid-Cap /A,3/                    33.92    -15.46    -1.56  15.47   15.39    16.09     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Advantus Index 500  /A,3/                           27.41    -22.75   -12.69  -9.84   19.68    27.35   31.70  21.04  36.15    0.67
----------------------------------------------------------------------------------------------------------------------------------
Advantus International Bond /A,8,11/                19.65     17.35    -2.00   0.91   -8.27    15.59     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Advantus Money Market /A,2/                          0.11      0.78     3.27   5.41    4.18     4.46    4.61   4.43   4.90    3.18
----------------------------------------------------------------------------------------------------------------------------------
Advantus Mortgage Securities /A,5/                   3.64      9.11     8.43  11.24    1.48     6.04    8.60   4.73  17.42   -3.86
----------------------------------------------------------------------------------------------------------------------------------
Advantus Real Estate Sec /A,6/                      41.50      6.43     9.49  24.99   -4.36      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
AIM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Aggressive Grth Srs II /B/                     N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Balanced Srs II /B/                            N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Dent Dem Trends Srs II /B/                     N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
AIM VI Premier Equity Srs II /B/                      N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------------------
Am Century VP Inc & Gro Cl II /C/                     N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Am Century VP Ultra Cl II /C/                         N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Am Century VP Value Cl II /C/                         N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Glo Post-Vent /D,8,10/                46.92    -34.49   -28.99    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) SC2 /E/                  27.56    -10.06   -12.91    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income SC2 /E/                  29.38    -17.57    -5.70    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap SC2 /E/                        37.56    -10.47    -4.00    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
----------------------------------------------------------------------------------------------------------------------------------
Franklin Lg Cap Gwth Sec /F/                          N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund /F,7/                       36.56    -29.04   -15.67    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund /F,9/                   N/A       N/A      N/A    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Mkts Sec /F,8/                 52.23     -0.64    -8.54 -32.38   52.51      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Alloc /F,8/                  31.30     -4.87   -10.40    N/A     N/A      N/A     N/A    N/A    N/A     N/A
----------------------------------------------------------------------------------------------------------------------------------

                                                        Calendar Year Returns
----------------------------------------------------------------------------------------------------------------------------------
Sub-Account Options                        2003      2002      2001     2000     1999     1998     1997   1996    1995     1994
----------------------------------------------------------------------------------------------------------------------------------
JANUS
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced - SS /G/               N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Cap App - SS/G,15/            19.63    -16.35     -22.22      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Int'l Grwth - SS/G,8/         33.87    -26.13     -23.81      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
MFS
----------------------------------------------------------------------------------------------------------------------------------
MFS Investors Growth Series/H/              N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Series /H/               N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series /H,7/              N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
MFS Value Series /H/                        N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMERFUNDS
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital App /I/                 N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income - SS /I,16/         N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Int'l Growth - SS /J,8/         N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income /K/             N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Eq /K,8,12/         N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities /K/             N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value /K/                     N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager /K/                       N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R TARGET FUNDS
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Asset Strategy /L/               N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Balanced /L,13/                20.45     -9.44     -14.79   -10.85     14.6  23.03    18.40   11.94   24.39     -1.89
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Core Equity /L,13/             20.73    -28.50      -8.20    -7.48     6.64    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Growth /L,13/                  24.83    -25.81     -25.18   -22.22    25.04  34.03    32.75   16.57   23.66      0.30
----------------------------------------------------------------------------------------------------------------------------------
W&R Target International /L,8/              N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R Target International II /L,8,13/      46.12    -18.23     -11.65     0.31    20.82   6.08    11.38   19.20   13.66     -0.82
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Micro Cap Growth /L,8,13/      53.64    -43.93     -11.77   -21.44   147.53    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Science and Technology /L,14/    N/A       N/A        N/A      N/A      N/A    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Small Cap Growth /L,7,13/      47.24    -32.14     -15.12   -11.72    44.91   0.76     7.22    5.92   31.40      5.63
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Small Cap Value /L,7,13/       48.73    -20.38      15.01    27.36    -3.55    N/A      N/A     N/A     N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
W&R Target Value /L,13/                   26.42    -15.74     -10.90    -2.11    -0.23   1.25    20.59   30.29   32.30       N/A
----------------------------------------------------------------------------------------------------------------------------------


The performance figures shown reflect historical results. The investment return and principal value of an investment will fluctuate. Cash value will also fluctuate and may be worth more or less at surrender than its original value.

/A/ Invests in Advantus Series Fund, Inc., /B/ Invests in AIM Variable
Insurance Funds, Inc. - Series II Shares, /C/ Invests in American Century VP Class II Shares, /D/ Invests in Credit Suisse Trust, /E/ Invests in Fidelity VIP Service Class 2 Shares, /F/ Invests in Franklin Templeton VIP Trust Class 2 Shares, /G/ Invests in Janus Aspen Series Service Shares, /H/ Invests in MFS (R) Variable Insurance Trust SM Service Shares, /I/ Invests in Oppenheimer Variable Account Funds Service Shares, /J/ Invests in Panorama Series Fund, Inc. Service Shares, /K/ Invests in Putnam Variable Trust Class 1B Shares, /L/ Invests in W&R Target Funds, Inc.

/1/ Inception date is the date the portfolio was made available to the Separate Account.

/2/ Investments in the Money Market Portfolio of the Advantus Series Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other U.S. Government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

/3/ "Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)," "Standard and Poor's 500," "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. This sub-account seeks investment results generally corresponding to the Index from which the sub-account takes its name. You may not invest directly in an Index.
/4/ Calendar year 1999 was a period of generally rising market values. In addition, a portion of the fund's returns were attributable to investments in Initial Public Offerings (IPOs). No assurance can be given that the fund will be able to continue to invest in IPOs to the same extent in the future. There is no guarantee that these high risk investments will have the same effect on the fund's performance if they are made in the future.
/5/ The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.
/6/ Investment risks associated with investing in the real estate portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market value.
/7/ Investments in small company and micro-cap portfolios generally carry a higher level of volatility and risk over the short term.
/8/ Risks related to investing in foreign securities include changes in currency values, market price swings, and economic social, and policital developments in the countries where the Fund is invested. These risks are heightened in emerging markets due to their relatively smaller size and lesser liquidity.
/9/ Investments in reorganizing or bankrupt companies, which may include defaulted debt, involve special credit and other risks. Small company securities may have greater price swings than mid-sized or large company securities. The Fund may invest a small portion in foreign securities, which involve special risks including currency fluctuations and political uncertainty.
/10/ Because of the nature of the portfolio's post-venture capital investments and certain aggressive strategies it may use, an investment in the portfolio may not be appropriate for all investors.
/11/ Advantus Global Bond Portfolio was renamed Advantus International Bond Portfolio effective May 1, 2003.
/12/ Putnam VT International Growth Fund was renamed Putnam VT International Equity Fund effective May 1, 2003.
/13/ On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro-Cap Growth Portfolio.
/14/ Since this fund focuses its investments on companies in one specified sector, the fund may involve a greater degree of risk than an investment with greater diversification.
/15/ A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. "Non-diversified" funds may experience greater price volatility.
/16/ Portfolios that invest in high yield securities are subject to greater credit risk and price fluctuation than many fixed income investments.

Illustrations

An illustration is provided for a standard non-tobacco risk male age 40. The illustration shows the projected actual cash values, death benefits and premiums. The Cash Death Benefit Option is shown. The plan of insurance for the illustration is a whole life plan, with an initial face amount of $500,000. We show the illustration based on both guaranteed maximum and current charges, and we include all charges.

Guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form. We use the male, female and unisex smoker-distinct 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The illustration shows how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent and 8 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 8 percent but fluctuated over the life of the Policy. The illustration assumes scheduled premiums are paid when due.

The amounts shown for the hypothetical cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustration is at an annual rate of .50 percent The investment management fee illustrated is .64 percent and represents the arithmetic average of the annual fee charged for all portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .20 percent, representing the arithmetic average of the 2002 expense ratios of the portfolios of the Funds. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is .24 percent and represent the arithmetic average of those fees charged for portfolios of the Funds. Therefore, gross annual rates of return of 0 percent and 8 percent correspond to approximate net annual rates of return of -1.61 percent and 6.39%.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent and 8 percent than it does now.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, death benefit option, plan of insurance and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this statement, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations.

                                   VAL SUMMIT
                        DEATH BENEFIT OPTION--CASH OPTION
                     MALE ISSUE AGE 40, STANDARD NON-TOBACCO
                       INITIAL FACE AMOUNT -- $500,000(1)
                           $6,157 INTITAL BASE PREMIUM
                              USING CURRENT CHARGES

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                   0% Gross                                8% Gross
                                  -1.61% Net                               6.39% Net

             INITIAL                 CASH                                     CASH
POL   ATT      BASE        CASH    SURRENDER       DEATH         CASH      SURRENDER      DEATH
YR    AGE    PREMIUM      VALUE      VALUE        BENEFIT        VALUE       VALUE       BENEFIT
--    ---    -------      -----      -----        -------        -----       -----       -------
 1    41      $6,157    $ 3,803      $   378     $500,000    $    4,198   $      774   $  500,000
 2    42       6,157      7,530          680      500,000         8,653        1,803      500,000
 3    43       6,157     11,180        1,447      500,000        13,379        3,646      500,000
 4    44       6,157     14,746        6,403      500,000        18,388       10,045      500,000
 5    45       6,157     18,218       11,266      500,000        23,688       16,736      500,000

 6    46       6,157     21,596       16,035      500,000        29,298       23,736      500,000
 7    47       6,157     24,872       20,700      500,000        35,232       31,060      500,000
 8    48       6,157     28,038       25,257      500,000        41,504       38,723      500,000
 9    49       6,157     31,095       29,704      500,000        48,138       46,747      500,000
10    50       6,157     34,034       34,034      500,000        55,151       55,151      500,000

15    55       6,157     53,630       53,630      500,000       105,078      105,078      500,000
20    60       6,157     68,997       68,997      500,000       172,115      172,115      500,000
25    65       6,157     78,663       78,663      500,000       263,172      263,172      500,000
30    70       6,157     80,814       80,814      500,000       358,883      358,883      599,356
35    75       6,157     71,471       71,471      500,000       476,578      476,578      709,626

40    80       6,157     43,219       43,219      500,000       630,024      630,024      849,726
45    85       6,157          0            0      500,000       829,698      829,698    1,033,967
50    90       6,157          0            0      500,000     1,089,321    1,089,321    1,279,276
55    95       6,157          0            0      500,000     1,429,165    1,429,165    1,598,213
60    100      6,157          0            0      500,000     1,914,191    1,914,191    1,914,205

65    105      6,157          0            0      500,000     2,660,780    2,660,780    2,660,793
70    110      6,157          0            0      500,000     3,698,953    3,698,953    3,698,967
75    115      6,157          0            0      500,000     5,142,591    5,142,591    5,142,605
80    120      6,157          0            0      500,000     7,150,051    7,150,051    7,150,065

(1) The initial face amount is guaranteed for life so long as the base premium is paid as planned.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0% and 8% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   VAL SUMMIT
                        DEATH BENEFIT OPTION--CASH OPTION
                     MALE ISSUE AGE 40, STANDARD NON-TOBACCO
                       INITIAL FACE AMOUNT -- $500,000/(1)/
                           $6,157 INTITAL BASE PREMIUM
                        USING MAXIMUM CONTRACTUAL CHARGES

                - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                    0% Gross                                8% Gross
                                   -1.61% Net                              6.39% Net

             INITIAL                  CASH                                   CASH
POL   ATT     BASE        CASH     SURRENDER       DEATH         CASH      SURRENDER       DEATH
YR    AGE    PREMIUM      VALUE      VALUE        BENEFIT       VALUE        VALUE        BENEFIT
--    ---    -------      -----      -----        -------       -----        -----        -------
 1     41     $6,157    $ 3,460       $   36     $500,000    $    3,844   $      419     $500,000
 2     42      6,157      6,825            0      500,000         7,894        1,045      500,000
 3     43      6,157     10,081          348      500,000        12,153        2,420      500,000
 4     44      6,157     13,220        4,878      500,000        16,624        8,281      500,000
 5     45      6,157     16,232        9,279      500,000        21,311       14,359      500,000

 6     46      6,157     19,102       13,541      500,000        26,215       20,653      500,000
 7     47      6,157     21,840       17,669      500,000        31,359       27,187      500,000
 8     48      6,157     24,438       21,657      500,000        36,752       33,972      500,000
 9     49      6,157     26,946       25,555      500,000        42,464       41,073      500,000
10     50      6,157     29,355       29,355      500,000        48,507       48,507      500,000

15     55      6,157     45,777       45,777      500,000        91,928       91,928      500,000
20     60      6,157     55,425       55,425      500,000       147,314      147,314      500,000
25     65      6,157     54,927       54,927      500,000       218,626      218,626      500,000
30     70      6,157     37,589       37,589      500,000       312,598      312,598      522,364
35     75      6,157          0            0      500,000       397,952      397,952      593,006

40     80      6,157          0            0      500,000       497,685      497,685      671,916
45     85      6,157          0            0      500,000       607,670      607,670      758,307
50     90      6,157          0            0      500,000       722,335      722,335      849,802
55     95      6,157          0            0      500,000       840,832      840,832      942,130
60    100      6,157          0            0      500,000     1,032,259    1,032,259    1,032,273

65    105      6,157          0            0      500,000     1,434,404    1,434,404    1,434,418
70    110      6,157          0            0      500,000     1,993,610    1,993,610    1,993,623
75    115      6,157          0            0      500,000     2,771,216    2,771,216    2,771,230
80    120      6,157          0            0      500,000     3,852,521    3,852,521    3,852,535

(1) The initial face amount is guaranteed for life so long as the base premium is paid as planned.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0% and 8% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.